                                                             File Nos. 333-10395
                                                                        811-7771

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 7

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 8

                             SEPARATE ACCOUNT KGC OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b) of Rule 485
         ---
          X  on May 1, 2001 pursuant to paragraph (b) of Rule 485
         ---
             60 days after filing pursuant to paragraph (a)(1) of Rule 485
         ---
             on (date) pursuant to paragraph (a)(1) of Rule 485
         ---
             this post-effective amendment designates a new effective date --- for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.            CAPTION IN PROSPECTUS
-----------------            ---------------------
1............................Cover Page

2............................Special Terms

3............................Summary of Fees and Expenses; Summary of Contract
                             Features

4............................Condensed Financial Information; Performance
                             Information

5............................Description of the Companies, the Variable Accounts
                             and the Underlying Investment Companies

6............................Charges and Deductions

7............................Description of the Contract

8............................Electing the Form of Annuity and Annuity Date;
                             Description of Variable Annuity Payout Options;
                             Annuity Benefit Payments

9............................Death Benefit

10...........................Payments; Computation of Values; Distribution and
                             Annuity Payments

11...........................Surrender; Withdrawal; Withdrawal Without Surrender
                             Charge; Texas Optional Retirement Program

12...........................Federal Tax Considerations

13...........................Legal Matters

14...........................Statement of Additional Information-Table of
                             Contents

FORM N-4 ITEM NO.            CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------            ----------------------------------------------
15...........................Cover Page

16...........................Table of Contents

17...........................General Information and History

18...........................Services

19...........................Underwriters


FORM N-4 ITEM NO.            CAPTION IN STATEMENT OF ADDITIONAL INFORMATION (CONT'D)
-----------------            -------------------------------------------------------
20...........................Underwriters

21...........................Performance Information

22...........................Annuity Benefit Payments

23...........................Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about the Scudder Gateway Custom (formerly Kemper Gateway Custom) variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except Hawaii and New York) and First Allmerica Financial Life Insurance Company in New York and Hawaii. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.



A Statement of Additional Information dated May 1, 2001 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Investments, Inc. at 1-800-782-8380. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Variable Account, known as Separate Account KGC is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:


THE ALGER AMERICAN FUND                             SCUDDER VARIABLE SERIES II
Alger American Leveraged AllCap Portfolio           Scudder Aggressive Growth Portfolio
Alger American Balanced Portfolio                   Scudder Blue Chip Portfolio
                                                    Scudder Contrarian Value Portfolio
CREDIT SUISSE, WARBURG PINCUS TRUST                 Scudder Global Blue Chip Portfolio
Credit Suisse Warburg Pincus Emerging Markets       Scudder Government Securities
Portfolio                                           Portfolio
Credit Suisse Warburg Pincus Global Post-Venture    Scudder Growth Portfolio
Capital Portfolio                                   Scudder High Yield Portfolio
                                                    Scudder International Research
DREYFUS INVESTMENT PORTFOLIOS                       Portfolio
Dreyfus MidCap Stock Portfolio                      Scudder Investment Grade Bond
                                                    Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH             Scudder Money Market Portfolio
FUND, INC.                                          Scudder New Europe Portfolio
Dreyfus Socially Responsible Growth Fund            Scudder Small Cap Growth Portfolio
                                                    Scudder Small Cap Value Portfolio
INVESCO VARIABLE INVESTMENT FUNDS, INC.             Scudder Strategic Income Portfolio
INVESCO VIF Utilities Fund                          Scudder Technology Growth Portfolio
                                                    Scudder Total Return Portfolio
SCUDDER VARIABLE SERIES I (CLASS A)                 SVS Dreman Financial Services
Scudder 21st Century Growth Portfolio               Portfolio
Scudder Capital Growth Portfolio                    SVS Dreman High Return Equity
Scudder Global Discovery Portfolio                  Portfolio
Scudder Growth and Income Portfolio                 SVS Dynamic Growth Portfolio
Scudder Health Sciences Portfolio                   SVS Focus Value+Growth Portfolio
Scudder International Portfolio                     SVS Focused Large Cap Growth Portfolio
                                                    SVS Growth And Income Portfolio
                                                    SVS Growth Opportunities Portfolio
                                                    SVS Index 500 Portfolio
                                                    SVS Mid-Cap Growth Portfolio
                                                    SVS Strategic Equity Portfolio
                                                    SVS Venture Value Portfolio


The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)


The Company offers a variety of fixed and variable annuity contracts. These other contracts may offer features, including investment options, fees and/or charges that are different from those in the contract offered by this Prospectus. The other contracts may be offered through different distributors. Upon request, your financial representative can show you information regarding other annuity contracts offered by the Company. You can also contact the Company directly to find out more about these annuity contracts.


THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               DATED MAY 1, 2001

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        14
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE
 UNDERLYING INVESTMENT COMPANIES............................        20
INVESTMENT OBJECTIVES AND POLICIES..........................        22
PERFORMANCE INFORMATION.....................................        26
DESCRIPTION OF THE CONTRACT.................................        28
  A.   Payments.............................................        28
  B.   Right to Cancel Individual Retirement Annuity........        28
  C.   Right to Cancel All Other Contracts..................        29
  D.   Transfer Privilege...................................        29
        Automatic Transfers and Automatic Account
        Rebalancing Options.................................        30
  E.   Surrender............................................        31
  F.   Withdrawals..........................................        31
        Systematic Withdrawals..............................        32
        Life Expectancy Distributions.......................        32
  G.   Death Benefit........................................        33
        Death of the Annuitant Prior to the Annuity Date....        33
        Death of an Owner Who is Not Also the Annuitant
        Prior to the Annuity Date...........................        34
        Payment of the Death Benefit Prior to the Annuity
        Date................................................        34
        Death of the Annuitant On or After the Annuity
        Date................................................        34
  H.   The Spouse of the Owner as Beneficiary...............        34
  I.   Assignment...........................................        35
  J.   Electing the Form of Annuity and Annuity Date........        35
  K.   Description of Variable Annuity Payout Options.......        36
  L.   Annuity Benefit Payments.............................        37
        Determination of the First Variable Annuity Benefit
        Payment.............................................        37
        The Annuity Unit....................................        37
        Determination of the Number of Annuity Units........        38
        Dollar Amount of Subsequent Variable Annuity Benefit
        Payments............................................        38
  M.  Optional Minimum Guaranteed Annuity Payout (M-GAP)
    Rider...................................................        38
  N.   NORRIS Decision......................................        40
  O.   Computation of Values................................        41
        The Accumulation Unit...............................        41
        Net Investment Factor...............................        41
CHARGES AND DEDUCTIONS......................................        42
  A.   Variable Account Deductions..........................        42
        Mortality and Expense Risk Charge...................        42
        Administrative Expense Charge.......................        42
        Other Charges.......................................        42
  B.   Contract Fee.........................................        43
  C.   Optional Benefit Riders..............................        43
        Living Benefits Rider...............................        43
        Disability Rider....................................        44
  D.   Premium Taxes........................................        44
  E.   Surrender Charge.....................................        45
        Charges for Surrender and Withdrawal................        45
        Reduction or Elimination of Surrender Charge and
        Additional Amounts Credited.........................        46
        Withdrawal Without Surrender Charge.................        46
        Surrenders..........................................        47

        Charge at the Time Annuity Benefit Payments Begin...        47
  F.   Transfer Charge......................................        47
GUARANTEE PERIOD ACCOUNTS...................................        48
FEDERAL TAX CONSIDERATIONS..................................        51
  A.   General..............................................        51
        The Company.........................................        51
        Diversification Requirements........................        51
        Investor Control....................................        51
  B.   Qualified and Non-Qualified Contracts................        52
  C.   Taxation of the Contracts in General.................        52
        Withdrawals Prior to Annuitization..................        52
        Annuity Payouts After Annuitization.................        52
        Penalty on Distribution.............................        52
        Assignments or Transfers............................        53
        Nonnatural Owners...................................        53
        Deferred Compensation Plans of State and Local
        Government and Tax-Exempt Organizations.............        53
  D.   Tax Withholding......................................        53
  E.   Provisions Applicable to Qualified Employer Plans....        54
        Corporate and Self-Employed Pension and Profit
        Sharing Plans.......................................        54
        Individual Retirement Annuities.....................        54
        Tax-Sheltered Annuities.............................        54
        Texas Optional Retirement Program...................        55
STATEMENTS AND REPORTS......................................        55
LOANS (QUALIFIED CONTRACTS ONLY)............................        55
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        55
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        56
VOTING RIGHTS...............................................        57
DISTRIBUTION................................................        57
LEGAL MATTERS...............................................        57
FURTHER INFORMATION.........................................        58
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED..............       A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE
 ADJUSTMENT.................................................       B-1
APPENDIX C -- THE DEATH BENEFIT.............................       C-1
APPENDIX D -- CONDENSED FINANCIAL INFORMATION...............       D-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         4
ANNUITY BENEFIT PAYMENTS....................................         4
EXCHANGE OFFER..............................................         6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
 PROGRAM....................................................         8
PERFORMANCE INFORMATION.....................................         9
TAX-DEFERRED ACCUMULATION...................................        15
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.


CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.


FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.


SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.


SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

UNDERLYING PORTFOLIO (OR PORTFOLIOS): an investment portfolio of The Alger American Fund ("Alger"), Credit Suisse Warburg Pincus Trust, Dreyfus Investment Portfolios ("Dreyfus"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund"), or INVESCO Variable Investments Funds, Inc. ("INVESCO VIF"), Scudder Variable Series I ("Scudder"), or Scudder Variable Series II ("SVS"), in which a Sub-Account invests.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KGC, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Scudder Gateway Custom Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes" under CHARGES AND DEDUCTIONS.


                                                                COMPLETE YEARS
                                                                 FROM DATE OF
                                                                   PAYMENT        CHARGE
(1) CONTRACT CHARGES:                                           --------------    ------
                                                                 Less than 1      7.0%
                                                                 Less than 2      6.0%
                                                                 Less than 3      5.0%
                                                                 Less than 4      4.0%
                                                                 Less than 5      3.0%
                                                                 Less than 6      2.0%
                                                                  Thereafter       0%
SURRENDER CHARGE:*
  During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any
  commutable period certain option or a noncommutable period certain option of less than ten years. The charge is a
  percentage of payments withdrawn (in excess of any amount
  that is free of surrender charge) within the indicated
  time period.

*From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Contracts when (1) Contracts are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2)where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "E. Surrender
Charge" "Reduction or Elimination of Surrender Charge and Additional Amounts Credited"
under CHARGES AND DEDUCTIONS.

TRANSFER CHARGE:                                                                  None
  The Company currently makes no charge for processing
  transfers and guarantees that the first 12 transfers in a
  Contract year will not be subject to a transfer charge.
  For each subsequent transfer, the Company reserves the
  right to assess a charge, guaranteed never to exceed $25,
  to reimburse the Company for the costs of processing the
  transfer.

ANNUAL CONTRACT FEE:                                                              $35**
  During the accumulation phase, the fee is deducted
  annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to
  and maintained by the trustee of a 401(k) plan.

**This fee may vary by state. See your Contract for more information.

OPTIONAL RIDER CHARGES:
  Under the following riders, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each
  month and, if applicable, at termina-tion of the rider.
  The charge on an annual basis as a percentage of the
  Accumulated Value is:
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider                      0.25%
      with a ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider                      0.15%
      with a fifteen-year waiting period:
    Optional Enhanced Death Benefit Rider:                                        0.25%
    Optional Disability Rider:                                                    0.05%
    Optional Living Benefits Rider:                                               0.05%

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average daily net
  assets)
  MORTALITY AND EXPENSE RISK CHARGE:                                              0.95%
  ADMINISTRATIVE EXPENSE CHARGE:                                                  0.15%
                                                                                  -----
  TOTAL ANNUAL EXPENSES:                                                          1.10%

(3) ANNUAL UNDERLYING PORTFOLIO EXPENSES:


Total expenses of the Underlying Portfolios are not fixed or specified under the terms of the Contract and will vary from year to year. The levels of fees and expenses also vary among the Underlying Portfolios. The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 2000, as adjusted for any material changes.



                                                                                            TOTAL PORTFOLIO
                                                                                                EXPENSES
                                                                                             (AFTER ANY FEE
                                                MANAGEMENT FEE                                REDUCTIONS/
                                                  (AFTER ANY         OTHER EXPENSES             WAIVERS/
                                               FEE REDUCTIONS/     (AFTER ANY WAIVERS/       REIMBURSEMENTS
UNDERLYING PORTFOLIO                          VOLUNTARY WAIVERS)     REIMBURSEMENTS)          AND OFFSETS)
--------------------                          ------------------   -------------------   ----------------------
Alger American Balanced Portfolio...........        0.75%                 0.13%          0.88%
Alger American Leveraged AllCap Portfolio...        0.85%                 0.05%          0.90%
Credit Suisse Warburg Pincus Emerging
 Markets Portfolio..........................        1.09%                 0.33%          1.42%(1)(2)
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio.............        1.14%                 0.28%          1.42%(1)(2)
Dreyfus MidCap Stock Portfolio..............        0.75%                 0.25%          1.00%(3)(4)
Dreyfus Socially Responsible Growth
 Portfolio..................................        0.75%                 0.03%          0.78%(3)
INVESCO VIF Utilities Fund..................        0.60%                 0.81%          1.41%(5)
Scudder 21st Century Growth Portfolio.......        0.88%                 0.47%          1.35%(6)(7)
Scudder Capital Growth Portfolio............        0.46%                 0.03%          0.49%(7)
Scudder Global Discovery Portfolio*.........        0.95%                 0.30%          1.25%(6)(7)
Scudder Growth and Income Portfolio.........        0.48%                 0.08%          0.56%(7)
Scudder Health Sciences Portfolio...........        0.75%                 0.20%          0.95%(6)(7)(10)
Scudder International Portfolio.............        0.82%                 0.14%          0.96%(7)
Scudder Aggressive Growth Portfolio.........        0.75%                 0.19%          0.94%(7)(8)(9)
Scudder Blue Chip Portfolio.................        0.65%                 0.06%          0.71%(7)(8)
Scudder Contrarian Value Portfolio..........        0.75%                 0.05%          0.80%(7)(8)
Scudder Global Blue Chip Portfolio..........        0.85%                 0.71%          1.56%(7)(8)(9)
Scudder Government Securities Portfolio.....        0.55%                 0.05%          0.60%(7)(9)
Scudder Growth Portfolio....................        0.60%                 0.05%          0.65%(7)
Scudder High Yield Portfolio................        0.60%                 0.08%          0.68%(7)
Scudder International Research Portfolio....        0.75%                 0.09%          0.84%(7)
Scudder Investment Grade Bond Portfolio.....        0.60%                 0.07%          0.67%(7)(8)(9)
Scudder Money Market Portfolio..............        0.50%                 0.08%          0.58%(7)
Scudder New Europe Portfolio................        0.00%                 1.12%          1.12%(7)(8)(9)
Scudder Small Cap Growth Portfolio..........        0.65%                 0.07%          0.72%(7)
Scudder Small Cap Value Portfolio...........        0.75%                 0.06%          0.81%(7)(8)(9)
Scudder Strategic Income Portfolio..........        0.65%                 0.40%          1.05%(7)(8)(9)(11)
Scudder Technology Growth Portfolio.........        0.75%                 0.07%          0.82%(7)(8)
Scudder Total Return Portfolio..............        0.55%                 0.06%          0.61%(7)
SVS Dreman Financial Services Portfolio.....        0.75%                 0.15%          0.90%(7)(8)(9)
SVS Dreman High Return Portfolio............        0.75%                 0.09%          0.84%(7)(8)(9)
SVS Dynamic Growth Portfolio................        1.00%                 0.30%          1.30%(7)(8)(10)
SVS Focus Value+Growth Portfolio............        0.75%                 0.06%          0.81%(7)(8)
SVS Focused Large Cap Growth Portfolio......        0.95%                 0.20%          1.15%(7)(8)(9)
SVS Growth And Income Portfolio.............        0.95%                 0.14%          1.09%(7)(8)(9)
SVS Growth Opportunities Portfolio..........        0.95%                 0.11%          1.06%(7)(8)
SVS Index 500 Portfolio.....................        0.34%                 0.21%          0.55%(7)(8)(9)
SVS Mid-Cap Growth Portfolio................        1.00%                 0.30%          1.30%(7)(8)(10)
SVS Strategic Equity Portfolio..............        0.95%                 0.20%          1.15%(7)(8)(10)
SVS Venture Value Portfolio.................        0.95%                 0.20%          1.15%(7)(8)(10)

*Waiver was not in place for the fiscal year 1999. Percentages shown reflect ratios effective 5/1/2000.



(1)Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Credit Suisse Warburg Pincus Emerging Markets Portfolio and Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio the Investment Management Fee would have equaled 1.25% and 1.25%; Other Expenses would have equaled 0.44% and 0.28%; and Total Fund Annual Expenses, would have equaled 1.69% and 1.53%, respectively, based on actual fees and expenses for the fiscal year ended December 31, 2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.



(2)Interest earned on univested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolios' net expense ratio by 0.02% for each of the Portfolio year ended December 31,2000. The Portfolios' operating expense ratio after reflecting these arrangements was 1.40% for Credit Suisse Warburg Pincus Emerging Market Portfolio 1.40% for Credit Suisse Warburg Pincus Global PostVenture Capital Portfolio.



(3)The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2000. Actual Expenses in future years may be higher or lower than the figures given above.



(4)The expenses shown in the above portfolio annual expense table are for the Initial Share Class for the fiscal year ended December 31, 2000 and reflect the portfolio adviser's waiver of fees or reimbursement of expenses for such fiscal year. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for December 31, 2000 for the Dreyfus MidCap Stock Portfolio would have been, as a percentage of assets: 0.75%, 0.29% and 1.04%, respectively. For the fiscal year ended December 31, 2000, Dreyfus further reimbursed the portfolio for other expenses so that the total annual portfolio operating expenses for Initial Share Class was 0.98% instead of 1.00%. This additional expense reimbursement was voluntary and the expense information provided in the table has been restated to reflect the amount the fees would have been without such voluntary reimbursement. The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the Initial Share Class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.00%.



(5)The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(6)Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one-year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Global Discovery 1.25%, Scudder Health Sciences 0.95%, and Scudder 21st Century Growth 1.50%. The total operating expenses for Scudder 21st Century Growth were less than respective limitations. Absent any waiver or reimbursement, the total operating expenses for Scudder Global Discovery would have been 1.28%, for the year ended December 31, 2000.



(7)Effective 5/1/01, Scudder Variable Life Investment Fund and Kemper Variable Series became Scudder Variable Series I and Scudder Variable Series II. In addition, the underlying investment options were re-branded from Kemper and KVS to Scudder and SVS.



(8)Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS Dynamic Growth (1.30%), SVS Mid Cap Growth (1.30%), SVS Strategic Equity (1.15%), SVS Venture Value (1.15%), SVS Dreman High Return Equity (0.87%), SVS Focus Value+Growth (0.84%), SVS Focused Large Cap Growth (1.15%), SVS

Dreman Financial Services (0.99%), SVS Growth Opportunities (1.15%), SVS Growth And Income (1.15%), Scudder Aggressive Growth (0.95%), Scudder Technology Growth (0.95%), Scudder Contrarian Value (0.80%), Scudder Small Cap Value (0.84%), Scudder Investment Grade Bond (0.80%), Scudder Strategic Income (1.05%), Scudder Blue Chip (0.95%), SVS Index 500 (0.55%), Scudder New Europe (1.12%) and Scudder Global Blue Chip (1.56%) In addition, for Scudder New Europe and Scudder Global Blue Chip, the investment manager has agreed to limit its management fees to 0.70% and 0.85%, respectively, of such portfolios for one year, commencing 5/1/01. Absent any waiver or reimbursement, the total operating expenses would have been 1.76% for Scudder Global Blue Chip, 2.62% for Scudder New Europe, 1.07% for Scudder Strategic Income, 1.31% for SVS Focused Large Cap Growth and 0.87% for SVS Index 500 for the year ended December 31, 2000.



(9)"Other Expenses" have been restated to exclude reorganization costs.



(10)Portfolio became effective and commenced operations 5/1/01, therefore other expenses are annualized. Actual expenses may be greater or less than shown.



(11)Due to a new management agreement, the management fee of Scudder Strategic Income has been restated to 0.65%.


The Underlying Portfolio information above was provided by the Underlying Portfolios and was not independently verified by the Company.


EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay during the accumulation phase at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. The examples further assume that the Underlying Portfolio expenses, including any waivers/reimbursements, listed above remain the same in each of the 1, 3, 5, and 10-year intervals. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan. Because the expenses of the Underlying Portfolios differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1)(a) If, at the end of the applicable time period, you surrender your Contract or annuitize* under any commutable period certain option or a noncommutable fixed period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Riders:**


WITH SURRENDER CHARGE                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                                        --------   --------   --------   --------
Alger American Balanced Portfolio..........................    $82        $110       $138       $235
Alger American Leveraged AllCap Portfolio..................    $82        $110       $139       $237
Credit Suisse Warburg Pincus Emerging Markets Portfolio....    $87        $125       $165       $290
Credit Suisse Warburg Pincus Global Post-Venture Capital
 Portfolio.................................................    $87        $125       $165       $290
Dreyfus MidCap Stock Portfolio.............................    $83        $113       $144       $247
Dreyfus Socially Responsible Growth Portfolio..............    $81        $107       $133       $224
INVESCO VIF Utilities Fund.................................    $87        $125       $164       $289
Scudder 21st Century Growth Portfolio......................    $86        $123       $161       $283
Scudder Capital Growth Portfolio...........................    $78        $ 98       $119       $193
Scudder Global Discovery Portfolio.........................    $85        $120       $157       $273
Scudder Growth and Income Portfolio........................    $79        $100       $122       $201
Scudder Health Sciences Portfolio..........................    $82        $112       $142       $242
Scudder International Portfolio............................    $83        $112       $142       $243
Scudder Aggressive Growth Portfolio........................    $82        $112       $141       $241
Scudder Blue Chip Portfolio................................    $80        $105       $130       $217
Scudder Contrarian Value Portfolio.........................    $81        $107       $134       $226
Scudder Global Blue Chip Portfolio.........................    $88        $129       $172       $303
Scudder Government Securities Portfolio....................    $79        $102       $124       $205
Scudder Growth Portfolio...................................    $80        $103       $127       $211
Scudder High Yield Portfolio...............................    $80        $104       $128       $214
Scudder International Research Portfolio...................    $81        $109       $136       $231
Scudder Investment Grade Bond Portfolio....................    $80        $104       $128       $213
Scudder Money Market Portfolio.............................    $79        $101       $123       $203
Scudder New Europe Portfolio...............................    $84        $117       $150       $260
Scudder Small Cap Growth Portfolio.........................    $80        $105       $130       $218
Scudder Small Cap Value Portfolio..........................    $81        $108       $135       $227
Scudder Strategic Income Portfolio.........................    $83        $115       $147       $252
Scudder Technology Growth Portfolio........................    $81        $108       $135       $229
Scudder Total Return Portfolio.............................    $79        $102       $125       $206
SVS Dreman Financial Services Portfolio....................    $82        $110       $139       $237
SVS Dreman High Return Portfolio...........................    $81        $109       $136       $231
SVS Dynamic Growth Portfolio...............................    $86        $122       $159       $278
SVS Focus Value+Growth Portfolio...........................    $81        $108       $135       $227
SVS Focused Large Cap Growth Portfolio.....................    $84        $118       $152       $263
SVS Growth And Income Portfolio............................    $84        $116       $149       $256
SVS Growth Opportunities Portfolio.........................    $83        $115       $147       $253
SVS Index 500 Portfolio....................................    $79        $100       $122       $200
SVS Mid-Cap Growth Portfolio...............................    $86        $122       $159       $278
SVS Strategic Equity Portfolio.............................    $84        $118       $152       $263
SVS Venture Value Portfolio................................    $84        $118       $152       $263

(1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under any commutable period certain option or a noncommutable fixed period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of the Minimum Guaranteed Annuity Payout (M-GAP) Rider** with a ten-year waiting period, the Enhanced Death Benefit Rider, the Disability Rider and the Living Benefits Rider:


WITH SURRENDER CHARGE                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                                        --------   --------   --------   --------
Alger American Balanced Portfolio..........................    $87        $127       $168       $295
Alger American Leveraged AllCap Portfolio..................    $88        $128       $169       $297
Credit Suisse Warburg Pincus Emerging Markets Portfolio....    $92        $142       $193       $347
Credit Suisse Warburg Pincus Global Post-Venture Capital
 Portfolio.................................................    $92        $142       $193       $347
Dreyfus MidCap Stock Portfolio.............................    $89        $130       $173       $307
Dreyfus Socially Responsible Growth Portfolio..............    $86        $124       $163       $286
INVESCO VIF Utilities Fund.................................    $92        $142       $193       $346
Scudder 21st Century Growth Portfolio......................    $92        $140       $190       $340
Scudder Capital Growth Portfolio...........................    $84        $116       $149       $256
Scudder Global Discovery Portfolio.........................    $91        $138       $185       $331
Scudder Growth and Income Portfolio........................    $84        $118       $152       $264
Scudder Health Sciences Portfolio..........................    $88        $129       $171       $302
Scudder International Portfolio............................    $88        $129       $172       $303
Scudder Aggressive Growth Portfolio........................    $88        $129       $171       $301
Scudder Blue Chip Portfolio................................    $86        $122       $159       $279
Scudder Contrarian Value Portfolio.........................    $87        $125       $164       $288
Scudder Global Blue Chip Portfolio.........................    $94        $146       $200       $359
Scudder Government Securities Portfolio....................    $85        $119       $154       $268
Scudder Growth Portfolio...................................    $85        $120       $157       $273
Scudder High Yield Portfolio...............................    $86        $121       $158       $276
Scudder International Research Portfolio...................    $87        $126       $166       $291
Scudder Investment Grade Bond Portfolio....................    $85        $121       $158       $275
Scudder Money Market Portfolio.............................    $85        $118       $153       $266
Scudder New Europe Portfolio...............................    $90        $134       $179       $319
Scudder Small Cap Growth Portfolio.........................    $86        $122       $160       $280
Scudder Small Cap Value Portfolio..........................    $87        $125       $164       $289
Scudder Strategic Income Portfolio.........................    $89        $132       $176       $312
Scudder Technology Growth Portfolio........................    $87        $125       $165       $290
Scudder Total Return Portfolio.............................    $85        $119       $155       $269
SVS Dreman Financial Services Portfolio....................    $88        $128       $169       $297
SVS Dreman High Return Portfolio...........................    $87        $126       $166       $291
SVS Dynamic Growth Portfolio...............................    $91        $139       $188       $336
SVS Focus Value+Growth Portfolio...........................    $87        $125       $164       $289
SVS Focused Large Cap Growth Portfolio.....................    $90        $135       $181       $321
SVS Growth And Income Portfolio............................    $89        $133       $178       $316
SVS Growth Opportunities Portfolio.........................    $89        $132       $176       $313
SVS Index 500 Portfolio....................................    $84        $118       $152       $263
SVS Mid-Cap Growth Portfolio...............................    $91        $139       $188       $336
SVS Strategic Equity Portfolio.............................    $90        $135       $181       $321
SVS Venture Value Portfolio................................    $90        $135       $181       $321

(2)(a) If, at the end of the applicable time period, you annuitize* under a life option or a noncommutable fixed period certain option of ten years or longer, or if you do not surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Riders:**


WITHOUT SURRENDER CHARGE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------                                     --------   --------   --------   --------
Alger American Balanced Portfolio..........................    $21        $63        $109       $235
Alger American Leveraged AllCap Portfolio..................    $21        $64        $110       $237
Credit Suisse Warburg Pincus Emerging Markets Portfolio....    $26        $80        $136       $290
Credit Suisse Warburg Pincus Global Post-Venture Capital
 Portfolio.................................................    $26        $80        $136       $290
Dreyfus MidCap Stock Portfolio.............................    $22        $67        $115       $247
Dreyfus Socially Responsible Growth Portfolio..............    $19        $60        $104       $224
INVESCO VIF Utilities Fund.................................    $26        $79        $136       $289
Scudder 21st Century Growth Portfolio......................    $25        $78        $133       $283
Scudder Capital Growth Portfolio...........................    $17        $51        $ 89       $193
Scudder Global Discovery Portfolio.........................    $24        $75        $128       $273
Scudder Growth and Income Portfolio........................    $17        $54        $ 92       $201
Scudder Health Sciences Portfolio..........................    $21        $65        $112       $242
Scudder International Portfolio............................    $21        $66        $113       $243
Scudder Aggressive Growth Portfolio........................    $21        $65        $112       $241
Scudder Blue Chip Portfolio................................    $19        $58        $100       $217
Scudder Contrarian Value Portfolio.........................    $20        $61        $105       $226
Scudder Global Blue Chip Portfolio.........................    $27        $84        $143       $303
Scudder Government Securities Portfolio....................    $18        $55        $ 94       $205
Scudder Growth Portfolio...................................    $18        $56        $ 97       $211
Scudder High Yield Portfolio...............................    $18        $57        $ 99       $214
Scudder International Research Portfolio...................    $20        $62        $107       $231
Scudder Investment Grade Bond Portfolio....................    $18        $57        $ 98       $213
Scudder Money Market Portfolio.............................    $17        $54        $ 93       $203
Scudder New Europe Portfolio...............................    $23        $71        $121       $260
Scudder Small Cap Growth Portfolio.........................    $19        $58        $101       $218
Scudder Small Cap Value Portfolio..........................    $20        $61        $105       $227
Scudder Strategic Income Portfolio.........................    $22        $69        $117       $252
Scudder Technology Growth Portfolio........................    $20        $62        $106       $229
Scudder Total Return Portfolio.............................    $18        $55        $ 95       $206
SVS Dreman Financial Services Portfolio....................    $21        $64        $110       $237
SVS Dreman High Return Portfolio...........................    $20        $62        $107       $231
SVS Dynamic Growth Portfolio...............................    $25        $76        $130       $278
SVS Focus Value+Growth Portfolio...........................    $20        $61        $105       $227
SVS Focused Large Cap Growth Portfolio.....................    $23        $72        $123       $263
SVS Growth And Income Portfolio............................    $23        $70        $119       $256
SVS Growth Opportunities Portfolio.........................    $22        $69        $118       $253
SVS Index 500 Portfolio....................................    $17        $53        $ 92       $200
SVS Mid-Cap Growth Portfolio...............................    $25        $76        $130       $278
SVS Strategic Equity Portfolio.............................    $23        $72        $123       $263
SVS Venture Value Portfolio................................    $23        $72        $123       $263

(2)(b) If, at the end of the applicable time period, you annuitize* under a life option or a noncommutable fixed period certain option of ten years or longer, or if you do not surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of the Minimum Guaranteed Annuity Payout (M-GAP) Rider** with a ten-year waiting period, the Enhanced Death Benefit Rider, the Disability Rider and the Living Benefits Rider:


WITHOUT SURRENDER CHARGE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------                                     --------   --------   --------   --------
Alger American Balanced Portfolio..........................    $27        $ 81       $139       $295
Alger American Leveraged AllCap Portfolio..................    $27        $ 82       $140       $297
Credit Suisse Warburg Pincus Emerging Markets Portfolio....    $32        $ 97       $165       $347
Credit Suisse Warburg Pincus Global Post-Venture Capital
 Portfolio.................................................    $32        $ 97       $165       $347
Dreyfus MidCap Stock Portfolio.............................    $28        $ 85       $145       $307
Dreyfus Socially Responsible Growth Portfolio..............    $26        $ 78       $134       $286
INVESCO VIF Utilities Fund.................................    $32        $ 97       $165       $346
Scudder 21st Century Growth Portfolio......................    $31        $ 95       $162       $340
Scudder Capital Growth Portfolio...........................    $23        $ 70       $119       $256
Scudder Global Discovery Portfolio.........................    $30        $ 92       $157       $331
Scudder Growth and Income Portfolio........................    $23        $ 72       $123       $264
Scudder Health Sciences Portfolio..........................    $27        $ 84       $142       $302
Scudder International Portfolio............................    $27        $ 84       $143       $303
Scudder Aggressive Growth Portfolio........................    $27        $ 83       $142       $301
Scudder Blue Chip Portfolio................................    $25        $ 76       $131       $279
Scudder Contrarian Value Portfolio.........................    $26        $ 79       $135       $288
Scudder Global Blue Chip Portfolio.........................    $33        $102       $172       $359
Scudder Government Securities Portfolio....................    $24        $ 73       $125       $268
Scudder Growth Portfolio...................................    $24        $ 75       $128       $273
Scudder High Yield Portfolio...............................    $25        $ 75       $129       $276
Scudder International Research Portfolio...................    $26        $ 80       $137       $291
Scudder Investment Grade Bond Portfolio....................    $24        $ 75       $129       $275
Scudder Money Market Portfolio.............................    $24        $ 72       $124       $266
Scudder New Europe Portfolio...............................    $29        $ 89       $151       $319
Scudder Small Cap Growth Portfolio.........................    $25        $ 77       $131       $280
Scudder Small Cap Value Portfolio..........................    $26        $ 79       $136       $289
Scudder Strategic Income Portfolio.........................    $28        $ 87       $147       $312
Scudder Technology Growth Portfolio........................    $26        $ 80       $136       $290
Scudder Total Return Portfolio.............................    $24        $ 73       $126       $269
SVS Dreman Financial Services Portfolio....................    $27        $ 82       $140       $297
SVS Dreman High Return Portfolio...........................    $26        $ 80       $137       $291
SVS Dynamic Growth Portfolio...............................    $31        $ 94       $160       $336
SVS Focus Value+Growth Portfolio...........................    $26        $ 79       $136       $289
SVS Focused Large Cap Growth Portfolio.....................    $29        $ 89       $152       $321
SVS Growth And Income Portfolio............................    $29        $ 88       $149       $316
SVS Growth Opportunities Portfolio.........................    $28        $ 87       $148       $313
SVS Index 500 Portfolio....................................    $23        $ 72       $123       $263
SVS Mid-Cap Growth Portfolio...............................    $31        $ 94       $160       $336
SVS Strategic Equity Portfolio.............................    $29        $ 89       $152       $321
SVS Venture Value Portfolio................................    $29        $ 89       $152       $321


*The Contract fee is not deducted after annuitization. Any applicable surrender charge is assessed at the time of annuitization if you elect a noncommutable fixed period certain option of less than ten years or any commutable period certain option. No charge is assessed if you elect any life contingency option or a noncommutable fixed period certain option of ten years or longer.

**If the Minimum Guaranteed Annuity Payout (M-GAP) Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in your Contract.

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE SCUDDER GATEWAY CUSTOM VARIABLE ANNUITY?



The Scudder Gateway Custom variable annuity contract ("Contract") is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


    - A customized investment portfolio;


    - 2 Alger Portfolios, 2 Credit Suisse Warburg Pincus Trust Portfolios; 1 Dreyfus Investment Portfolios Portfolio, 1 Dreyfus Socially Responsible Growth Fund Portfolio, 1 INVESCO VIF Portfolio, 27 SVS Portfolios, and 6 Scudder Portfolios;


    - 1 Fixed Account;

    - 9 Guarantee Period Accounts;

    - Experienced professional portfolio managers;

    - Tax deferral on earnings;

    - Guarantees that can protect your beneficiaries during the accumulation phase;

    - Income payments that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?


The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the Sub-Accounts investing in the Underlying Portfolios (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the Scudder Money Market Portfolio), to the Guarantee Period Accounts, and to the Fixed Account (collectively "the investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below, WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    - periodic payments for the Annuitant's lifetime;

    - periodic payments for the Annuitant's life and the life of another person selected by you;

    - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

    - periodic payments over a specified number of years (1 to 30); under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

An optional Minimum Guaranteed Annuity Payout ("M-GAP") Rider is currently available during the accumulation phase in most jurisdictions for a separate monthly charge. If elected, the Rider provides the Annuitant a guaranteed minimum amount of income after the specified waiting period under a life contingent fixed annuity payout option, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in your Contract, The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract anniversary that the M-GAP Benefit Base is being determined; or

    (b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For more details see "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under DESCRIPTION OF THE CONTRACT.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual to receive annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payments stated in "A. Payments" under DESCRIPTION OF THE CONTRACT.

WHAT ARE MY INVESTMENT CHOICES?


Prior to the Annuity Date, you may allocate payments among one or more of the Sub-Accounts investing in the Underlying Portfolios (up to a total of seventeen Sub-Accounts may be utilized at any one time, in addition to the Scudder Money Market Portfolio), the Guarantee Period Accounts, and the Fixed Account.

VARIABLE ACCOUNT. You have a choice of Sub-Accounts investing in the following Underlying Portfolios:


THE ALGER AMERICAN FUND                                  SCUDDER VARIABLE SERIES II
Alger American Leveraged AllCap Portfolio                Scudder Aggressive Growth Portfolio
Alger American Balanced Portfolio                        Scudder Blue Chip Portfolio
                                                         Scudder Contrarian Value Portfolio
CREDIT SUISSE WARBURG PINCUS TRUST                       Scudder Global Blue Chip Portfolio
Credit Suisse Warburg Pincus Emerging Markets            Scudder Government Securities Portfolio
Portfolio                                                Scudder Growth Portfolio
Credit Suisse Warburg Pincus Global Post-Venture         Scudder High Yield Portfolio
Capital Portfolio                                        Scudder International Research
                                                         Portfolio
DREYFUS INVESTMENT PORTFOLIOS                            Scudder Investment Grade Bond Portfolio
Dreyfus MidCap Stock Portfolio                           Scudder Money Market Portfolio
                                                         Scudder New Europe Portfolio
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH                  Scudder Small Cap Growth Portfolio
FUND, INC.                                               Scudder Small Cap Value Portfolio
Dreyfus Socially Responsible Growth Fund                 Scudder Strategic Income Portfolio
                                                         Scudder Technology Growth Portfolio
INVESCO VARIABLE INVESTMENT FUNDS, INC.                  Scudder Total Return Portfolio
INVESCO VIF Utilities Fund                               SVS Dreman Financial Services Portfolio
                                                         SVS Dreman High Return Equity Portfolio
SCUDDER VARIABLE SERIES I (CLASS A)                      SVS Dynamic Growth Portfolio
Scudder Capital Growth Portfolio                         SVS Focused Large Cap Growth Portfolio
Scudder 21st Century Growth Portfolio                    SVS Focus Value+Growth Portfolio
Scudder Global Discovery Portfolio                       SVS Growth And Income Portfolio
Scudder Growth and Income Portfolio                      SVS Growth Opportunities Portfolio
Scudder Health Sciences Portfolio                        SVS Index 500 Portfolio
Scudder International Portfolio                          SVS Mid-Cap Growth Portfolio
                                                         SVS Strategic Equity Portfolio
                                                         SVS Venture Value Portfolio


Each Underlying Portfolio operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios and advisers, see INVESTMENT OBJECTIVES AND POLICIES.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.


Zurich Scudder Investments, Inc. ("Zurich Scudder") is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and Zurich Scudder.

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

THE GUARANTEE PERIOD ACCOUNTS AND/OR SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?


Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Scudder Money Market Portfolio, are utilized at any one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge, but reserves the right to assess a processing charge guaranteed never to exceed $25. See "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT.


You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Portfolios or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. Each calendar year, you can take without a surrender charge 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to all amounts deemed to be income if you are under age
59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than six years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of the account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), a standard Annuitant death benefit will be paid. The standard Annuitant death benefit is equal to the GREATER of:

    - The Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or


    - Gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal).

If the Owner elects the Enhanced Death Benefit Rider, the Annuitant death benefit will be the GREATEST of:

    - The Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

    - Gross payments accumulated daily at an effective annual yield of 5% (except in Hawaii and New York where (b) equals gross payments) starting on the date each payment was applied, decreased proportionately to reflect withdrawals; or

    - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This enhanced guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments accumulated daily at an effective annual yield of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments accumulated daily at an effective annual yield of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. A separate charge is made for the Enhanced Death Benefit Rider. See "G. Death Benefit" under DESCRIPTION OF THE CONTRACT. Regardless of whether the Enhanced Death Benefit Rider is in effect, if an Owner who is not also the Annuitant dies during the accumulation phase, the death benefit will equal the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment. (If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "G. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $35 Contract fee (a lower fee of $30 may apply in some states) from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described in "D. Premium Taxes" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 0.95% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Underlying Portfolios will incur certain management fees and expenses described more fully in "Other Charges" under "A. Variable Account Deductions" and in the Underlying Portfolios prospectuses which accompany this Prospectus. These charges vary among the Underlying Portfolios and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. For specific information regarding the existence and effect of any waivers/ reimbursements see "Annual Underlying Portfolio Expenses" under SUMMARY OF FEES AND EXPENSES.

Subject to state availability, the Company currently offers a number of optional Riders that may be elected by the Owner. A separate monthly charge is made for each Rider. The charge is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect and, if applicable, on the date the Rider is terminated. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
ten-year waiting period.....................................  0.25%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
fifteen-year waiting period.................................  0.15%
Enhanced Death Benefit Rider................................  0.25%
Disability Rider............................................  0.05%
Living Benefits Rider.......................................  0.05%

For a description of these riders, see "Enhanced Death Benefit Rider" under "G. Death Benefit" and "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under DESCRIPTION OF THE CONTRACT and "C. Optional Benefit Riders" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted). However, if state law requires or if your Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel All Other Contracts" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

    - You may change your allocation of payments.

    - You may make transfers of accumulated value among your current investments without any tax consequences.

    - You may cancel your Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                    AND THE UNDERLYING INVESTMENT COMPANIES


THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2000, Allmerica Financial had over $18 billion in assets and over $27 billion of life insurance in force.


Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, First Allmerica and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate investment account called Separate Account KGC (the "Variable Account"). The Variable Accounts of Separate Account KGC were authorized by votes of the Board of Directors of the Companies on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES

THE ALGER AMERICAN FUND. The Alger American Fund ("Alger"), is an open-end, diversified management investment company established as a Massachusetts business trust on April 6, 1988 and registered with the SEC under the 1940 Act. The investment adviser for the Alger American Leveraged AllCap Portfolio and Alger American Balanced Portfolio is Fred Alger Management, Inc. Fred Alger Management, Inc. is located at 1 World Trade Center, Suite 9333, New York, NY 10048.


CREDIT SUISSE WARBURG PINCUS TRUST. Credit Suisse Warburg Pincus Trust is an open-end, management investment company registered with the SEC. It was organized as a Massachusetts business trust on March 15, 1995. Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser of the Credit Suisse Warburg Pincus Trust. Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Global Post-Venture Capital Portfolio with respect to the Portfolio's investments in private-equity portfolios.



DREYFUS INVESTMENT PORTFOLIOS. The Dreyfus Investment Portfolios is a Massachusetts business trust that commenced operations on May 1, 1998 and is an open-end management investment company. One of its investment portfolios, the Dreyfus MidCap Stock Portfolio, is available under the Contract. The Dreyfus Corporation is the investment advisor to the Dreyfus MidCap Stock Portfolio. The Dreyfus Corporation is located at 200 Park Avenue, New York, NY 10166.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund") was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. It is registered with the SEC as an open-end, diversified, management investment company. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Socially Responsible Growth Fund. NCM Capital Management Group Inc. serves as an sub-investment adviser. The Dreyfus Corporation is located at 200 Park Avenue, New York, NY 10166.



INVESCO VARIABLE INVESTMENT FUNDS, INC.  INVESCO Variable Investment
Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Utilities Fund is INVESCO Funds Group, Inc.



SCUDDER VARIABLE SERIES I (CLASS A). Scudder Variable Series I (Class A) ("Scudder") is an open-end, diversified management investment company established as a Massachusetts business trust on March 15, 1985, and registered with the SEC under the 1940 Act. Zurich Scudder Investments, Inc. serves as the investment adviser of Scudder.



SCUDDER VARIABLE SERIES II. Scudder Variable Series II ("SVS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of SVS does not involve supervision of its management, investment practices or policies by the SEC. SVS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of SVS are sold only to insurance company separate accounts. Zurich Scudder Investments, Inc. serves as the investment adviser of SVS.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") for the Underlying Portfolios are available upon request. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract.

THE ALGER AMERICAN FUND:


ALGER AMERICAN BALANCED PORTFOLIO -- seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 24% of the Portfolio's net assets are invested in fixed-income securities.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any sizewhich demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


CREDIT SUISSE WARBURG PINCUS TRUST:



CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets.



CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.


DREYFUS INVESTMENT PORTFOLIOS:

DREYFUS MIDCAP STOCK PORTFOLIO -- seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

INVESCO VARIABLE INVESTMENT FUNDS, INC.



INVESCO VIF UTILITIES FUND -- seeks capital appreciation and income.



SCUDDER VARIABLE SERIES I (CLASS A)


SCUDDER 21ST CENTURY GROWTH PORTFOLIO -- pursues long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth through a broad and flexible investment program.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income.


SCUDDER HEALTH SCIENCES PORTFOLIO -- seeks long-term growth of capital by investing primarily in the equity securities of companies in the health care industry.


SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments.


SCUDDER VARIABLE SERIES II:



SCUDDER AGGRESSIVE GROWTH PORTFOLIO -- seeks capital appreciation through the use of aggressive investment techniques.



SCUDDER BLUE CHIP PORTFOLIO -- seeks growth of capital and of income.



SCUDDER CONTRARIAN VALUE PORTFOLIO -- seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.



SCUDDER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.



SCUDDER GOVERNMENT SECURITIES PORTFOLIO -- seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.



SCUDDER GROWTH PORTFOLIO -- seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.



SCUDDER HIGH YIELD PORTFOLIO -- seeks to provide a high level of current income by investing in fixed-income securities.



SCUDDER INTERNATIONAL RESEARCH PORTFOLIO -- seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. This Portfolio was formerly known as the Kemper International Portfolio.



SCUDDER INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

SCUDDER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.



SCUDDER NEW EUROPE PORTFOLIO -- seeks long-term capital appreciation by investing in a portfolio consisting primarily of equity securities of European companies.



SCUDDER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.



SCUDDER SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.



SCUDDER STRATEGIC INCOME PORTFOLIO -- seeks high current return by investing primarily in bonds issued by U.S. and foreign corporations and governments.



SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital.



SCUDDER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.



SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued. Dreman Value Management, L.L.C. is the sub-adviser for the Portfolio.



SVS DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return.. Dreman Value Management, L.L.C. is the sub-adviser for the Portfolio



SVS DYNAMIC GROWTH PORTFOLIO -- seeks long-term capital growth. INVESCO is the sub-adviser for the Portfolio.



SVS FOCUS VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks. Jennison Associates is the sub-adviser of the Portfolio. This portfolio was formerly known as the Kemper Value+Growth Portfolio.



SVS FOCUSED LARGE CAP GROWTH PORTFOLIO -- seeks growth through long-term capital appreciation. Eagle Asset Management, Inc. ("EAM") is the sub-adviser for the Portfolio.



SVS GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income. Janus Capital Corporation ("JCC") is the sub-adviser for the Portfolio.



SVS GROWTH OPPORTUNITIES PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Janus Capital Corporation ("JCC") is the sub-adviser for the Portfolio.



SVS INDEX 500 PORTFOLIO* -- seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, (the "S&P 500 Index"), which emphasizes stocks of large U.S. companies. Deutche Asset Management is the sub-adviser for the Portfolio.



SVS MID-CAP GROWTH PORTFOLIO -- seeks capital appreciation. Turner Investment Partners is the sub-adviser for the Portfolio.

SVS STRATEGIC EQUITY PORTFOLIO -- seeks growth of capital. Oak Associates is the sub-adviser for the Portfolio.



SVS VENTURE VALUE PORTFOLIO -- seeks long-term capital growth. Davis Selected Advisors is the sub-adviser for the Portfolio.



* "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-" "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Zurich Scudder Investments, Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Additional information may be found in the fund's Statement of Additional Information.


Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                            PERFORMANCE INFORMATION


The Contract was first offered to the public by Allmerica Financial Life Insurance and Annuity Company in 1996 and by First Allmerica Financial Life Insurance Company in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence (Tables 1A and 1B) and (2) the periods that the Underlying Portfolios have been in existence. (Tables 2A and 2B.) Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Portfolios and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. All performance tables referenced in this section may be found in the SAI.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.


The yield of the Sub-Account investing in the Scudder Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



The yield of a Sub-Account investing in a Portfolio other than the Scudder Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.10%, the Underlying Portfolio charges, the $35 annual Contract fee and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any rider charges. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B in the SAI is calculated in exactly the same manner as that in Tables 1A and 1B, respectively; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract. For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity contracts.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office, on the basis of the accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums:


    - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's).



    - Under a monthly automatic payment plan, the minimum initial payment is $167.


    - Each subsequent payment must be at least $100.


    - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Scudder Money Market Portfolio.



Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Scudder Money Market Portfolio.


The Owner may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape recorded.

B.  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund.

In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased or to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Underlying Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

D.  TRANSFER PRIVILEGE


At any time prior to the Annuity Date, an Owner may transfer amounts among investment options upon written or telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Scudder Money Market Account, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.. In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.



Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Scudder Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.


The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to asses a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolios' ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right, subject to state law, to refuse transfers or to take other action to prevent or limit the use of such activities.


The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for. The Company does not charge the Owner for providing additional support services.


AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Scudder Money Market Portfolio or the Sub-Account investing in the Scudder Government Securities Portfolio, (the "source accounts") to one or more of the available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.



To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account when it is being used as the source account for the payment from which to process automatic transfers. For more information see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.


The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

E.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see FEDERAL TAX CONSIDERATIONS, "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

F.  WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value, subject to the limits stated below. The Owner must submit a signed, written request for withdrawals, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. The Company will then withdraw an amount equal to the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

The minimum withdrawal amount is $100. Except in New York where no specific balance is required, no withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender" under CHARGES AND DEDUCTIONS.

After the Annuity Date, withdrawals are allowed only if the Contract is annuitized under a commutable period certain option. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see FEDERAL TAX CONSIDERATIONS, "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. The Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.


LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.


The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.


If an Owner elects the Company's LED option, (based on applicable IRS tables), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.


(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, "C. Taxation of the Contracts in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G.  DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) before the Annuity Date while the Contract is in force, the Company will pay the beneficiary a death benefit, except when a spousal beneficiary chooses to continue the Contract as provided below in "H. The Spouse of the Owner as Beneficiary."

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE.

STANDARD DEATH BENEFIT. Upon the death of the Annuitant (including an Owner who is also the Annuitant), the standard death benefit is equal to the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment, or

    (b) gross payments decreased proportionately to reflect withdrawals. For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

ENHANCED DEATH BENEFIT RIDER. At the time of application for the Contract, the Owner may elect an optional Enhanced Death Benefit Rider. Under the Enhanced Death Benefit Rider, if the Annuitant dies before the Annuity Date, the death benefit will be the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment,

    (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (except in Hawaii and New York where (b) equals gross payments decreased proportionately to reflect withdrawals) (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal), or

    (c) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This enhanced guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments accumulated daily at an effective annual yield of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments accumulated daily at an effective annual yield of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C -- THE DEATH BENEFIT for specific examples of death benefit calculations.

A separate charge is deducted for the optional Enhanced Death Benefit Rider. On the last day of each month and, if applicable, on the date the Rider is terminated, a charge equal to 1/12th of an annual rate of 0.25% is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY
DATE. Under either the standard or enhanced death benefit, if an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive distributions over the life of the beneficiary for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.


If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Scudder Money Market Portfolio. The excess, if any, of the enhanced death benefit over the Accumulated Value also will be added to the Scudder Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.


With respect to the death benefit, the Accumulated Value will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

H.  THE SPOUSE OF THE OWNER AS BENEFICIARY


The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Scudder Money Market Portfolio; and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Scudder Money Market Portfolio. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

I.  ASSIGNMENT

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

J.  ELECTING THE FORM OF ANNUITY AND ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month: (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable

"period certain" may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Payout Options."

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If the Owner exercises the M-GAP Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

K.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS


The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Scudder Investment Grade Bond, SVS Focus Value+Growth, Scudder Total Return and Scudder Blue Chip Portfolios. The Company also provides these same options funded through the Fixed Account (fixed annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed annuity payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.


VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if he/she dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if he/she dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

    Where:  (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and
            (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.


PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIED NUMBER OF YEARS). This variable annuity has periodic payments for a stipulated number of years ranging from one to 30 (period certain for less than ten years, not available in Oregon). If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.


It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See FEDERAL TAX CONSIDERATIONS for a discussion of the possible adverse tax consequences of selecting a period certain option.

L.  ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

    - For life annuity options and noncommutable fixed period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For commutable period certain options and any noncommutable fixed period certain option of less than ten years (less than six years under New York Contracts), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

If the Owner elects the M-GAP Rider, at annuitization the annuity benefit payments provided under the Rider (calculated by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider," below.

M.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

An optional Minimum Guaranteed Annuity Payout Rider is currently available in most jurisdictions for a separate monthly charge. The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten-year or fifteen-year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract anniversary that the M-GAP Benefit Base is being determined; or

    (b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal, by the following fraction:

                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

CONDITIONS ON ELECTION OF THE M-GAP RIDER.

    - The Owner may elect the M-GAP Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

    - The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

EXERCISING THE M-GAP RIDER.

    - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

    - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

    - The Owner may only annuitize at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

    - The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs (1) on or within thirty days after any Contract anniversary and
      (2) in conjunction with the repurchase of an M-GAP Rider with a waiting period of equal or greater length at its then current price, if available.

    - The Owner may terminate the Rider at any time after the seventh Contract Anniversary following the effective date of the Rider.

    - The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

    - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

    - The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see DESCRIPTION OF THE CONTRACT.)

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                  MINIMUM         MINIMUM
  POLICY         GUARANTEED      GUARANTEED
ANNIVERSARY       BENEFIT          ANNUAL
AT EXERCISE         BASE         INCOME(1)
-----------      ----------      ----------
    10            $162,889         $ 12,153
    15            $207,892         $ 17,695

(1)Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base. As described above, withdrawals will reduce the benefit base. The Company reserves the right to terminate the availability of the M-GAP Rider at any time. Such a termination would not affect Riders issued prior to the termination date, but, as noted above, Owners would not be able to purchase a new Rider under the repurchase feature. (See "TERMINATING THE M-GAP RIDER.")

NOTE: Adding the M-GAP Rider after the issue date or repurchasing the benefit will impact the Program to Protect Principal and Provide Growth Potential offered under the GPA Accounts since the Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. (See "Program to Protect Principal and Provide Growth Potential" under GUARANTEE PERIOD ACCOUNTS.)

N.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O.  COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNTS.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.


NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:


    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 0.95% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 0.95% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.55% for mortality risk and 0.40% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts hold shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios.

B.  CONTRACT FEE


A $35 Contract fee (a lower fee may apply in certain states) currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000 on the date assessed. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract Fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.


Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios; investment managers or sub-advisers of the Underlying Portfolios; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.  OPTIONAL BENEFIT RIDERS

Subject to state availability, the Company currently offers optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

The applicable charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect and, if applicable, on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  ten-year
  waiting period............................................  0.25%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  fifteen-year
  waiting period............................................  0.15%
Enhanced Death Benefit Rider................................  0.25%
Living Benefits Rider.......................................  0.05%
Disability Rider............................................  0.05%

For a description of the Riders, see "G. Death Benefit" and "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under DESCRIPTION OF THE CONTRACT and "Living Benefits Rider" and "Disability Rider" below.

LIVING BENEFITS RIDER. (Due to state law restrictions, this Rider is not available in New York or New Jersey). For a separate monthly charge, an optional Living Benefits Rider may be elected at the time of application for the Contract. Under this rider, the surrender charge will be waived if the Owner (or the Annuitant if the Owner is not a person):

    (1) is admitted to a "medical care facility" after the issue date of the Contract and remains confined there until the later of one year after the issue date, or 90 consecutive days;

    (2) is first diagnosed by a licensed "physician" as having a "fatal illness" after the issue date of the Contract; or

    (3) commencing one year after issue of the Contract, is confined to a hospice or receives home health care services, with certification from a licensed physician that the confinement to the hospice or receipt of home health care services is expected to continue until death.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law) providing medically necessary in-patient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment, and is acting within the scope of that license.

Where surrender charges have been waived under this rider, no additional payments under the Contract will be accepted.

On the last day of each month and, if applicable, on the date the rider is terminated, a charge equal to 1/12th of an annual rate of 0.05% is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction in Accumulation Units of the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts, based on relative values.

DISABILITY RIDER. For a separate monthly charge, an optional Disability Rider may be elected at the time of application for the Contract. Under this rider, the surrender charge will be waived if the Owner (or the Annuitant if the Owner is not a person) is physically disabled after the issue date of the Contract and before attaining age 65. Under New York contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of continuing disability, including written confirmation of receipt and approval of any claim for Social Security disability benefits, and reserves the right to obtain, at its expense, an examination by a licensed physician of its choice.

Where surrender charges have been waived under this rider, no additional payments under the Contract will be accepted.

On the last day of each month and, if applicable, on the date the rider is terminated, a charge equal to 1/12th of an annual rate of 0.05% is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction in Accumulation Units of the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts, based on relative values.

D.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

    (2) the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

E.  SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawals or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the six years preceding the date of the surrender; (2) Old Payments -- accumulated payments invested in the Contract for more than six years; and (3) Cumulative Earnings -- the amount of Accumulated Value in excess of all payments that have not been surrendered previously. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

An Owner may withdraw 15% of the Accumulated Value in any calendar year, without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of the Withdrawal Without Surrender Charge amount in any calendar year, the excess is subject to a Withdrawal Charge.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. This charge never will be applied to earnings. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


                         CHARGE AS PERCENTAGE OF
COMPLETE YEARS FROM           NEW PAYMENTS
  DATE OF PAYMENT               WITHDRAWN
-------------------      -----------------------
  Less than 1                 7%
  Less than 2                 6%
  Less than 3                 5%
  Less than 4                 4%
  Less than 5                 3%
  Less than 6                 2%
  Thereafter                  0%


The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. From time to time, where permitted by law, the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the surrender charge, and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the issue date is within the following class of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract; employees of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or sub-advisers of the Underlying Portfolios; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, surrender charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing contracts issued by the Company for this Contract. See "EXCHANGE OFFER" in the SAI.


WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, including the calendar year in which the Contract is issued, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greater of (1) or (2) where:


(1) is: 15% of the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

(2) is: the amount calculated under the Company's life expectancy distribution ("LED") option (see "Life Expectancy
             Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).


For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greater of:


    (1) 15% of Accumulated Value ($2,250); or

    (2) LED distribution of 10.2% of Accumulated Value ($1,530).


The Withdrawal Without Surrender Charge Amount will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period may be subject to a Market Value Adjustment.


SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value under the Contract, net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the highest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "E. Surrender" and "F. Withdrawals" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses any commutable period certain option or a noncommutable fixed period certain option for less than ten years (less than six years under New York contracts), a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date. (See discussion of period certain variable annuity under "K. Description of Variable Annuity Payout Options.")

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten or more years (six or more years under New York contracts). A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS.

If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

F.  TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.


To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the Scudder Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.



At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Scudder Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion. However, under Contracts issued in New York, the Company guarantees that it will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.



MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit, although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated

Value. See "G. Death Benefit" under DESCRIPTION OF THE CONTRACT. No Market Value Adjustment applied to amounts deducted for Contract fees or Rider charges. A Market Value Adjustment will apply to all other transfers, withdrawals or surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:


                     [(1+i)/(1+j)]TO THE POWER OF n/365 - 1

        where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

                j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

               n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals (including withdrawals made as part of a pro rata deduction for charges on an M-GAP Rider purchased or repurchased after issue), in order to ensure that on the last day of the Guarantee Period it will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments" under DESCRIPTION OF THE CONTRACT.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "E. Surrender Charge" under CHARGES AND DECUTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.  GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract and therefore, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Funds will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company, therefore, additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

B.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified Contracts, see "E. Provisions Applicable to Qualified Employer Plans."

C.  TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however if the Owner chooses an Annuity Date beyond the Annuitant's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore the Owner may be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the total investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the owner (or, if the owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the owner elects to have distributions made over the owner's life expectancy, or over the joint life expectancy of the owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the owner's age 59 1/2 or five years, will subject the owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer and are subject to the claims of the employer's general creditors.

D.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

E.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified employer plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to the Owner of a non-qualified Contract. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: this term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "B. Right to Cancel Individual Retirement Annuity." Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA Contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA Contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS


An Owner is sent a report semi-annually which provides certain financial information about the Portfolios. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.


Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the Scudder Money Market Portfolio instead.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Portfolio no longer are available for investment or if in the Company's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the Underlying Portfolios do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

    (1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

    (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

    (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

    (4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

    (5) to change the methodology for determining the net investment factor,

    (6) to change the names of the Variable Account or of the Sub-Accounts, and

    (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Annuitant's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers, including representatives of Allmerica Investments, Inc. (the Principal Underwriter) which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").


The Company pays commissions, not to exceed 7.0% of purchase payments, to broker-dealers that sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.


The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-782-8380.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company, and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an Excess Amount is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

       If the Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If the Contract is issued on or after the Annuitant's 60th birthday, up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon no additional allocations will be accepted into the Fixed Account on or after the third Contract anniversary. Further, no payments to the Fixed Account will be permitted if the Contract is issued after the Annuitant's 81st birthday.


If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Scudder Money Market Portfolio.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to 15% of the current Accumulated Value. The table below presents examples of the surrender charge resulting from a full surrender of the Owner's Contract, based on hypothetical Accumulated Values.

          HYPOTHETICAL        FREE        SURRENDER
ACCOUNT   ACCUMULATED      WITHDRAWAL       CHARGE    SURRENDER
  YEAR       VALUE           AMOUNT       PERCENTAGE   CHARGE
--------  ------------  ----------------  ----------  ---------
   1       $54,000.00      $ 8,100.00         7%      $3,213.00
   2        58,320.00        8,748.00         6%       2,974.32
   3        62,985.60        9,447.84         5%       2,500.00
   4        68,024.45       10,203.67         4%       2,000.00
   5        73,466.40       11,019.96         3%       1,500.00
   6        79,343.72       11,901.56         2%       1,000.00
   7        85,691.21       12,853.68         0%           0.00

WITHDRAWALS -- Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to 15% of the current Accumulated Value and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owner's Contract, based on hypothetical Accumulated Values.

          HYPOTHETICAL                    FREE        SURRENDER
ACCOUNT   ACCUMULATED                  WITHDRAWAL       CHARGE    SURRENDER
  YEAR       VALUE      WITHDRAWAL       AMOUNT       PERCENTAGE   CHARGE
--------  ------------  ----------  ----------------  ----------  ---------
   1       $54,000.00   $     0.00     $ 8,100.00         7%       $  0.00
   2        58,320.00         0.00       8,748.00         6%          0.00
   3        62,985.60         0.00       9,447.84         5%          0.00
   4        68,024.45    30,000.00      10,203.67         4%        791.85
   5        41,066.40    10,000.00       6,159.96         3%        115.20
   6        33,551.72     5,000.00       5,032.76         2%          0.00
   7        30,835.85    10,000.00       4,625.38         0%          0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

    5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.10)] TO THE POWER OF 2555/365 - 1

                               =  (.98182) TO THE POWER OF 7 - 1

                               =  -.12054

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  -.12054 X $62,985.60

                               =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.07)] TO THE POWER OF 2555/365 - 1

                               =  (1.0093) TO THE POWER OF 7 - 1

                               =  .06694

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  .06694 X $62,985.60

                               =  $4,216.26

*Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.11)] TO THE POWER OF 2555/365 - 1

                               =  (.97297) TO THE POWER OF 7 - 1

                               =  -.17454

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the negative of the excess interest earned
                                  over 3%

                               =  Maximum (-.17454 X $62,985.60 or -$8,349.25)

                               =  Maximum (-$10,993.51 or -$8,349.25)

                               =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.05)] TO THE POWER OF 2555/365 - 1

                               =  (1.01887) TO THE POWER OF 7 - 1

                               =  .13981

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the excess interest earned over 3%

                               =  Minimum of (.13981 X $62,985.60 or $8,349.25)

                               =  Minimum of ($8,806.02 or $8,349.25)

                               =  $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

                                   APPENDIX C
                               THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT -- WITHOUT ENHANCED DEATH BENEFIT RIDER

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death benefit based on the hypothetical Accumulated Values.

          HYPOTHETICAL    HYPOTHETICAL
          ACCUMULATED     MARKET VALUE         DEATH             DEATH        HYPOTHETICAL
  YEAR       VALUE         ADJUSTMENT       BENEFIT (A)       BENEFIT (B)     DEATH BENEFIT
--------  ------------  ----------------  ----------------  ----------------  -------------
    1      $53,000.00       $  0.00          $53,000.00        $50,000.00      $53,000.00
    2       53,530.00        500.00           54,030.00         50,000.00       54,030.00
    3       58,883.00          0.00           58,883.00         50,000.00       58,883.00
    4       52,994.70        500.00           53,494.70         50,000.00       53,494.70
    5       58,294.17          0.00           58,294.17         50,000.00       58,294.17
    6       64,123.59        500.00           64,623.59         50,000.00       64,623.59
    7       70,535.95          0.00           70,535.95         50,000.00       70,535.95
    8       77,589.54        500.00           78,089.54         50,000.00       78,089.54
    9       85,348.49          0.00           85,348.49         50,000.00       85,348.49
   10       93,883.34          0.00           93,883.34         50,000.00       93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments reduced proportionately to reflect withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits
(a) or (b).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below. The table below presents examples of the death benefit based on the hypothetical Accumulated Values.

          HYPOTHETICAL                HYPOTHETICAL
          ACCUMULATED                 MARKET VALUE         DEATH             DEATH        HYPOTHETICAL
  YEAR       VALUE      WITHDRAWAL     ADJUSTMENT       BENEFIT (A)       BENEFIT (B)     DEATH BENEFIT
--------  ------------  ----------  ----------------  ----------------  ----------------  -------------
    1      $53,000.00   $     0.00      $  0.00          $53,000.00        $50,000.00      $53,000.00
    2       53,530.00         0.00       500.00           54,030.00         50,000.00       55,125.00
    3        3,883.00    50,000.00         0.00            3,883.00          3,603.18        3,883.00
    4        3,494.70         0.00       500.00            3,994.70          3,603.18        3,994.70
    5        3,844.17         0.00         0.00            3,844.17          3,603.18        3,844.17
    6        4,228.59         0.00       500.00            4,728.59          3,603.18        4,728.59
    7        4,651.45         0.00         0.00            4,651.45          3,603.18        4,651.45
    8        5,116.59         0.00       500.00            5,616.59          3,603.18        5,616.59
    9        5,628.25         0.00         0.00            5,628.25          3,603.18        5,628.25
   10          691.07     5,000.00         0.00              691.07            437.54          691.07

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments reduced proportionately to reflect withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits
(a) or (b).

PART 2: DEATH OF THE ANNUITANT -- WITH ENHANCED DEATH BENEFIT RIDER DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death benefit based on the hypothetical Accumulated Values.

                        HYPOTHETICAL
          HYPOTHETICAL     MARKET
          ACCUMULATED      VALUE           DEATH             DEATH             DEATH        HYPOTHETICAL
  YEAR       VALUE       ADJUSTMENT     BENEFIT (A)       BENEFIT (B)       BENEFIT (C)     DEATH BENEFIT
--------  ------------  ------------  ----------------  ----------------  ----------------  -------------
    1      $53,000.00      $  0.00       $53,000.00        $52,500.00        $50,000.00      $53,000.00
    2       53,530.00       500.00        54,030.00         55,125.00         53,000.00       55,125.00
    3       58,883.00         0.00        58,883.00         57,881.25         55,125.00       58,883.00
    4       52,994.70       500.00        53,494.70         60,775.31         58,883.00       60,775.31
    5       58,294.17         0.00        58,294.17         63,814.08         60,775.31       63,814.08
    6       64,123.59       500.00        64,623.59         67,004.78         63,814.08       67,004.78
    7       70,535.95         0.00        70,535.95         70,355.02         67,004.78       70,535.95
    8       77,589.54       500.00        78,089.54         73,872.77         70,535.95       78,089.54
    9       85,348.49         0.00        85,348.49         77,566.41         78,089.54       85,348.49
   10       93,883.34         0.00        93,883.34         81,444.73         85,348.49       93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at an effective annual yield of 5%, reduced proportionately to reflect withdrawals.

Death Benefit (c) is the Death Benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below. The table below presents examples of the death benefit based on the hypothetical Accumulated Values.

          HYPOTHETICAL                HYPOTHETICAL
          ACCUMULATED                 MARKET VALUE         DEATH
  YEAR       VALUE      WITHDRAWAL     ADJUSTMENT       BENEFIT (A)
--------  ------------  ----------  ----------------  ----------------
    1      $53,000.00   $     0.00      $  0.00          $53,000.00
    2       53,530.00         0.00       500.00           54,030.00
    3        3,883.00    50,000.00         0.00            3,883.00
    4        3,494.70         0.00       500.00            3,994.70
    5        3,844.17         0.00         0.00            3,844.17
    6        4,228.59         0.00       500.00            4,728.59
    7        4,651.45         0.00         0.00            4,651.45
    8        5,116.59         0.00       500.00            5,616.59
    9        5,628.25         0.00         0.00            5,628.25
   10          691.07     5,000.00         0.00              691.07

             DEATH         DEATH        HYPOTHETICAL
  YEAR    BENEFIT (B)   BENEFIT (C)    DEATH BENEFIT
--------  ------------  ------------  ----------------
    1      $52,500.00    $50,000.00      $53,000.00
    2       55,125.00     53,000.00       55,125.00
    3        4,171.13      3,972.50        4,171.13
    4        4,379.68      4,171.13        4,379.68
    5        4,598.67      4,379.68        4,598.67
    6        4,828.60      4,598.67        4,828.60
    7        5,070.03      4,828.60        5,070.03
    8         5,323.5     35,070.03        5,616.59
    9        5,589.71      5,616.59        5,628.25
   10          712.70        683.44          712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at an effective annual yield of 5%, reduced proportionately to reflect withdrawals.

Death Benefit (c) is the Death Benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 3: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT (WITH OR WITHOUT ENHANCED DEATH BENEFIT)

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death benefit based on the hypothetical Accumulated Values.

          HYPOTHETICAL  HYPOTHETICAL
          ACCUMULATED   MARKET VALUE       DEATH
  YEAR       VALUE       ADJUSTMENT       BENEFIT
--------  ------------  ------------  ----------------
    1      $53,000.00      $  0.00       $53,000.00
    2       53,530.00       500.00        54,030.00
    3       58,883.00         0.00        58,883.00
    4       52,994.70       500.00        53,494.70
    5       58,294.17         0.00        58,294.17
    6       64,123.59       500.00        64,623.59
    7       70,535.95         0.00        70,535.95
    8       77,589.54       500.00        78,089.54
    9       85,348.49         0.00        85,348.49
   10       93,883.34         0.00        93,883.34

The hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KGC


                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                               2000       1999       1998       1997
-----------                                             --------   --------   --------   --------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.197      1.000         N/A       N/A
  End of Period.......................................    0.890      1.197         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,171        173         N/A       N/A

ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.058      1.000         N/A       N/A
  End of Period.......................................    1.018      1.058         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,118         62         N/A       N/A

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS
 PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.000        N/A         N/A       N/A
  End of Period.......................................    0.750        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................       39        N/A         N/A       N/A

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE
 CAPITAL PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.000        N/A         N/A       N/A
  End of Period.......................................    0.756        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      121        N/A         N/A       N/A

DREYFUS MIDCAP STOCK PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.049      1.000         N/A       N/A
  End of Period.......................................    1.123      1.049         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,184        134         N/A       N/A

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Unit Value $:
  Beginning of Period.................................    1.086      1.000         N/A       N/A
  End of Period.......................................    0.956      1.086         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      139         16         N/A       N/A

INVESCO VIF UTILITIES FUND
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A

SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.000        N/A         N/A       N/A
  End of Period.......................................    0.786        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      102        N/A         N/A       N/A

                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                               2000       1999       1998       1997
-----------                                             --------   --------   --------   --------
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.410      1.054       1.000       N/A
  End of Period.......................................    1.256      1.410       1.054       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,842      2,964     757.558       N/A

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.638      0.998       1.000       N/A
  End of Period.......................................    1.534      1.638       0.998       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,934      1,985     731.665       N/A

SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.................................    0.998      0.952       1.000       N/A
  End of Period.......................................    0.967      0.998       0.952       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,124      3,245    1084.152       N/A

SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.511      0.989       1.000       N/A
  End of Period.......................................    1.170      1.511       0.989       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,484      2,696     794.138       N/A

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.389      1.000         N/A       N/A
  End of Period.......................................    1.305      1.389         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,777        429         N/A       N/A

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.544      1.247       1.107     1.000
  End of Period.......................................    1.408      1.544       1.247     1.107
Number of Units Outstanding at End of Period
 (in thousands).......................................   10,127      8,955       5,635     1,560

SCUDDER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.324      1.491       1.264     1.000
  End of Period.......................................    1.520      1.324       1.491     1.264
Number of Units Outstanding at End of Period
 (in thousands).......................................   10,286     13,896      16,119     9,815

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.260      1.006       1.000       N/A
  End of Period.......................................    1.204      1.260       1.006       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    2,668      1,538         396       N/A

                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                               2000       1999       1998       1997
-----------                                             --------   --------   --------   --------
SCUDDER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.132      1.137       1.074     1.000
  End of Period.......................................    1.242      1.132       1.137     1.074
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,029      3,434       4,590       659

SCUDDER GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.829      1.348       1.184     1.000
  End of Period.......................................    1.464      1.829       1.348     1.184
Number of Units Outstanding at End of Period
 (in thousands).......................................    9,532      9,416       7,034     3,144

SCUDDER HIGH YIELD PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.119      1.108       1.104     1.000
  End of Period.......................................    1.011      1.119       1.108     1.104
Number of Units Outstanding at End of Period
 (in thousands).......................................   14,803     22,755      23,809     9,516

SCUDDER INTERNATIONAL RESEARCH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.719      1.193       1.096     1.000
  End of Period.......................................    1.352      1.719       1.193     1.096
Number of Units Outstanding at End of Period
 (in thousands).......................................    6,879     11,193       9,222     4,609

SCUDDER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.105      1.140       1.068     1.000
  End of Period.......................................    1.201      1.105       1.140     1.068
Number of Units Outstanding at End of Period
 (in thousands).......................................    3,847      5,245       6,067     1,032

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.124      1.084       1.042     1.000
  End of Period.......................................    1.179      1.124       1.084     1.042
Number of Units Outstanding at End of Period
 (in thousands).......................................   15,898     10,036       4,440     2,329

SCUDDER NEW EUROPE PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.026      0.909       1.000       N/A
  End of Period.......................................    0.952      1.026       0.909       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,567        392         332       N/A

SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    2.086      1.568       1.339     1.000
  End of Period.......................................    1.842      2.086       1.568     1.339
Number of Units Outstanding at End of Period
 (in thousands).......................................    5,573      5,486       5,345     2,090

SCUDDER SMALL CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.083      1.065       1.214     1.000
  End of Period.......................................    1.115      1.083       1.065     1.214
Number of Units Outstanding at End of Period
 (in thousands).......................................    6,126      8,173       9,791     5,115

                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                               2000       1999       1998       1997
-----------                                             --------   --------   --------   --------
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.044      1.121       1.021     1.000
  End of Period.......................................    1.059      1.044       1.121     1.021
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,436        406         435       457

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.764      1.000         N/A       N/A
  End of Period.......................................    1.368      1.764         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    7,348      3,400         N/A       N/A

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.514      1.334       1.171     1.000
  End of Period.......................................    1.458      1.514       1.334     1.171
Number of Units Outstanding at End of Period
 (in thousands).......................................   11,022     11,248       7,446     3,260

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
  Beginning of Period.................................    0.912      0.971       1.000       N/A
  End of Period.......................................    1.145      0.912       0.971       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    2,436      2,445       1,698       N/A

SVS DREMAN HIGH RETURN PORTFOLIO
Unit Value $:
  Beginning of Period.................................    0.904      1.029       1.000       N/A
  End of Period.......................................    1.167      0.904       1.029       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................   10,347      9,715       5,903       N/A

SVS DYNAMIC GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A

SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.667      1.447       1.217     1.000
  End of Period.......................................    1.584      1.667       1.447     1.217
Number of Units Outstanding at End of Period
 (in thousands).......................................    5,885      6,592       7,166     2,845

SVS FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.282      1.000         N/A       N/A
  End of Period.......................................    1.153      1.282         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      453         90         N/A       N/A

SVS GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.147      1.000         N/A       N/A
  End of Period.......................................    1.030      1.147         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    1,545        274         N/A       N/A

                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
SUB-ACCOUNT                                               2000       1999       1998       1997
-----------                                             --------   --------   --------   --------
SVS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.162      1.000         N/A       N/A
  End of Period.......................................    1.018      1.162         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    2,718        728         N/A       N/A

SVS INDEX 500 PORTFOLIO
Unit Value $:
  Beginning of Period.................................    1.092      1.000         N/A       N/A
  End of Period.......................................    0.972      1.092         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................    2,176        726         N/A       N/A

SVS MID-CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A

SVS STRATEGIC EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A

SVS VENTURE VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.................................      N/A        N/A         N/A       N/A
  End of Period.......................................      N/A        N/A         N/A       N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      N/A        N/A         N/A       N/A



No information is shown above for Sub-Accounts that commenced operations after December 31, 2000.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KGC


                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
SUB-ACCOUNT                                                     2000       1999       1998       1997
-----------                                                   --------   --------   --------   --------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.197      1.000        N/A        N/A
  End of Period.............................................   0.890      1.197        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      72          2        N/A        N/A

ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.058      1.000        N/A        N/A
  End of Period.............................................   1.018      1.058        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      24          2        N/A        N/A

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.000        N/A        N/A        N/A
  End of Period.............................................   0.750        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................       6        N/A        N/A        N/A

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL
 PORTFOLIO..................................................
Unit Value $:
  Beginning of Period.......................................   1.000        N/A        N/A        N/A
  End of Period.............................................   0.755        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................       5        N/A        N/A        N/A

DREYFUS MIDCAP STOCK PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.049      1.000        N/A        N/A
  End of Period.............................................   1.123      1.049        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      72          2        N/A        N/A

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Unit Value $:
  Beginning of Period.......................................   1.086      1.000        N/A        N/A
  End of Period.............................................   0.955      1.086        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      20          2        N/A        N/A

INVESCO VIF UTILITIES FUND
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A

SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.000        N/A        N/A        N/A
  End of Period.............................................   0.786        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      12        N/A        N/A        N/A

                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
SUB-ACCOUNT                                                     2000       1999       1998       1997
-----------                                                   --------   --------   --------   --------
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.426      1.066      1.000        N/A
  End of Period.............................................   1.270      1.426      1.066        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     195        123         47        N/A

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.694      1.033      1.000        N/A
  End of Period.............................................   1.587      1.694      1.033        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     365        240        127        N/A

SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.040      0.991      1.000        N/A
  End of Period.............................................   1.007      1.040      0.991        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     458        425        222        N/A

SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.485      1.000        N/A        N/A
  End of Period.............................................   1.150      1.485        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     170        106        N/A        N/A

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.389      1.000        N/A        N/A
  End of Period.............................................   1.305      1.389        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      67         33        N/A        N/A

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.523      1.230      1.116      1.000
  End of Period.............................................   1.388      1.523      1.230      1.116
Number of Units Outstanding at End of Period (in
 thousands).................................................     444        346        112          0

SCUDDER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.127      1.269      1.076      1.000
  End of Period.............................................   1.294      1.127      1.269      1.076
Number of Units Outstanding at End of Period (in
 thousands).................................................     332        344        358        190

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.155      1.000        N/A        N/A
  End of Period.............................................   1.104      1.155        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     195          0        N/A        N/A

                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
SUB-ACCOUNT                                                     2000       1999       1998       1997
-----------                                                   --------   --------   --------   --------
SCUDDER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   0.991      0.995      1.000        N/A
  End of Period.............................................   1.087      0.991      0.995        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      69         49         28        N/A

SCUDDER GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.583      1.167      1.025      1.000
  End of Period.............................................   1.267      1.583      1.167      1.025
Number of Units Outstanding at End of Period (in
 thousands).................................................     365        199         67          5

SCUDDER HIGH YIELD PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.046      1.036      1.032      1.000
  End of Period.............................................   0.945      1.046      1.036      1.032
Number of Units Outstanding at End of Period (in
 thousands).................................................     283        259        105         52

SCUDDER INTERNATIONAL RESEARCH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.519      1.054      0.969      1.000
  End of Period.............................................   1.195      1.519      1.054      0.969
Number of Units Outstanding at End of Period (in
 thousands).................................................     469        391        364        138

SCUDDER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.076      1.111      1.040      1.000
  End of Period.............................................   1.169      1.076      1.111      1.040
Number of Units Outstanding at End of Period (in
 thousands).................................................      78         59         26         13

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.013      1.004      1.004      1.000
  End of Period.............................................   1.102      1.013      1.013      1.004
Number of Units Outstanding at End of Period (in
 thousands).................................................     180         73         73          0

SCUDDER NEW EUROPE PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.104      1.000        N/A        N/A
  End of Period.............................................   1.025      1.104        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      55          5        N/A        N/A

SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.542      1.158      0.989      1.000
  End of Period.............................................   1.361      1.542      1.158      0.989
Number of Units Outstanding at End of Period (in
 thousands).................................................     303        224        197         21

SCUDDER SMALL CAP VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   0.909      0.894      1.019      1.000
  End of Period.............................................   0.935      0.909      0.894      1.019
Number of Units Outstanding at End of Period (in
 thousands).................................................     287        238        161         87

                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
SUB-ACCOUNT                                                     2000       1999       1998       1997
-----------                                                   --------   --------   --------   --------
SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   0.988      1.008      1.019      1.000
  End of Period.............................................   1.002      0.988      1.008      1.019
Number of Units Outstanding at End of Period (in
 thousands).................................................       6          1          0          0

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.764      1.000        N/A        N/A
  End of Period.............................................   1.368      1.764        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     289         94        N/A        N/A

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.303      1.148      1.008      1.000
  End of Period.............................................   1.255      1.303      1.148      1.008
Number of Units Outstanding at End of Period (in
 thousands).................................................     579        523        375        201

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   0.931      0.991      1.000        N/A
  End of Period.............................................   1.169      0.931      0.991        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     184        112          4        N/A

SVS DREMAN HIGH RETURN PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   0.950      1.081      1.116      1.000
  End of Period.............................................   1.226      0.950      1.081      1.116
Number of Units Outstanding at End of Period (in
 thousands).................................................     370        374         20          0

SVS DYNAMIC GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A

SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.309      1.136      0.956      1.000
  End of Period.............................................   1.244      1.309      1.136      0.956
Number of Units Outstanding at End of Period (in
 thousands).................................................     453        404        251          2

SVS FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.282      1.000        N/A        N/A
  End of Period.............................................   1.153      1.282        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      18          2        N/A        N/A

SVS GROWTH AND INCOME PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.147      1.000        N/A        N/A
  End of Period.............................................   1.030      1.147        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     103          2        N/A        N/A

                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
SUB-ACCOUNT                                                     2000       1999       1998       1997
-----------                                                   --------   --------   --------   --------
SVS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.162      1.000        N/A        N/A
  End of Period.............................................   1.018      1.162        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     162          2        N/A        N/A

SVS INDEX 500 PORTFOLIO
Unit Value $:
  Beginning of Period.......................................   1.092      1.000        N/A        N/A
  End of Period.............................................   0.972      1.092        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................      89         12        N/A        N/A

SVS MID-CAP GROWTH PORTFOLIO
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A

SVS STRATEGIC EQUITY PORTFOLIO
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A

SVS VENTURE VALUE PORTFOLIO
Unit Value $:
  Beginning of Period.......................................     N/A        N/A        N/A        N/A
  End of Period.............................................     N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands).................................................     N/A        N/A        N/A        N/A



No information is shown above for Sub-Accounts that commenced operations after December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT KGC

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY CUSTOM (FORMERLY KEMPER GATEWAY CUSTOM) PROSPECTUS OF SEPARATE ACCOUNT KGC DATED MAY 1, 2001 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.





                                DATED MAY 1, 2001













FAFLIC Scudder Gateway Custom

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................................2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY..............3

SERVICES....................................................................3

UNDERWRITERS................................................................4

ANNUITY BENEFIT PAYMENTS....................................................4

EXCHANGE OFFER..............................................................6

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERGAGING) PROGRAM................8

PERFORMANCE INFORMATION.....................................................9

TAX-DEFERRED ACCUMULATION...................................................15

FINANCIAL STATEMENTS........................................................F-1


                         GENERAL INFORMATION AND HISTORY


Separate Account KGC (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, the Company and its subsidiaries had over $24 billion in combined assets and over $34 billion in life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. At that time, the Company became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Currently, 40 Sub-Accounts of the Variable Account are available under the Scudder Gateway Custom (formerly Kemper Gateway Custom) contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of The Alger American Fund ("Alger"), Credit Suisse Warburg Pincus Trust, Dreyfus Investment Portfolios ("Dreyfus"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund"), INVESCO Variable Investment Funds, Inc. (INVESCO VIF), Scudder Variable Series I ("Scudder"), or Scudder Variable Series II ("SVS"), open-end, registered management investment companies.

Two portfolios of Alger are available under the Contract: the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio. Two portfolios of Credit Suisse Warburg Pincus Trust are available under the
Contract: the Credit Suisse Warburg Pincus Emerging Markets Portfolio and the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio (together, the "Underlying Portfolios"). One portfolio of Dreyfus Investment Portfolios is available under the Contract: the Dreyfus MidCap Stock Portfolio. One portfolio of The Dreyfus Socially Responsible Growth Fund, Inc. is available under the
Contract: the Dreyfus Socially Responsible Growth Fund. One fund of INVESCO VIF is available under the Contract: INVESCO VIF Utilities Fund. Five portfolios of Scudder are available under the Contract: Scudder Capital Growth Portfolio, Scudder 21st Century Growth Portfolio, Scudder Global Discovery Portfolio, Scudder Growth and Income Portfolio, Scudder Health Sciences Portfolio, and Scudder International Portfolio. Twenty-seven different portfolios of SVS are available under the Contract: Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Contrarian Value Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government Securities Portfolio, Scudder Growth Portfolio, Scudder High Yield Portfolio, Scudder International Research Portfolio, Scudder Investment Grade Bond Portfolio, Scudder Money Market Portfolio, Scudder New Europe Portfolio, Scudder Small Cap Growth Portfolio, Scudder Small Cap Value Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, SVS Dynamic Growth Portfolio, SVS Focused Large Cap Growth Portfolio, SVS Focus Value+Growth Portfolio, SVS Growth And Income Portfolio, SVS Growth Opportunities Portfolio, SVS Index 500 Portfolio, SVS Mid-Cap Growth Portfolio, SVS Strategic Equity Portfolio, and SVS Venture Value Portfolio. Each Underlying Portfolio available under the Contract has its own investment objectives and certain attendant risks.


                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Separate Account KGC of the Company as of December 31, 2000 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 7.0% of purchase payments, to broker-dealers that sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% of total payments is paid to Kemper Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Kemper Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000 were $1,218,883, $1,213,957 and $1,411,265.32.


No commissions were retained by Allmerica Investments for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000.


                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period....................................$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period........................................$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses...............................$1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)................0.000335

(5)  Annual Charge (one-day equivalent of 1.10% per annum).....................................0.000030

(6)  Net Investment Rate (4) - (5).............................................................0.000305

(7)  Net Investment Factor 1.000000 + (6)......................................................1.000305

(8)  Accumulation Unit Value -- Current Period (1) x (7).....................................$ 1.135346

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134586.

The method for determining the amount of annuity benefit payments is described in detail under "Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity benefit payment options and commutable variable period certain options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable annuity period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax premium rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16.560.72.

                                 EXCHANGE OFFER

A.   VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

SURRENDER CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the surrender charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the surrender charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN THE EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

SURRENDER CHARGE. The surrender charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals are subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

B.   FIXED ANNUITY EXCHANGE OFFER

This exchange offer also applies to all fixed annuity contracts issued by the Company's subsidiary, Allmerica Financial Life Insurance and Annuity Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's surrender charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed, and will vary depending on the investment performance of the Underlying Portfolios to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a surrender charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Portfolios. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.   EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently cancel the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Cancel Individual Retirement Annuity" and "Right to Cancel All Other Contracts," will have their exchanged contract automatically reinstated as of the date of Cancellation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any surrender charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

     -    must be new payments to the Contract, including the initial payment,

     - must be allocated to the Fixed Account, which will be the source account,

     - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

     -    will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

     - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

     - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

     - A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on a period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

                   (n)
           P(1 + T)     =        ERV

         Where:   P   =    a hypothetical initial payment to the Variable
                           Account of $1,000

                  T   =    average annual total return

                  n   =    number of years

               ERV    =    the ending redeemable value of the $1,000 payment at
                           the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.10% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:


           YEARS FROM DATE OF                    CHARGE AS PERCENTAGE OF
           PAYMENT TO DATE OF                     NEW PURCHASE PAYMENTS
               WITHDRAWAL                               WITHDRAWN*
               ----------                               ----------

               Less than 1                                  7%
               Less than 2                                  6%
               Less than 3                                  5%
               Less than 4                                  4%
               Less than 5                                  3%
               Less than 6                                  2%
               Thereafter                                   0%

* Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return reflect the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

                        (n)
                P(1 + T)    = EV

         Where:       P    =   a hypothetical initial payment to the Variable
                               Account of $1,000

                      T    =   average annual total return

                      n    =   number of years

                     EV    =   the ending value of the $1,000 payment at the end
                                of the specified period

The calculation of Supplemental Total Return reflects the 1.10% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

                               PERFORMANCE TABLES
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2000

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                                                10 YEARS
                                                         SUB-ACCOUNT    FOR YEAR                (OR SINCE
                                                          INCEPTION      ENDED                 INCEPTION
                                                            DATE        12/31/00    5 YEARS     IF LESS)
                                                            ----        --------    -------     --------
Alger American Balanced Portfolio ....................    11/15/99        -9.56%      N/A         -3.05%
Alger American Leveraged AllCap Portfolio ............    11/15/99       -30.11%      N/A        -13.95%
Credit Suisse Warburg Pincus Emerging Markets
Portfolio ............................................     5/1/00          N/A        N/A        -29.50%
Credit Suisse Warburg Pincus Global Post-Venture
Capital Portfolio ....................................     5/1/00          N/A        N/A        -28.95%
Dreyfus MidCap Stock Portfolio .......................    11/15/99         0.69%      N/A          5.77%
Dreyfus Socially Responsible Growth Portfolio ........    11/15/99       -17.26%      N/A         -8.34%
INVESCO VIF Utilities Fund ...........................       N/A*          N/A        N/A          N/A
Scudder 21st Century Growth Portfolio ................     5/1/00          N/A        N/A        -26.10%
Scudder Capital Growth Portfolio .....................    12/16/98       -16.26%      N/A         10.01%
Scudder Global Discovery Portfolio ...................     6/15/98       -12.08%      N/A         17.69%
Scudder Growth and Income Portfolio ..................     6/15/98        -9.12%      N/A         -1.65%
Scudder Health Sciences Portfolio ....................       N/A*          N/A        N/A          N/A
Scudder International Portfolio ......................     1/4/99        -27.24%      N/A          4.45%
Scudder Aggressive Growth Portfolio ..................     5/3/99        -11.65%      N/A         14.05%
Scudder Blue Chip Portfolio ..........................     5/1/97        -14.46%      N/A          8.34%
Scudder Contrarian Value Portfolio ...................     8/26/97         7.86%      N/A          6.70%
Scudder Global Blue Chip Portfolio ...................     11/5/99       -10.13%      N/A          4.06%
Scudder Government Securities Portfolio ..............    10/16/98         3.15%      N/A          1.80%
Scudder Growth Portfolio .............................     8/29/97       -24.87%      N/A          6.16%
Scudder High Yield Portfolio .........................     8/26/97       -15.21%      N/A         -2.89%
Scudder International Research Portfolio .............     8/26/97       -26.24%      N/A          4.01%
Scudder Investment Grade Bond Portfolio ..............     8/26/97         2.18%      N/A          3.63%
Scudder Money Market Portfolio .......................     1/3/97         -1.36%      N/A          2.00%
Scudder New Europe Portfolio .........................     8/26/99       -12.74%      N/A         -2.09%
Scudder Small Cap Growth Portfolio ...................     10/3/97       -17.15%      N/A          8.63%
Scudder Small Cap Value Portfolio ....................     8/26/97        -3.33%      N/A         -3.26%
Scudder Strategic Income Portfolio ...................     5/1/97         -4.60%      N/A         -0.90%
Scudder Technology Growth Portfolio ..................     5/3/99        -27.18%      N/A         17.40%
Scudder Total Return Portfolio .......................    11/20/97        -9.62%      N/A          6.21%
SVS Dreman Financial Services Portfolio ..............    12/30/98        18.59%      N/A          5.75%
SVS Dreman High Return Portfolio .....................     6/15/98        22.00%      N/A          6.50%
SVS Dynamic Growth Portfolio .........................       N/A*          N/A        N/A          N/A
SVS Focus Value+Growth Portfolio .....................     10/6/97       -10.80%      N/A          5.65%
SVS Focused Large Cap Growth Portfolio ...............    10/29/99       -15.39%      N/A          7.98%
SVS Growth And Income Portfolio ......................    10/29/99       -15.56%      N/A         -1.95%
SVS Growth Opportunities Portfolio ...................    10/29/99       -17.64%      N/A         -2.95%
SVS Index 500 Portfolio ..............................     9/1/99        -16.27%      N/A         -5.92%
SVS Mid-Cap Growth Portfolio .........................       N/A*          N/A        N/A          N/A
SVS Strategic Equity Portfolio .......................       N/A*          N/A        N/A          N/A
SVS Venture Value Portfolio ..........................       N/A*          N/A        N/A          N/A


* This is a New Sub-Account so no historical figures are available.

                                    TABLE 1B

                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2000

                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)



                                                                        FOR YEAR                 SINCE
                                                        SUB-ACCOUNT      ENDED                INCEPTION OF
                                                      INCEPTION DATE    12/31/00    5 YEARS   SUB-ACCOUNT
                                                      --------------    --------    -------   -----------
Alger American Balanced Portfolio ..................     11/15/99        -3.83%       N/A         1.58%
Alger American Leveraged AllCap Portfolio ..........     11/15/99       -25.66%       N/A        -9.82%
Credit Suisse Warburg Pincus Emerging Markets
Portfolio ..........................................      5/1/00          N/A         N/A       -25.04%
Credit Suisse Warburg Pincus Global Post-Venture
Capital Portfolio ..................................      5/1/00          N/A         N/A       -24.45%
Dreyfus MidCap Stock Portfolio .....................     11/15/99         7.09%       N/A        10.86%
Dreyfus Socially Responsible Growth Portfolio ......     11/15/99       -12.02%       N/A        -3.96%
INVESCO VIF Utilities Fund .........................        N/A*          N/A         N/A         N/A
Scudder 21st Century Growth Portfolio ..............      5/1/00          N/A         N/A       -21.42%
Scudder Capital Growth Portfolio ...................     12/16/98       -10.89%       N/A        12.44%
Scudder Global Discovery Portfolio .................      6/15/98        -6.33%       N/A        19.89%
Scudder Growth and Income Portfolio ................      6/15/98        -3.18%       N/A         0.26%
Scudder Health Sciences Portfolio ..................        N/A*          N/A         N/A         N/A
Scudder International Portfolio ....................      1/4/99        -22.57%       N/A         7.29%
Scudder Aggressive Growth Portfolio ................      5/3/99         -6.01%       N/A        17.37%
Scudder Blue Chip Portfolio ........................      5/1/97         -8.85%       N/A         9.35%
Scudder Contrarian Value Portfolio .................      8/26/97        14.85%       N/A         8.01%
Scudder Global Blue Chip Portfolio .................      11/5/99        -4.42%       N/A         8.92%
Scudder Government Securities Portfolio ............     10/16/98         9.71%       N/A         3.85%
Scudder Growth Portfolio ...........................      8/29/97       -19.95%       N/A         7.34%
Scudder High Yield Portfolio .......................      8/26/97        -9.68%       N/A        -1.68%
Scudder International Research Portfolio ...........      8/26/97       -21.36%       N/A         5.46%
Scudder Investment Grade Bond Portfolio ............      8/26/97         8.69%       N/A         4.78%
Scudder Money Market Portfolio .....................      1/3/97          4.94%       N/A         3.19%
Scudder New Europe Portfolio .......................      8/26/99        -7.20%       N/A         1.82%
Scudder Small Cap Growth Portfolio .................      10/3/97       -11.70%       N/A         9.98%
Scudder Small Cap Value Portfolio ..................      8/26/97         2.91%       N/A        -1.97%
Scudder Strategic Income Portfolio .................      5/1/97          1.44%       N/A         0.05%
Scudder Technology Growth Portfolio ................      5/3/99        -22.43%       N/A        20.75%
Scudder Total Return Portfolio .....................     11/20/97        -3.70%       N/A         7.57%
SVS Dreman Financial Services Portfolio ............     12/30/98        25.65%       N/A         8.12%
SVS Dreman High Return Portfolio ...................      6/15/98        29.08%       N/A         8.33%
SVS Dynamic Growth Portfolio .......................        N/A*          N/A         N/A         N/A
SVS Focus Value+Growth Portfolio ...................      10/6/97        -4.96%       N/A         6.99%
SVS Focused Large Cap Growth Portfolio .............     10/29/99       -10.03%       N/A        12.92%
SVS Growth And Income Portfolio ....................     10/29/99       -10.18%       N/A         2.59%
SVS Growth Opportunities Portfolio .................     10/29/99       -12.39%       N/A         1.54%
SVS Index 500 Portfolio  ...........................      9/1/99        -10.92%       N/A        -2.09%
SVS Mid-Cap Growth Portfolio .......................        N/A*          N/A         N/A         N/A
SVS Strategic Equity Portfolio .....................        N/A*          N/A         N/A         N/A
SVS Venture Value Portfolio ........................        N/A*          N/A         N/A         N/A


* This is a New Sub-Account so no historical figures are available.

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2000


                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)

                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                                                10 YEARS
                                                         PORTFOLIO      FOR YEAR                (OR SINCE
                                                         INCEPTION        ENDED                 INCEPTION
                                                            DATE        12/31/00     5 YEARS     IF LESS)
                                                            ----        --------     -------     --------
Alger American Balanced Portfolio ....................     9/5/89         -9.56%      15.26%      11.52%
Alger American Leveraged AllCap Portfolio ............     1/25/95       -30.11%      19.90%      28.36%
Credit Suisse Warburg Pincus Emerging Markets
Portfolio ............................................    12/31/97       -36.35%       N/A        -3.57%
Credit Suisse Warburg Pincus Global Post-Venture
Capital Portfolio ....................................     9/30/96       -24.61%       N/A         7.07%
Dreyfus MidCap Stock Portfolio .......................     5/1/98          0.69%       N/A         3.08%
Dreyfus Socially Responsible Growth Portfolio ........     10/7/93       -17.26%      16.83%      17.22%
INVESCO VIF Utilities Fund ...........................     1/3/95         -2.12%      15.34%      14.09%
Scudder 21st Century Growth Portfolio ................     5/3/99        -28.00%       N/A        16.14%
Scudder Capital Growth Portfolio .....................     7/16/85       -16.26%      18.08%      16.62%
Scudder Global Discovery Portfolio ...................     5/1/96        -12.08%       N/A        16.01%
Scudder Growth and Income Portfolio ..................     5/2/94         -9.12%      10.22%      13.05%
Scudder Health Sciences Portfolio ....................       N/A*          N/A         N/A         N/A
Scudder International Portfolio ......................     5/1/87        -27.24%      10.59%      10.18%
Scudder Aggressive Growth Portfolio ..................     5/3/99        -11.65%       N/A        14.05%
Scudder Blue Chip Portfolio ..........................     5/1/97        -14.46%       N/A         8.34%
Scudder Contrarian Value Portfolio ...................     5/1/96          7.86%       N/A        12.83%
Scudder Global Blue Chip Portfolio ...................     5/5/98        -10.13%       N/A         4.81%
Scudder Government Securities Portfolio ..............     9/3/87          3.15%       4.13%       5.96%
Scudder Growth Portfolio .............................     12/9/83       -24.87%      11.79%      15.02%
Scudder High Yield Portfolio .........................     4/6/82        -15.21%       1.94%      10.14%
Scudder International Research Portfolio .............     1/6/92        -26.24%       8.23%       8.36%
Scudder Investment Grade Bond Portfolio ..............     5/1/96          2.18%       N/A         4.21%
Scudder Money Market Portfolio .......................     4/6/82         -1.36%       2.93%       3.32%
Scudder New Europe Portfolio .........................     5/5/98        -12.74%       N/A        -3.11%
Scudder Small Cap Growth Portfolio ...................     5/2/94        -17.15%      17.75%      18.14%
Scudder Small Cap Value Portfolio ....................     5/1/96         -3.33%       N/A         1.59%
Scudder Strategic Income Portfolio ...................     5/1/97         -4.60%       N/A        -0.90%
Scudder Technology Growth Portfolio ..................     5/3/99        -27.18%       N/A        17.40%
Scudder Total Return Portfolio .......................     4/6/82         -9.62%      10.75%      11.13%
SVS Dreman Financial Services Portfolio ..............     5/4/98         18.59%       N/A         3.49%
SVS Dreman High Return Portfolio .....................     5/4/98         22.00%       N/A         3.89%
SVS Dynamic Growth Portfolio .........................       N/A*          N/A         N/A         N/A
SVS Focus Value+Growth Portfolio .....................     5/1/96        -10.80%       N/A        13.38%
SVS Focused Large Cap Growth Portfolio ...............    10/29/99       -15.39%       N/A         7.98%
SVS Growth And Income Portfolio ......................    10/29/99       -15.56%       N/A        -1.95%
SVS Growth Opportunities Portfolio ...................    10/29/99       -17.64%       N/A        -2.95%
SVS Index 500 Portfolio ..............................     9/1/99        -16.27%       N/A        -5.92%
SVS Mid-Cap Growth Portfolio .........................       N/A*          N/A         N/A         N/A
SVS Strategic Equity Portfolio .......................       N/A*          N/A         N/A         N/A
SVS Venture Value Portfolio ..........................       N/A*          N/A         N/A         N/A


* This is a New Sub-Account so no historical figures are available.


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2000


                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)

                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)



                                                                                                 10 YEARS
                                                        PORTFOLIO      FOR YEAR                  (OR SINCE
                                                        INCEPTION       ENDED                   INCEPTION
                                                          DATE         12/31/00      5 YEARS     IF LESS)
                                                          ----         --------      -------     --------
Alger American Balanced Portfolio ....................    9/5/89         -3.83%       15.60%       11.53%
Alger American Leveraged AllCap Portfolio ............   1/25/95        -25.66%       21.81%       29.47%
Credit Suisse Warburg Pincus Emerging Markets
Portfolio ............................................   12/31/97       -32.32%        N/A         -0.22%
Credit Suisse Warburg Pincus Global Post-Venture
Capital Portfolio ....................................   9/30/96        -19.84%        N/A          9.83%
Dreyfus MidCap Stock Portfolio .......................    5/1/98          7.09%        N/A          4.79%
Dreyfus Socially Responsible Growth Portfolio ........   10/7/93        -12.02%       17.15%       17.23%
INVESCO VIF Utilities Fund ...........................    1/3/95          4.08%       15.69%       14.36%
Scudder 21st Century Growth Portfolio ................    5/3/99        -23.45%        N/A         19.39%
Scudder Capital Growth Portfolio .....................   7/16/85        -10.89%       18.71%       16.63%
Scudder Global Discovery Portfolio ...................    5/1/96         -6.33%        N/A         16.74%
Scudder Growth and Income Portfolio ..................    5/2/94         -3.18%       10.85%       13.10%
Scudder Health Sciences Portfolio ....................     N/A*           N/A          N/A          N/A
Scudder International Portfolio ......................    5/1/87        -22.57%       11.18%       10.18%
Scudder Aggressive Growth Portfolio ..................    5/3/99         -6.01%        N/A         17.37%
Scudder Blue Chip Portfolio ..........................    5/1/97         -8.85%        N/A          9.35%
Scudder Contrarian Value Portfolio ...................    5/1/96         14.85%        N/A         13.52%
Scudder Global Blue Chip Portfolio ...................    5/5/98         -4.42%        N/A          6.54%
Scudder Government Securities Portfolio ..............    9/3/87          9.71%        4.66%        5.99%
Scudder Growth Portfolio .............................   12/9/83        -19.95%       12.28%       15.10%
Scudder High Yield Portfolio .........................    4/6/82         -9.68%        2.66%       10.27%
Scudder International Research Portfolio .............    1/6/92        -21.36%        9.00%        8.68%
Scudder Investment Grade Bond Portfolio ..............    5/1/96          8.69%        N/A          4.83%
Scudder Money Market Portfolio .......................    4/6/82          4.94%        3.49%        3.35%
Scudder New Europe Portfolio .........................    5/5/98         -7.20%        N/A         -1.49%
Scudder Small Cap Growth Portfolio ...................    5/2/94        -11.70%       18.26%       18.33%
Scudder Small Cap Value Portfolio ....................    5/1/96          2.91%        N/A          2.42%
Scudder Strategic Income Portfolio ...................    5/1/97          1.44%        N/A          0.05%
Scudder Technology Growth Portfolio ..................    5/3/99        -22.43%        N/A         20.75%
Scudder Total Return Portfolio .......................    4/6/82         -3.70%       11.28%       11.22%
SVS Dreman Financial Services Portfolio ..............    5/4/98         25.65%        N/A          5.24%
SVS Dreman High Return Portfolio .....................    5/4/98         29.08%        N/A          5.67%
SVS Dynamic Growth Portfolio .........................     N/A*           N/A          N/A          N/A
SVS Focus Value+Growth Portfolio .....................    5/1/96         -4.96%        N/A         13.92%
SVS Focused Large Cap Growth Portfolio ...............   10/29/99       -10.03%        N/A         12.92%
SVS Growth And Income Portfolio ......................   10/29/99       -10.18%        N/A          2.59%
SVS Growth Opportunities Portfolio ...................   10/29/99       -12.39%        N/A          1.54%
SVS Index 500 Portfolio ..............................    9/1/99        -10.92%        N/A         -2.09%
SVS Mid-Cap Growth Portfolio .........................     N/A*           N/A          N/A          N/A
SVS Strategic Equity Portfolio .......................     N/A*           N/A          N/A          N/A
SVS Venture Value Portfolio ..........................     N/A*           N/A          N/A          N/A


* This is a New Sub-Account so no historical figures are available.


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

YIELD AND EFFECTIVE YIELD - THE SCUDDER MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Scudder Money Market Sub-Account for the seven-day period ended December 31, 2000:



                  Yield                               5.03%
                  Effective Yield                     5.16%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.


The Scudder Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


                                                       (365/7)
         Effective Yield   =  [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                            TAX-DEFERRED ACCUMULATION

                                             NON-QUALIFIED                            CONVENTIONAL
                                            ANNUITY CONTRACT                          SAVINGS PLAN

                                      AFTER-TAX CONTRIBUTIONS AND
                                         TAX-DEFERRED EARNINGS
                                         =====================

                                                        TAXABLE LUMP SUM        AFTER-TAX CONTRIBUTIONS
                               NO WITHDRAWALS           SUM WITHDRAWAL           AND TAXABLE EARNINGS
                               --------------           ----------------        -----------------------
            Years 10              $107,946                  $86,448                     $81,693
            Years 20              233,048                   165,137                     133,476
            Years 30              503,133                   335,021                     218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "FEDERAL TAX CONSIDERATIONS" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 0.95% for mortality and expense risk; 0.15% administration charges; 7% maximum surrender charge; and $30 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account KGC.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999      1998
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $  2.2  $  954.5  $1,969.5
     Universal life and investment product
       policy fees..............................   421.1     359.3     296.6
     Net investment income......................   367.8     503.1     593.9
     Net realized investment (losses) gains.....   (62.4)    100.3      60.9
     Other income...............................   104.7     107.3     100.0
                                                  ------  --------  --------
         Total revenues.........................   833.4   2,024.5   3,020.9
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   326.4   1,056.3   1,803.0
     Policy acquisition expenses................    81.8     240.9     449.6
     Sales practice litigation..................    --       --         31.0
     Restructuring costs........................    11.0     --          9.0
     Other operating expenses...................   271.5     346.3     419.7
                                                  ------  --------  --------
         Total benefits, losses and expenses....   690.7   1,643.5   2,712.3
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................   142.7     381.0     308.6
                                                  ------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (33.8)     88.7      74.6
     Deferred...................................    50.1       4.3     (15.4)
                                                  ------  --------  --------
         Total federal income tax expense.......    16.3      93.0      59.2
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................   126.4     288.0     249.4
     Minority interest..........................    --       (39.9)    (55.0)
                                                  ------  --------  --------
 Income from continuing operations..............   126.4     248.1     194.4
 Losses from operations of discontinued business
  (less applicable income taxes (benefit) of
  $(10.1) and $(7.0) for the years ended
  December 31, 1999 and 1998 respectively)          --       (17.2)    (13.5)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)           --       (30.5)    --
                                                  ------  --------  --------
 Net income.....................................  $126.4  $  200.4  $  180.9
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,366.3 and $3,721.6)............................  $ 4,338.2  $ 3,660.7
     Equity securities at fair value (cost of $44.1 and
       $27.9)............................................       57.1       51.4
     Mortgage loans......................................      472.7      521.2
     Policy loans........................................      189.6      170.5
     Real estate and other long-term investments.........      190.5      177.0
                                                           ---------  ---------
         Total investments...............................    5,248.1    4,580.8
                                                           ---------  ---------
   Cash and cash equivalents.............................      123.0      279.3
   Accrued investment income.............................       81.1       73.3
   Deferred policy acquisition costs.....................    1,413.3    1,219.5
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      466.6      480.3
   Deferred federal income taxes.........................     --           18.1
   Premiums, accounts and notes receivable...............       26.9       81.0
   Other assets..........................................      251.8      199.6
   Closed Block assets...................................      768.0      772.3
   Separate account assets...............................   17,437.4   17,629.6
                                                           ---------  ---------
         Total assets....................................  $25,816.2  $25,333.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,907.2  $ 2,825.0
     Outstanding claims, losses and loss adjustment
       expenses..........................................      151.6      218.8
     Unearned premiums...................................        5.5        6.6
     Contractholder deposit funds and other policy
       liabilities.......................................    2,061.2    2,025.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,125.5    5,075.9
                                                           ---------  ---------
   Expenses and taxes payable............................      423.5      512.0
   Reinsurance premiums payable..........................       11.5       17.9
   Deferred federal income taxes.........................       28.1     --
   Trust instruments supported by funding obligations....      621.5       50.6
   Closed Block liabilities..............................      829.7      842.1
   Separate account liabilities..........................   17,437.4   17,628.9
                                                           ---------  ---------
         Total liabilities...............................   24,477.2   24,127.4
                                                           ---------  ---------
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      569.0
   Accumulated other comprehensive (loss) income.........       (8.7)     (14.9)
   Retained earnings.....................................      773.7      647.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,339.0    1,206.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,816.2  $25,333.8
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2000      1999       1998
 -------------                                    --------  ---------  --------
 COMMON STOCK...................................  $    5.0  $     5.0  $    5.0
                                                  --------  ---------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0      444.0     453.7
     Capital contribution from parent...........     --         125.0     --
     Loss on change of interest-Allmerica P&C...     --        --          (9.7)
                                                  --------  ---------  --------
     Balance at end of period...................     569.0      569.0     444.0
                                                  --------  ---------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     (14.9)     169.2     209.3
     Appreciation (depreciation) during the
       period:
       Net appreciation (depreciation) on
         available-for-sale securities..........       9.6     (298.2)    (82.4)
       (Provision) benefit for deferred federal
         income taxes...........................      (3.4)     105.0      28.9
       Minority interest........................     --          31.8      13.4
     Distribution of subsidiaries (Note 3)......     --         (22.7)    --
                                                  --------  ---------  --------
                                                       6.2     (184.1)    (40.1)
                                                  --------  ---------  --------
     Balance at end of period...................      (8.7)     (14.9)    169.2
                                                  --------  ---------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     647.3    1,698.3   1,567.4
     Net income.................................     126.4      200.4     180.9
     Dividend to shareholder....................     --        --         (50.0)
     Distribution of subsidiaries (Note 3)......     --      (1,251.4)    --
                                                  --------  ---------  --------
     Balance at end of period...................     773.7      647.3   1,698.3
                                                  --------  ---------  --------
         Total shareholder's equity.............  $1,339.0  $ 1,206.4  $2,316.5
                                                  ========  =========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999     1998
 -------------                                 ------  -------  ------
 Net income..................................  $126.4  $ 200.4  $180.9
                                               ------  -------  ------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........     9.6   (298.2)  (82.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (3.4)   105.0    28.9
     Minority interest.......................    --       31.8    13.4
     Distribution of subsidiaries (Note 3)...    --      (22.7)   --
                                               ------  -------  ------
       Other comprehensive income (loss).....     6.2   (184.1)  (40.1)
                                               ------  -------  ------
 Comprehensive income........................  $132.6  $  16.3  $140.8
                                               ======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2000       1999       1998
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   126.4  $   200.4  $   180.9
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................     --           39.9       55.0
         Net realized losses (gains).........       67.8     (100.9)     (62.7)
         Net amortization and depreciation...       18.2       31.5       20.7
         Deferred federal income taxes.......       50.1       20.7      (15.4)
         Sales practice litigation expense...     --         --           31.0
         Loss from exiting reinsurance
           pools.............................     --         --           25.3
         Payment related to exiting
           reinsurance pools.................     --         --          (30.3)
         Loss from disposal of group life and
           health business...................     --           30.5     --
         Change in deferred acquisition
           costs.............................     (213.0)    (181.6)    (185.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       47.7      (41.8)      56.7
         Change in accrued investment
           income............................       (7.8)       8.3        0.8
         Change in policy liabilities and
           accruals, net.....................      (20.9)     (15.6)     168.1
         Change in reinsurance receivable....       13.7      (46.3)    (115.4)
         Change in expenses and taxes
           payable...........................      (96.3)      79.4       (3.3)
         Separate account activity, net......        0.7        5.5      (48.5)
         Other, net..........................        5.0       18.5      (63.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               operating activities..........       (8.4)      48.5       13.3
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    1,694.9    2,801.0    1,715.2
         Proceeds from disposals of equity
           securities........................        4.1      422.9      285.3
         Proceeds from disposals of other
           investments.......................       28.9       30.3      120.8
         Proceeds from mortgages matured or
           collected.........................      119.2      131.2      171.2
         Purchase of available-for-sale fixed
           maturities........................   (2,417.9)  (2,227.3)  (2,374.5)
         Purchase of equity securities.......      (16.2)     (78.9)    (119.9)
         Purchase of other investments.......     (128.0)    (140.6)    (274.4)
         Capital expenditures................      (13.2)     (29.2)     (22.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         --         (195.9)
         Purchase of company owned life
           insurance.........................      (64.9)    --         --
         Distribution of subsidiaries........     --         (202.2)    --
         Other investing activities, net.....     --         --           26.7
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........     (793.1)     707.2     (667.8)
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......      990.3    1,514.6    1,419.2
         Withdrawals from contractholder
           deposit funds.....................     (936.7)  (2,037.5)    (625.0)
         Change in trust instruments
           supported by funding
           obligations.......................      570.9       50.6     --
         Change in short-term debt...........     --         (180.9)     188.3
         Change in long-term debt............     --         --           (2.6)
         Dividend paid to shareholder........     --         --          (50.0)
         Contribution from parent............     --           36.0     --
         Subsidiary treasury stock purchased,
           at cost...........................     --         (350.0)      (1.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               financing activities..........      624.5     (967.2)     928.9
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (177.0)    (211.5)     274.4
 Net change in cash held in the Closed
  Block......................................       20.7      (13.2)      15.7
 Cash and cash equivalents, beginning of
  period.....................................      279.3      504.0      213.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   123.0  $   279.3  $   504.0
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     1.9  $     3.1  $     7.3
     Income taxes (refunded) paid............  $   (12.3) $    24.0  $   135.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in
Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 2000 and 1999 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000, there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with trust obligations backed by funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the AICPA issued Statement of Position 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS ("SoP
No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement became effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 did not have a material effect on the results of operations or financial position of the Company.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTION'S ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $22 million, based on renewal rights for existing policies. Additional consideration may be received in 2001, based on premium in force as of March 2001. However, the Company retained policy liabilities estimated at $153.0 million at December 31, 2000 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2000 and 1999, the discontinued segment had assets of approximately $487.1 million and $531.5 million, respectively, consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $449.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

million and $482.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $199.7 million, $361.5 million and $398.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................   140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income tax benefit of $10.4 million and $7.0
 million for the years ended December 31, 1999 and 1998
 respectively)..............................................   (17.2)  (13.5)
(Loss) on disposal of group life and health business,
 including provision of $72.2 million for operating losses
 during phase-out period for the year ended December 31,
 1999 (less applicable income tax benefit of $16.4
 million)...................................................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported as part of the discontinued operations of the Company.

In 1999 and 1998 Allmerica P&C redeemed 8,662.7 and 3,289.5 respectively, of its issued and outstanding common stock owned by AFC for $350.0 million and $125.0 million respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999 and for 1998 were 14.5% and 4.3% respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.3       --           10.7
Foreign governments.....................      43.2        1.5         0.6        44.1
Corporate fixed maturities..............   3,818.9       93.5       138.0     3,774.4
Mortgage-backed securities..............     459.5       14.7         2.1       472.1
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,366.3     $112.6      $140.7    $4,338.2
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $21.2 million and $18.3 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  235.1   $  233.7
Due after one year through five years.......................   2,100.9    2,073.4
Due after five years through ten years......................   1,237.9    1,231.7
Due after ten years.........................................     792.4      799.4
                                                              --------   --------
Total.......................................................  $4,366.3   $4,338.2
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
2000
Net appreciation (depreciation), beginning of year..........   $ (30.4)      $  15.5     $ (14.9)
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      48.9          (3.2)       45.7
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (36.1)       --           (36.1)
(Provision) benefit for deferred federal income taxes.......      (4.5)          1.1        (3.4)
                                                               -------       -------     -------
                                                                   8.3          (2.1)        6.2
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (22.1)      $  13.4     $  (8.7)
                                                               =======       =======     =======

1999
Net appreciation (depreciation), beginning of year..........   $  79.0       $  90.2     $ 169.2
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................    (254.4)       (122.3)     (376.7)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      78.5        --            78.5
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      72.1          64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)        (17.1)      (22.7)
                                                               -------       -------     -------
                                                                (109.4)        (74.7)     (184.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (30.4)      $  15.5     $ (14.9)
                                                               =======       =======     =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
1998
Net appreciation (depreciation), beginning of year..........   $ 122.6       $  86.7     $ 209.3
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (99.3)          4.4       (94.9)
Appreciation (depreciation ) due to Allmerica P&C purchase
 of minority interest of Citizens...........................      10.7          10.7        21.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       6.3        --             6.3
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      38.7         (11.6)       27.1
                                                               -------       -------     -------
                                                                 (43.6)          3.5       (40.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $  79.0       $  90.2     $ 169.2
                                                               =======       =======     =======

(1) Includes net appreciation (depreciation) on other investments of $1.5 million, $(1.1) million, and $0.8 million, in 2000, 1999, and 1998, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $472.7 million and $533.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $4.4 million and $5.8 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $269.5  $301.5
  Industrial / warehouse....................................    82.2    83.6
  Retail....................................................    81.9    92.2
  Residential...............................................    32.5    50.3
  Other.....................................................    11.0    11.8
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $138.7  $133.6
  South Atlantic............................................   128.3   132.2
  East North Central........................................    60.4    62.5
  New England...............................................    53.7    90.8
  West South Central........................................    41.4    40.7
  Middle Atlantic...........................................    35.7    50.3
  Other.....................................................    18.9    29.3
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $47.4 million; 2002 -- $43.0 million; 2003 -- $39.2 million; 2004 --
$74.9 million; 2005 -- $27.4 million; and $240.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2000   1999   1998
-------------                                                 -----  -----  -----
Balance at beginning of year................................  $ 5.8  $11.5  $20.7
Provisions..................................................   (1.3)  (2.4)  (6.8)
Write-offs..................................................   (0.1)  (3.3)  (2.4)
                                                              -----  -----  -----
Balance at end of year......................................  $ 4.4  $ 5.8  $11.5
                                                              =====  =====  =====

Provisions on mortgages during 2000, 1999 and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $18.0 million, with related reserves of $0.4 million and $0.8 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $12.1 million, $21.0 million and $26.1 million, with related interest income while such loans were impaired, of $1.4 million, $2.1 million and $3.2 million as of December 31, 2000, 1999 and 1998, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $87.5 million and $37.1 million, at December 31, 2000 and 1999, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts and fixed maturities purchases. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $3.6 million and $0.9 million in 2000 and 1999, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.3 million and $0.1 million of gains realized on ineffective hedges in 2000 and 1998, respectively. There were no gains or losses in 1999.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Contracts outstanding, beginning of year....................  $    37.1  $    92.7  $  --
New contracts...............................................    1,539.1      947.0    1,117.5
Contracts terminated........................................   (1,488.7)  (1,002.6)  (1,024.8)
                                                              ---------  ---------  ---------
Contracts outstanding, end of year..........................  $    87.5  $    37.1  $    92.7
                                                              =========  =========  =========

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed maturities. Additionally, the Company enters into compound foreign currency/ interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust obligations backed by funding agreements. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was a net receivable of $5.7 million and a net payable of $0.2 million, respectively.

The fair values of the foreign currency swap contracts and compound foreign currency/interest rate swap contracts outstanding were $(35.9) million and $(4.7) million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts hedging fixed maturities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in the foreign currency portion of the fair value of

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

contracts hedging trust obligations backed by funding agreements are reported as other operating income, consistent with the underlying hedged liability. Changes in the interest rate portion of the fair value of contracts hedging trust obligations backed by funding agreements are reported as unrealized gains and losses, consistent with the hedged item. The net decrease in other operating income related to the change in the foreign currency portion of the fair value of these contracts was $8.9 million in 2000 and $2.6 million in 1999. The change in unrealized gains and losses related to the change in both the interest rate portion of the fair value of the contracts hedging trust obligations backed by funding agreements, as well as the change in the fair value of the contracts hedging foreign fixed maturities, was $(22.2) million and $(3.4) million in 2000 and 1999, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency and compound swap contracts is reflected in the net investment income related to the underlying assets. This amount was $(10.0) million in 2000 and was not material in 1999 and 1998. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency and compound swap contracts in 2000 or 1999.

A reconciliation of the notional amount of foreign currency and compound swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Contracts outstanding, beginning of year....................  $ 71.5  $ 42.6  $42.6
New contracts...............................................   544.4    52.9   --
Contracts expired...........................................    (8.3)  (24.0)  --
                                                              ------  ------  -----
Contracts outstanding, end of year..........................  $607.6  $ 71.5  $42.6
                                                              ======  ======  =====

Expected maturities of such foreign currency and compound swap contracts outstanding at December 31, 2000 are $143.9 million in 2001, $91.4 million in 2003, $347.7 million in 2005 and $24.6 million thereafter. There are no expected maturities of such foreign currency and compound swap contracts in 2002 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999 were net payables of $12.0 million and $4.2 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase (decrease) in net investment income related to interest rate swap contracts was $4.4 million, $(7.0) million and $(2.8) million for the years ended December 31, 2000, 1999 and 1998,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

respectively. The fair value of interest rate swap contracts outstanding was $(22.8) million and $33.1 million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 2000 or 1999.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999      1998
-------------                                                 --------  --------  --------
Contracts outstanding, beginning of year....................  $1,025.9  $1,112.6  $  244.1
New contracts...............................................     630.0     905.4     873.5
Contracts terminated........................................    (236.0)   (888.5)    --
Contracts expired...........................................     --        (80.0)     (5.0)
Distribution of subsidiaries (Note 3).......................     --        (23.6)    --
                                                              --------  --------  --------
Contracts outstanding, end of year..........................  $1,419.9  $1,025.9  $1,112.6
                                                              ========  ========  ========

Expected maturities of such interest rate swap contracts outstanding at December 31, 2000 are $43.1 million in 2001, $233.5 million in 2002, $391.0 million in 2003, $307.3 million in 2004, $425.0 million in 2005 and $20.0 million thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at December 31, 2000 and 1999. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.7) million, $(0.2) million and $1.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million, $0.4 million and $0.2 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  ------
Contracts outstanding, beginning of year....................  $ 190.0  $ 255.0  $ 15.0
New contracts...............................................    --        50.0   266.3
Contracts expired...........................................    --      (115.0)  (26.3)
Contracts terminated........................................   (150.0)   --       --
                                                              -------  -------  ------
Contracts outstanding, end of year..........................  $  40.0  $ 190.0  $255.0
                                                              =======  =======  ======

At December 31, 2000, all other swap contracts are expected to mature in 2001.

H.  OTHER

At December 31, 2000 and 1999, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $304.3  $415.7  $509.6
Mortgage loans..............................................    40.8    45.5    57.6
Equity securities...........................................     1.1     1.7     7.2
Policy loans................................................    14.3    12.7    11.9
Other long-term investments.................................    11.3    14.4     7.0
Short-term investments......................................     7.5    26.6    15.6
                                                              ------  ------  ------
Gross investment income.....................................   379.3   516.6   608.9
Less investment expenses....................................   (11.5)  (13.5)  (15.0)
                                                              ------  ------  ------
Net investment income.......................................  $367.8  $503.1  $593.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $2.9 million and $1.0 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $1.6 million and $1.4 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $18.8 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million, $2.5 million and $3.3 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million, $1.8 million and $3.3 million in 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

There were no mortgage loans which were non-income producing for the years ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.8 million and $0.3 million which were non-income producing for the years ended December 31, 2000 and 1999, respectively.

Included in other long-term investments is income from limited partnerships of $7.8 million and $6.6 million in 2000 and 1999, respectively, and losses of $6.3 million in 1998.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(71.7) $(52.0) $(11.6)
Mortgage loans..............................................     1.3     2.5     8.8
Equity securities...........................................     2.0   141.3    63.7
Other long-term investments.................................     6.0     8.5    --
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(62.4) $100.3  $ 60.9
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................    $1,044.6     $ 4.0  $(47.3)
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,480.5     $ 9.2  $ 27.1
Equity securities...........................................       421.2     149.0     7.6

1998
Fixed maturities............................................    $  979.2     $17.9  $ 11.3
Equity securities...........................................       258.7      72.8     9.0

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999     1998
-------------                                                 ------  -------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) in 2000 of $(21.5) million, including
 $22.7 million resulting from the distribution of
 subsidiaries in 1999, net of tax (benefit) and minority
 interest of $(103.3) million and $(26.8) million in 1999
 and 1998 respectively).....................................  $(40.2) $(121.9) $ (6.8)
Less: reclassification adjustment for (losses) gains
 included in net income (net of tax (benefit) in 2000 of
 $(24.9) million in 2000 and net of tax (benefit) and
 minority interest of $33.5 million and $21.5 million in
 1999 and 1998 respectively)................................   (46.4)   (62.2)   33.3
                                                              ------  -------  ------
Other comprehensive income (loss) income....................  $  6.2  $(184.1) $(40.1)
                                                              ======  =======  ======

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(47.1) million and $31.1 million at December 31, 2000 and 1999, respectively. In addition, the Company held futures contracts with a carrying value of $(3.6) million and $(0.9) million at December 31, 2000 and 1999, respectively. The fair value of these contracts was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. Fair values of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  123.0  $  123.0  $  279.3  $  279.3
  Fixed maturities..........................................   4,338.2   4,338.2   3,660.7   3,660.7
  Equity securities.........................................      57.1      57.1      51.4      51.4
  Mortgage loans............................................     472.7     490.1     521.2     521.9
  Policy loans..............................................     189.6     189.6     170.5     170.5
  Company owned life insurance..............................      65.6      65.6     --        --
                                                              --------  --------  --------  --------
                                                              $5,246.2  $5,263.6  $4,683.1  $4,683.8
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,636.5  $1,663.3  $1,316.0  $1,341.4
  Supplemental contracts without life contingencies.........      40.7      40.7      48.8      48.8
  Dividend accumulations....................................      88.5      88.5      88.1      88.1
  Other individual contract deposit funds...................      45.0      44.9      48.4      48.2
  Other group contract deposit funds........................     323.1     319.0     602.9     583.5
  Individual fixed annuity contracts........................   1,026.1     991.7   1,092.5   1,057.1
  Trust instruments supported by funding obligations........     621.5     620.5      50.6      49.6
                                                              --------  --------  --------  --------
                                                              $3,781.4  $3,768.6  $3,247.3  $3,216.7
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 2000, 1999 and 1998 is a net pre-tax contribution from the Closed Block of $6.3 million, $13.8 million and $10.4 million, respectively. Summarized financial information of the Closed Block as of December 31, 2000 and 1999 and for the periods ended December 31, 2000, 1999 and 1998 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2000    1999
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $400.3
    and $387.4 respectively)...............................................  $397.5  $372.9
  Mortgage loans...........................................................   144.9   136.3
  Policy loans.............................................................   191.7   201.1
  Cash and cash equivalents................................................     1.9    22.6
  Accrued investment income................................................    14.6    14.0
  Deferred policy acquisition costs........................................    11.0    13.1
  Other assets.............................................................     6.4    12.3
                                                                             ------  ------
Total assets...............................................................  $768.0  $772.3
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................  $828.9  $835.2
  Other liabilities........................................................     0.8     6.9
                                                                             ------  ------
Total liabilities..........................................................  $829.7  $842.1
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2000    1999    1998
-------------                                                                -----  ------  ------
Revenues
  Premiums and other income................................................  $49.9  $ 52.1  $ 55.4
  Net investment income....................................................   53.6    53.8    53.3
  Realized investment (losses) gains.......................................   (5.4)   (0.6)    0.1
                                                                             -----  ------  ------
Total revenues.............................................................   98.1   105.3   108.8
                                                                             -----  ------  ------
Benefits and expenses
  Policy benefits..........................................................   89.5    88.9    95.0
  Policy acquisition expenses..............................................    2.1     2.5     2.7
  Other operating expenses.................................................    0.2     0.1     0.7
                                                                             -----  ------  ------
Total benefits and expenses................................................   91.8    91.5    98.4
                                                                             -----  ------  ------
Contribution from the Closed Block.........................................  $ 6.3  $ 13.8  $ 10.4
                                                                             =====  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $   6.3  $  13.8  $  10.4
  Change in:
    Deferred policy acquisition costs, net..................      2.1      2.5      2.6
    Policy liabilities and accruals.........................    (12.0)   (13.1)   (13.5)
    Accrued investment income...............................     (0.6)     0.1    --
    Other assets............................................      5.9     (8.3)     2.4
    Expenses and taxes payable..............................    (10.1)    (2.9)    (2.9)
    Other, net..............................................      5.3      0.8      0.3
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (3.1)    (7.1)    (0.7)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    133.3    139.0     83.6
    Purchases of investments................................   (160.3)  (128.5)  (106.5)
    Other, net..............................................      9.4      9.8      7.9
                                                              -------  -------  -------
  Net cash (used in) provided by investing activities.......    (17.6)    20.3    (15.0)
                                                              -------  -------  -------
Net (decrease) increase in cash and cash equivalents........    (20.7)    13.2    (15.7)
Cash and cash equivalents, beginning of year................     22.6      9.4     25.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   1.9  $  22.6  $   9.4
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $(33.8) $88.7   $ 74.6
  Deferred..................................................    50.1    4.3    (15.4)
                                                              ------  -----   ------
Total.......................................................  $ 16.3  $93.0   $ 59.2
                                                              ======  =====   ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000     1999    1998
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $ 49.9   $133.4  $108.0
  Tax-exempt interest.......................................    --       (24.2)  (38.9)
  Dividend received deduction...............................     (6.9)    --      (5.1)
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    (13.3)    --      --
  Changes in tax reserve estimates..........................     (4.0)    (8.7)    2.3
  Tax credits...............................................    (10.3)    (8.5)   (8.5)
  Other, net................................................      0.9      1.0     1.4
                                                               ------   ------  ------
Federal income tax expense..................................   $ 16.3   $ 93.0  $ 59.2
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT and low income housing credit carryforwards...........  $ (20.2)   $ (10.8)
  Loss reserve discounting..................................   (264.8)    (283.5)
  Deferred acquisition costs................................    416.6      355.7
  Employee benefit plans....................................    (51.6)     (52.0)
  Investments, net..........................................    (28.9)      (8.7)
  Litigation reserve........................................     (8.1)      (6.0)
  Discontinued operations...................................    (11.9)     (11.7)
  Other, net................................................     (3.0)      (1.1)
                                                              -------    -------
Deferred tax liability (asset), net.........................  $  28.1    $ (18.1)
                                                              =======    =======

Gross deferred income tax assets totaled $441.8 million and $515.8 millions at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $469.9 million and $497.7 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2000, there are available alternative minimum tax credit carryforwards and low income housing credit carryforwards of $2.8 million and $17.4 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2000, 1999 and 1998 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 18.5     $ 19.3     $ 19.0
Interest cost...............................................     28.6       26.5       25.5
Expected return on plan assets..............................    (43.1)     (38.9)     (34.9)
Recognized net actuarial gain...............................    (11.2)      (0.4)      (0.8)
Amortization of transition asset............................     (2.2)      (2.3)      (2.2)
Amortization of prior service cost..........................     (3.1)      (3.3)      (2.9)
                                                               ------     ------     ------
  Net periodic pension (benefit) cost.......................   $(12.5)    $  0.9     $  3.7
                                                               ======     ======     ======

The Company, allocated approximately $(2.7) million and $1.7 million of the net periodic pension (benefit) cost to its affiliated companies in 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes the status of the plan. At December 31, 2000, the projected benefit obligations exceeded the plans' assets while at December 31,1999 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........   $392.7     $414.2
  Service cost -- benefits earned during the year...........     18.5       19.3
  Interest cost.............................................     28.6       26.5
  Actuarial losses (gains)..................................     37.7      (44.4)
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Projected benefit obligation at end of year.............    450.9      392.7
                                                               ------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    470.6      441.6
  Actual return on plan assets..............................     (2.5)      51.9
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.5      470.6
                                                               ------     ------
  Funded status of the plan.................................     (9.4)      77.9
  Unrecognized transition obligation........................    (19.4)     (21.6)
  Unamortized prior service cost............................     (8.9)     (12.0)
  Unrecognized net actuarial gains..........................     (6.4)    (101.6)
                                                               ------     ------
    Net pension liability...................................   $(44.1)    $(57.3)
                                                               ======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $7.5 million and $8.9 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 7.25% and 7.75% in 2000 and 1999, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2000 and 9.0% in 1999. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2000 and 1999, with a market value of $57.7 million and $44.3 million at December 31, 2000 and 1999, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2000, 1999, and 1998, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $6.1 million, $5.9 million and $5.6 million in 2000, 1999 and 1998, respectively. The Company allocated approximately $2.9 million and $1.4 million of the 401(k) expense to its affiliated companies in 2000 and 1999 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2000, 1999 and 1998 was $3.2 million, $3.1 million and $3.0 million, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 66.8     $ 84.0
Service cost................................................      1.9        2.9
Interest cost...............................................      4.9        4.6
Actuarial losses (gains)....................................      5.6      (21.2)
Benefits paid...............................................     (3.7)      (3.5)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     75.5       66.8
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (75.5)     (66.8)
Unamortized prior service cost..............................     (7.6)      (9.8)
Unrecognized net actuarial gains............................     (7.7)     (13.8)
                                                               ------     ------
  Accumulated postretirement benefit costs..................   $(90.8)    $(90.4)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost................................................   $  1.9     $  2.9     $  3.1
Interest cost...............................................      4.9        4.6        5.1
Recognized net actuarial (gain)loss.........................     (0.5)       0.1        0.1
Amortization of prior service cost..........................     (2.2)      (2.3)      (2.4)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.1     $  5.3     $  5.9
                                                               ======     ======     ======

The Company allocated approximately $1.2 million and $1.1 million of the net periodic postretirement cost to its affiliated companies in 2000 and 1999 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.9 million and $4.6 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2000, health care costs were assumed to increase 8.5% in 2001, declining thereafter until the ultimate rate of 5.5% is reached in 2007 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $4.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.5 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $4.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.4 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 2000 and 1999, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

12.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner (" the Commissioner ") , to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. During 2000 and 1999, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

13.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $1,075.2   $2,220.8
  Asset Accumulation
    Allmerica Financial Services............................    855.2       797.0      721.2
    Allmerica Asset Management..............................    137.8       144.5      121.7
                                                               ------    --------   --------
        Subtotal............................................    993.0       941.5      842.9
                                                               ------    --------   --------
  Corporate.................................................    --            0.4        2.3
  Intersegment revenues.....................................    --           (0.8)      (7.6)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    993.0     2,016.3    3,058.4
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................    (97.2)      (92.1)     (98.4)
      Net realized gains....................................    (62.4)      100.3       60.9
                                                               ------    --------   --------
  Total revenues............................................   $833.4    $2,024.5   $3,020.9
                                                               ======    ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2000       1999       1998
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $   85.1   $  149.7
  Asset Accumulation
    Allmerica Financial Services..............................      224.4       207.1      169.0
    Allmerica Asset Management................................       17.3        21.3       23.7
                                                                   ------    --------   --------
        Subtotal..............................................      241.7       228.4      192.7
                                                                   ------    --------   --------
  Corporate...................................................      (30.5)      (38.6)     (45.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     211.2       274.9      297.2
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (57.5)      106.1       52.2
    Sales practice litigation expense.........................      --          --         (31.0)
    Restructuring costs.......................................      (11.0)      --          (9.0)
    Other items...............................................      --          --          (0.8)
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $142.7    $  381.0   $  308.6
                                                                   ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31
(IN MILLIONS)                                     2000        1999          2000           1999
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   462.6   $   542.0    $     3.3      $     6.0
Asset Accumulation
  Allmerica Financial Services................   23,132.3    23,410.7      1,409.8        1,213.1
  Allmerica Asset Management..................    2,221.3     1,381.1          0.2            0.4
                                                ---------   ---------    ---------      ---------
      Total...................................  $25,816.2   $25,333.8    $ 1,413.3      $ 1,219.5
                                                =========   =========    =========      =========

14.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.7 million, $22.2 million and $34.9 million in 2000, 1999, and 1998, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2000, future minimum rental payments under non-cancelable operating leases were approximately $34.6 million, payable as follows: 2001 -- $16.2 million; 2002 -- $8.5 million; 2003 -- $6.0 million; 2004 -- $2.9 million, and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2001.

15.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 and 1998 were $20.4 million and $21.4 million and $38.1 million and $32.3million respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 and 1998 of $1.8 million and $30.6 million, $3.7 million and $18.0 million , respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 41.8    $   53.5   $   51.4
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (40.3)      (50.0)     (47.8)
                                                               ------    --------   --------
Net premiums................................................   $  2.2    $    4.2   $    4.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $1,089.0   $1,970.4
  Assumed...................................................    --           27.3       58.8
  Ceded.....................................................    --         (135.4)     (74.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  980.9   $1,955.1
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $1,047.3   $1,966.8
  Assumed...................................................    --           30.3       64.5
  Ceded.....................................................    --         (127.3)     (66.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  950.3   $1,965.2
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $361.5    $  391.9   $  359.5
  Assumed...................................................      0.3         0.1        0.3
  Ceded.....................................................    (35.4)      (39.2)     (49.5)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $326.4    $  352.8   $  310.3
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  805.6   $1,588.2
  Assumed...................................................                 25.9       62.7
  Ceded.....................................................               (128.0)    (158.2)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  703.5   $1,492.7
                                                               ======    ========   ========

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,219.5   $1,161.2   $  965.5
Acquisition expenses deferred...............................     297.5      419.2      638.2
Amortized to expense during the year........................     (81.8)    (240.9)    (449.6)
Adjustment for discontinued operations......................      (2.7)       3.4       (0.2)
Adjustment to equity during the year........................     (19.2)      39.3        7.3
Adjustment due to distribution of subsidiaries..............     --        (162.7)     --
                                                              --------   --------   --------
Balance at end of year......................................  $1,413.3   $1,219.5   $1,161.2
                                                              ========   ========   ========

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $520.7 million and $601.3 million at December 31, 2000 and 1999, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $18.6 million in 2000 and increased by $51.2 million in 1999. The decrease in 2000 primarily resulted from the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business. The 1999 increase resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The table below provides a reconciliation of the beginning and ending reserves for unpaid losses and LAE relating to the Company's property and casualty business prior to the AFC corporate reorganization.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
Reserve for losses and LAE, beginning of the year...........  $ 2,597.3   $2,615.4
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........      795.6    1,609.0
  Decrease in provision for insured events of prior years...      (96.1)    (127.2)
                                                              ---------   --------
Total incurred losses and LAE...............................      699.5    1,481.8
                                                              ---------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1      871.9
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2      643.0
                                                              ---------   --------
Total payments                                                    766.3    1,514.9
                                                              ---------   --------
Change in reinsurance recoverable on unpaid losses..........       44.3       15.0
Distribution of subsidiaries................................   (2,574.8)     --
                                                              ---------   --------
Reserve for losses and LAE, end of year.....................  $  --       $2,597.3
                                                              =========   ========

As part of an ongoing process, the reserves were re-estimated for all prior accident years and were decreased by $96.1 million and $127.2 million in 1999 and 1998 respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million and $58.9 million for the years ended December 31, 1999 and 1998 respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million and $68.3 million prior to the AFC corporate reorganization in 1999 and for the year ended December 31, 1998. The increase in favorable development 1998 was primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflected the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities was relatively small and therefore its reserves were relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million, net of reinsurance of $14.2 million in 1998. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these outstanding claims were not significant, their existence gives rise to uncertainty and were discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims were adequate. In addition, the Company is not aware of any litigation or pending

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2000 and 1999. The Company's interest in Allmerica P&C was represented by ownership of 70.0% of the outstanding shares of common stock at December 31, 1998. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the year ended December 31, 1998.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries, including FAFLIC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $322.6    $  180.7
  Life and Health Companies.................................    (43.6)     239.0        86.4

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $1,269.3
  Life and Health Companies.................................    528.5      590.1     1,164.1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of Separate Account KGC of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account KGC of First Allmerica Financial Life Insurance Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 16, 2001

                              SEPARATE ACCOUNT KGC

                      STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2000

                                                                           SMALL         SMALL        CONTRARIAN
                                                                         CAP VALUE     CAP GROWTH        VALUE      INTERNATIONAL
                                                                       -------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     268,318  $     413,165  $     430,007  $     560,059
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -              -
Dividend receivable .................................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
    Total  assets ...................................................        268,318        413,165        430,007        560,059

LIABILITIES: ........................................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
    Net assets ......................................................  $     268,318  $     413,165  $     430,007  $     560,059
                                                                       =============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     268,318  $     413,165  $     430,007  $     560,059
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
                                                                       $     268,318  $     413,165  $     430,007  $     560,059
                                                                       =============  =============  =============  =============

Units outstanding, December 31, 2000 ................................        286,834        303,489        332,193        468,808
Net asset value per unit, December 31, 2000 .........................  $    0.935446  $    1.361382  $    1.294449  $    1.194645

                                                                                                                       TOTAL
                                                                          GROWTH      VALUE+GROWTH    HORIZON 20+      RETURN
                                                                       -------------  -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     462,377  $     563,800  $      47,467  $     726,841
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -              -
Dividend receivable .................................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
    Total  assets ...................................................        462,377        563,800         47,467        726,841

LIABILITIES: ........................................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
    Net assets ......................................................  $     462,377  $     563,800  $      47,467  $     726,841
                                                                       =============  =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     462,377  $     563,800  $      47,467  $     726,841
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -              -              -
                                                                       -------------  -------------  -------------  -------------
                                                                       $     462,377  $     563,800  $      47,467  $     726,841
                                                                       =============  =============  =============  =============

Units outstanding, December 31, 2000 ................................        364,995        453,057         42,914        579,246
Net asset value per unit, December 31, 2000 .........................  $    1.266801  $    1.244433  $    1.106101  $    1.254804


                                                                        HORIZON 10+    HORIZON 5
                                                                       -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $      59,947  $     110,352
Investments in shares of Scudder Variable Life Investment Fund ......              -              -
Investments in shares of The Alger American Fund ....................              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -
Dividend receivable .................................................              -              -
                                                                       -------------  -------------
    Total  assets ...................................................         59,947        110,352

LIABILITIES: ........................................................              -              -
                                                                       -------------  -------------
    Net assets ......................................................  $      59,947  $     110,352
                                                                       =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $      59,947  $     110,352
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -
                                                                       -------------  -------------
                                                                       $      59,947  $     110,352
                                                                       =============  =============

Units outstanding, December 31, 2000 ................................         52,864        105,938
Net asset value per unit, December 31, 2000 .........................  $    1.133974  $    1.041666

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                               DECEMBER 31, 2000


                                                                                       INVESTMENT      GOVERNMENT
                                                                        HIGH YIELD     GRADE BOND      SECURITIES
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     267,192  $      91,758  $      75,271
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................        267,192         91,758         75,271

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $     267,192  $      91,758  $      75,271
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     267,192  $      91,758  $      75,271
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -              -
                                                                       -------------  -------------  -------------
                                                                       $     267,192  $      91,758  $      75,271
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................        282,752         78,478         69,243
Net asset value per unit, December 31, 2000 .........................  $    0.944968  $    1.169222  $    1.087055


                                                                           MONEY        STRATEGIC         BLUE
                                                                           MARKET       INCOME(a)         CHIP
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     198,302  $       6,325  $     615,991
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................            540              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................        198,842          6,325        615,991

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $     198,842  $       6,325  $     615,991
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     198,842  $       6,325  $     615,991
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -              -
                                                                       -------------  -------------  -------------
                                                                       $     198,842  $       6,325  $     615,991
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................        180,356          6,313        443,760
Net asset value per unit, December 31, 2000 .........................  $    1.102496  $    1.001850  $    1.388118

                                                                         KVS DREMAN     KVS DREMAN
                                                                          FINANCIAL        HIGH              NEW
                                                                         SERVICES(a)  RETURN EQUITY(a)    EUROPE(a)
                                                                       -------------  ----------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     214,581  $        453,752  $      56,009
Investments in shares of Scudder Variable Life Investment Fund ......              -                 -              -
Investments in shares of The Alger American Fund ....................              -                 -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -                 -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -                 -              -
Investments in shares of Warburg Pincus Trust .......................              -                 -              -
Dividend receivable .................................................              -                 -              -
                                                                       -------------  ----------------  -------------
    Total  assets ...................................................        214,581           453,752         56,009

LIABILITIES: ........................................................              -                 -              -
                                                                       -------------  ----------------  -------------
    Net assets ......................................................  $     214,581  $        453,752  $      56,009
                                                                       =============  ================  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     214,581  $        453,752  $      56,009
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -                 -              -
                                                                       -------------  ----------------  -------------
                                                                       $     214,581  $        453,752  $      56,009
                                                                       =============  ================  =============

Units outstanding, December 31, 2000 ................................        183,536           370,127         54,666
Net asset value per unit, December 31, 2000 .........................  $    1.169151  $       1.225937  $    1.024570

(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                               DECEMBER 31, 2000

                                                                          GLOBAL       AGGRESSIVE     TECHNOLOGY
                                                                         BLUE CHIP       GROWTH         GROWTH
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     215,107  $      87,179  $     396,010
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................        215,107         87,179        396,010

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $     215,107  $      87,179  $     396,010
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     215,107  $      87,179  $     396,010
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -              -
                                                                       -------------  -------------  -------------
                                                                       $     215,107  $      87,179  $     396,010
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................        194,911         66,790        289,411
Net asset value per unit, December 31, 2000 .........................  $    1.103616  $    1.305279  $    1.368330

                                                                                       KVS FOCUSED       KVS
                                                                         KVS INDEX      LARGE CAP       GROWTH
                                                                           500(a)        GROWTH      OPPORTUNITIES
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $      86,542  $      20,265  $     165,038
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................         86,542         20,265        165,038

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $      86,542  $      20,265  $     165,038
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $      86,542  $      17,959  $     165,038
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -          2,306              -
                                                                       -------------  -------------  -------------
                                                                       $      86,542  $      20,265  $     165,038
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................         89,007         17,575        162,107
Net asset value per unit, December 31, 2000 .........................  $    0.972299  $    1.153102  $    1.018083

                                                                                                       SCUDDER
                                                                           KVS           SCUDDER       GLOBAL
                                                                          GROWTH      INTERNATIONAL   DISCOVERY
                                                                        AND INCOME     CLASS A(a)     CLASS A(a)
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $     106,495  $           -  $           -
Investments in shares of Scudder Variable Life Investment Fund ......              -        195,138        578,696
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................        106,495        195,138        578,696

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $     106,495  $     195,138  $     578,696
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     104,434  $     195,138  $     578,696
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................          2,061              -              -
                                                                       -------------  -------------  -------------
                                                                       $     106,495  $     195,138  $     578,696
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................        103,345        169,645        364,689
Net asset value per unit, December 31, 2000 .........................  $    1.030479  $    1.150270  $    1.586821

(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                               DECEMBER 31, 2000

                                                                           SCUDDER        SCUDDER       SCUDDER
                                                                           CAPITAL        GROWTH      21ST CENTURY
                                                                           GROWTH       AND INCOME       GROWTH
                                                                         CLASS A(a)     CLASS A(a)      CLASS A
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $           -  $           -  $           -
Investments in shares of Scudder Variable Life Investment Fund ......        247,302        461,227          9,467
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................        247,302        461,227          9,467

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $     247,302  $     461,227  $       9,467
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $     247,302  $     461,227  $       7,895
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................              -              -          1,572
                                                                       -------------  -------------  -------------
                                                                       $     247,302  $     461,227  $       9,467
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................        194,684        458,185         12,047
Net asset value per unit, December 31, 2000 .........................  $    1.270276  $    1.006638  $    0.785840

                                                                          ALGER
                                                                         AMERICAN         ALGER         DREYFUS
                                                                         LEVERAGED      AMERICAN         MIDCAP
                                                                          ALLCAP        BALANCED         STOCK
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $           -  $           -  $           -
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................         63,953         24,787              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -         81,223
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................              -              -              -
Investments in shares of Warburg Pincus Trust .......................              -              -              -
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................         63,953         24,787         81,223

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $      63,953  $      24,787  $      81,223
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $      62,173  $      22,751  $      78,977
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................          1,780          2,036          2,246
                                                                       -------------  -------------  -------------
                                                                       $      63,953  $      24,787  $      81,223
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................         71,846         24,352         72,322
Net asset value per unit, December 31, 2000 .........................  $    0.890148  $    1.017860  $    1.123072

                                                                          DREYFUS        WARBURG        WARBURG
                                                                         SOCIALLY         PINCUS     PINCUS GLOBAL
                                                                        RESPONSIBLE      EMERGING    POST-VENTURE
                                                                          GROWTH         MARKETS        CAPITAL
                                                                       -------------  -------------  -------------
ASSETS:
Investments in shares of Kemper Variable Series .....................  $           -  $           -  $           -
Investments in shares of Scudder Variable Life Investment Fund ......              -              -              -
Investments in shares of The Alger American Fund ....................              -              -              -
Investments in shares of Dreyfus Investment Portfolios ..............              -              -              -
Investment in shares of The Dreyfus Socially Responsible
  Growth Fund, Inc ..................................................         18,703              -              -
Investments in shares of Warburg Pincus Trust .......................              -          4,336          4,042
Dividend receivable .................................................              -              -              -
                                                                       -------------  -------------  -------------
    Total  assets ...................................................         18,703          4,336          4,042

LIABILITIES: ........................................................              -              -              -
                                                                       -------------  -------------  -------------
    Net assets ......................................................  $      18,703  $       4,336  $       4,042
                                                                       =============  =============  =============

Net asset distribution by category:
  Variable annuity contracts ........................................  $      16,792  $       2,837  $       2,531
  Value of investment by First Allmerica Financial Life Insurance
     Company (Sponsor) ..............................................          1,911          1,499          1,511
                                                                       -------------  -------------  -------------
                                                                       $      18,703  $       4,336  $       4,042
                                                                       =============  =============  =============

Units outstanding, December 31, 2000 ................................         19,574          5,784          5,350
Net asset value per unit, December 31, 2000 .........................  $    0.955470  $    0.749638  $    0.755475


(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                    SMALL              SMALL          CONTRARIAN
                                                                  CAP VALUE         CAP GROWTH           VALUE        INTERNATIONAL
                                                                 ---------------  ---------------  ----------------  --------------
INVESTMENT INCOME:
 Dividends....................................................   $         1,126  $             -  $          9,477  $             -
                                                                 ---------------  ---------------  ----------------  --------------
EXPENSES:
 Mortality and expense risk fees .............................             2,140            3,753             3,327           5,313
 Administrative expense fees..................................               338              593               526             838
                                                                 ---------------  ---------------  ----------------  --------------
   Total expenses ............................................             2,478            4,346             3,853           6,151
                                                                 ---------------  ---------------  ----------------  --------------
   Net investment income (loss) ..............................            (1,352)          (4,346)            5,624         (6,151)
                                                                 ---------------  ---------------  ----------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                 -           33,655            61,598          83,812
 Net realized gain (loss) from sales of investments ..........            (2,800)          66,321           (34,015)         (1,210)
                                                                 ---------------  ---------------  ----------------  --------------
   Net realized gain (loss) ..................................            (2,800)          99,976            27,583          82,602
 Net unrealized gain (loss) ..................................            11,080         (154,888)           19,098        (209,802)
                                                                 ---------------  ---------------  ----------------  --------------
   Net realized and unrealized gain (loss) ...................             8,280          (54,912)           46,681        (127,200)
                                                                 ---------------  ---------------  ----------------  --------------
   Net increase (decrease) in net assets from operations......   $         6,928  $       (59,258) $         52,305  $     (133,351)
                                                                 ===============  ===============  ================  ==============

                                                                                                                          TOTAL
                                                                    GROWTH           VALUE+GROWTH       HORIZON 20+       RETURN
                                                                 -------------  ---------------  ----------------  --------------
INVESTMENT INCOME:
 Dividends....................................................   $           -  $         2,655  $          1,163  $        21,605
                                                                 -------------  ---------------  ----------------  ---------------
EXPENSES:
 Mortality and expense risk fees  ............................           3,740            5,006               513            6,701
 Administrative expense fees..................................             591              790                81            1,058
                                                                 -------------  ---------------  ----------------  ---------------
   Total expenses ............................................           4,331            5,796               594            7,759
                                                                 -------------  ---------------  ----------------  ---------------
   Net investment income (loss) ..............................          (4,331)          (3,141)              569           13,846
                                                                 -------------  ---------------  ----------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........          28,696           45,139             6,011           32,408
 Net realized gain (loss) from sales of investments ..........          11,162            7,007              (476)             444
                                                                 -------------  ---------------  ----------------  ---------------
   Net realized gain (loss) ..................................          39,858           52,146             5,535           32,852
 Net unrealized gain (loss) ..................................        (149,680)         (82,441)          (12,647)         (76,874)
                                                                 -------------  ---------------  ----------------  ---------------
   Net realized and unrealized gain (loss) ...................        (109,822)         (30,295)           (7,112)         (44,022)
                                                                 -------------  ---------------  ----------------  ---------------
   Net increase (decrease) in net assets from operations......   $    (114,153) $       (33,436) $         (6,543) $       (30,176)
                                                                 =============  ===============  ================  ===============

                                                                  HORIZON 10+        HORIZON 5
                                                                 ---------------  ---------------
INVESTMENT INCOME:
 Dividends....................................................   $         1,525  $         4,071
                                                                 ---------------  ---------------
EXPENSES:
 Mortality and expense risk fees .............................               536            1,005
 Administrative expense fees .................................                84              158
                                                                 ---------------  ---------------
   Total expenses ............................................               620            1,163
                                                                 ---------------  ---------------
   Net investment income (loss) ..............................               905            2,908
                                                                 ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........             3,812            4,885
 Net realized gain (loss) from sales of investments ..........             2,493             (42)
                                                                 ---------------  ---------------
   Net realized gain (loss) ..................................             6,305            4,843
 Net unrealized gain (loss) ..................................           (11,377)          (9,281)
                                                                 ---------------  ---------------
   Net realized and unrealized gain (loss) ...................            (5,072)          (4,438)
                                                                 ---------------  ---------------
   Net increase (decrease) in net assets from operations......   $        (4,167) $        (1,530)
                                                                 ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                   INVESTMENT        GOVERNMENT
                                                                  HIGH YIELD       GRADE BOND        SECURITIES
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $        33,413  $         3,982  $          3,786
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................             2,654              748               598
 Administrative expense fees .................................               419              118                95
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................             3,073              866               693
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................            30,340            3,116             3,093
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                 -                -                 -
 Net realized gain (loss) from sales of investments ..........            (2,856)               8               (15)
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................            (2,856)               8               (15)
 Net unrealized gain (loss) ..................................           (55,341)           3,803             3,075
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................           (58,197)           3,811             3,060
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $       (27,857) $         6,927  $          6,153
                                                                 ===============  ===============  ================

                                                                    MONEY           STRATEGIC           BLUE
                                                                    MARKET          INCOME(a)           CHIP
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $        12,919  $            89  $          2,051
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................             2,085               42             5,391
 Administrative expense fees .................................               329                6               851
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................             2,414               48             6,242
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................            10,505               41            (4,191)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                 -                -                 -
 Net realized gain (loss) from sales of investments ..........                 -               (3)            5,058
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................                 -               (3)            5,058
 Net unrealized gain (loss) ..................................                 -              101           (59,171)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................                 -               98           (54,113)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $        10,505  $           139  $        (58,304)
                                                                 ===============  ===============  ================


                                                                    KVS DREMAN      KVS DREMAN
                                                                    FINANCIAL          HIGH              NEW
                                                                   SERVICES(a)    RETURN EQUITY(a)     EUROPE(a)
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $         1,846  $         7,810  $            138
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................             1,350            3,581               454
 Administrative expense fees .................................               214              566                71
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................             1,564            4,147               525
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................               282            3,663              (387)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........               246           19,525               138
 Net realized gain (loss) from sales of investments ..........            (1,552)          (3,668)             (211)
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................            (1,306)          15,857               (73)
 Net unrealized gain (loss) ..................................            39,479           81,358            (2,666)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................            38,173           97,215            (2,739)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $        38,455  $       100,878  $         (3,126)
                                                                 ===============  ===============  ================

(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.
                                      SA-6

                              SEPARATE ACCOUNT KGC

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                    GLOBAL         AGGRESSIVE        TECHNOLOGY
                                                                  BLUE CHIP          GROWTH            GROWTH
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $             -  $             -  $              -
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................               628              716             3,461
 Administrative expense fees .................................                99              113               547
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................               727              829             4,008
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................              (727)            (829)           (4,008)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                71              381             1,410
 Net realized gain (loss) from sales of investments ..........               (20)             164            23,226
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................                51              545            24,636
 Net unrealized gain (loss) ..................................            (3,447)          (9,566)         (165,247)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................            (3,396)          (9,021)         (140,611)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $        (4,123) $        (9,850) $       (144,619)
                                                                 ===============  ===============  ================


                                                                                   KVS FOCUSED          KVS
                                                                  KVS INDEX         LARGE CAP          GROWTH
                                                                    500(a)           GROWTH        OPPORTUNITIES
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $            59  $             -  $              -
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................               543               86               672
 Administrative expense fees .................................                85               14               106
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................               628              100               778
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................              (569)            (100)             (778)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                59               70                 -
 Net realized gain (loss) from sales of investments ..........              (138)             914              (377)
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................               (79)             984              (377)
 Net unrealized gain (loss) ..................................            (8,352)          (2,447)          (25,760)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................            (8,431)          (1,463)          (26,137)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $        (9,000) $        (1,563) $        (26,915)
                                                                 ===============  ===============  ================


                                                                                                       SCUDDER
                                                                     KVS              SCUDDER          GLOBAL
                                                                    GROWTH         INTERNATIONAL      DISCOVERY
                                                                   AND INCOME        CLASS A(a)       CLASS A(a)
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $             -  $           893  $          3,833
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................               383            1,724             4,725
 Administrative expense fees .................................                61              272               746
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................               444            1,996             5,471
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................              (444)          (1,103)           (1,638)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                10           18,156            22,997
 Net realized gain (loss) from sales of investments ..........               884            1,865            12,356
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................               894           20,021            35,353
 Net unrealized gain (loss) ..................................            (7,695)         (65,158)          (68,894)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................            (6,801)         (45,137)          (33,541)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations. ....   $        (7,245) $       (46,240) $        (35,179)
                                                                 ===============  ===============  ================

(a) Name changed.  See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                   SCUDDER           SCUDDER          SCUDDER
                                                                   CAPITAL           GROWTH         21ST CENTURY
                                                                    GROWTH         AND INCOME          GROWTH
                                                                  CLASS A(a)       CLASS A(a)         CLASS A*
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends. ..................................................   $           503  $         6,332  $              -
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees..............................             2,060            4,343                24
 Administrative expense fees .................................               325              686                 4
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................             2,385            5,029                28
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................            (1,882)           1,303               (28)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........            24,737            8,374                 -
 Net realized gain (loss) from sales of investments ..........               882           (1,615)               (3)
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................            25,619            6,759                (3)
 Net unrealized gain (loss) ..................................           (51,730)         (23,648)           (1,219)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................           (26,111)         (16,889)           (1,222)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $       (27,993) $       (15,586) $         (1,250)
                                                                 ===============  ===============  ================


                                                                    ALGER
                                                                   AMERICAN           ALGER           DREYFUS
                                                                  LEVERAGED         AMERICAN           MIDCAP
                                                                    ALLCAP          BALANCED           STOCK
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $             -  $            40  $            132
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................               220               98               309
 Administrative expense fees .................................                35               16                49
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................               255              114               358
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................              (255)             (74)             (226)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........             1,146              383             1,209
 Net realized gain (loss) from sales of investments ..........               158               98                99
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................             1,304              481             1,308
 Net unrealized gain (loss) ..................................           (12,426)          (1,826)           (3,337)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................           (11,122)          (1,345)           (2,029)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $       (11,377) $        (1,419) $         (2,255)
                                                                 ===============  ===============  ================


                                                                   DREYFUS           WARBURG          WARBURG
                                                                   SOCIALLY          PINCUS        PINCUS GLOBAL
                                                                 RESPONSIBLE        EMERGING        POST-VENTURE
                                                                    GROWTH          MARKETS*          CAPITAL*
                                                                 ---------------  ---------------  ----------------
INVESTMENT INCOME:
 Dividends ...................................................   $           141  $             -  $              -
                                                                 ---------------  ---------------  ----------------
EXPENSES:
 Mortality and expense risk fees .............................                45               29                17
 Administrative expense fees .................................                 7                5                 3
                                                                 ---------------  ---------------  ----------------
   Total expenses ............................................                52               34                20
                                                                 ---------------  ---------------  ----------------
   Net investment income (loss) ..............................                89              (34)              (20)
                                                                 ---------------  ---------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ..........                 -              168               516
 Net realized gain (loss) from sales of investments ..........               319               (6)               (3)
                                                                 ---------------  ---------------  ----------------
   Net realized gain (loss) ..................................               319              162               513
 Net unrealized gain (loss) ..................................            (1,051)          (1,692)           (1,591)
                                                                 ---------------  ---------------  ----------------
   Net realized and unrealized gain (loss) ...................              (732)          (1,530)           (1,078)
                                                                 ---------------  ---------------  ----------------
   Net increase (decrease) in net assets from operations .....   $          (643) $        (1,564) $         (1,098)
                                                                 ===============  ===============  ================

* For the Period 5/1/00 to 12/31/00.
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                         SMALL CAP VALUE                    SMALL CAP GROWTH
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000            1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ (1,352)        $    (469)        $  (4,346)        $  (2,867)
  Net realized gain (loss) ...................................        (2,800)           (3,208)           99,976             7,588
  Net unrealized gain (loss) .................................        11,080             7,322          (154,888)           82,527
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......         6,928             3,645           (59,258)           87,248
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................        59,321             5,329           184,760            45,123
  Withdrawals ................................................       (16,801)          (15,701)          (37,257)          (13,058)
  Contract benefits ..........................................             -                 -           (18,437)                -
  Contract charges ...........................................          (145)              (69)             (189)             (124)
  Transfers between sub-accounts (including fixed account),
   net .......................................................          (663)          (15,081)           (1,405)           (3,717)
  Other transfers from (to) the General Account ..............         3,029            94,228              (801)            1,725
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        44,741            68,706           126,671            29,949
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        51,669            72,351            67,413           117,197

 NET ASSETS:
  Beginning of year ..........................................       216,649           144,298           345,752           228,555
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $268,318         $ 216,649         $ 413,165         $ 345,752
                                                                    ============ ==============        ============ ===============



                                                                         CONTRARIAN VALUE                     INTERNATIONAL
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000           1999
                                                                    ------------ --------------        ------------ ---------------

INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $  5,624         $   2,237         $  (6,151)        $      49
  Net realized gain (loss) ...................................        27,583            24,459            82,602            52,721
  Net unrealized gain (loss) .................................        19,098           (84,099)         (209,802)          128,843
                                                                    ------------ --------------        ------------ ---------------
 Net increase (decrease) in net assets from operations .......        52,305           (57,403)         (133,351)          181,613
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................        83,342           106,144           100,384            58,476
  Withdrawals ................................................       (21,283)          (10,376)          (17,852)           (7,091)
  Contract benefits ..........................................       (26,167)                -                 -                 -
  Contract charges ...........................................          (154)             (192)             (152)             (143)
  Transfers between sub-accounts (including fixed account),
   net .......................................................       (46,377)         (124,746)            2,913            (8,921)
  Other transfers from (to) the General Account ..............           250            20,231            13,947           (13,140)
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................       (10,389)           (8,939)           99,240            29,181
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        41,916           (66,342)          (34,111)          210,794

 NET ASSETS:
  Beginning of year ..........................................       388,091           454,433           594,170           383,376
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $430,007         $ 388,091         $ 560,059         $ 594,170
                                                                    ============ ==============        ============ ===============


                                                                             GROWTH
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       2000           1999
                                                                    ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ (4,331)        $  (1,963)
  Net realized gain (loss) ...................................        39,858             2,171
  Net unrealized gain (loss) .................................      (149,680)           69,504
                                                                    ------------ --------------
  Net increase (decrease) in net assets from operations ......      (114,153)           69,712
                                                                    ------------ --------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................       282,373            90,497
  Withdrawals ................................................       (11,298)          (10,475)
  Contract benefits ..........................................       (17,741)                -
  Contract charges ...........................................          (360)             (101)
  Transfers between sub-accounts (including fixed account),
   net .......................................................        (5,185)           62,767
  Other transfers from (to) the General Account ..............        14,282            23,880
  Net increase (decrease) in investment by Sponsor ...........             -                 -
                                                                    ------------ --------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................       262,071           166,568
                                                                    ------------ --------------
  Net increase (decrease) in net assets ......................       147,918           236,280

 NET ASSETS:
  Beginning of year ..........................................       314,459            78,179
                                                                    ------------ --------------
  End of year ................................................      $462,377         $ 314,459
                                                                    ============ ==============

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC


                                                                          VALUE + GROWTH                       HORIZON 20+
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000            1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ (3,141)        $  (2,564)        $     569         $      49
  Net realized gain (loss) ...................................        52,146            12,172             5,535               801
  Net unrealized gain (loss) .................................       (82,441)           54,100           (12,647)            3,987
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......       (33,436)           63,708            (6,543)            4,837
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................       119,270           115,520                 -                 -
  Withdrawals ................................................       (23,981)          (17,533)           (9,395)           (9,896)
  Contract benefits ..........................................             -                 -                 -                 -
  Contract charges ...........................................          (409)             (327)                -                 -
  Transfers between sub-accounts (including fixed account),
   net .......................................................       (25,112)            1,233            (5,794)           (2,187)
  Other transfers from (to) the General Account ..............          (949)           80,290                 -            31,879
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        68,819           179,183           (15,189)           19,796
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        35,383           242,891           (21,732)           24,633

 NET ASSETS:
  Beginning of year ..........................................       528,417           285,526            69,199            44,566
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $563,800         $ 528,417         $  47,467         $  69,199
                                                                    ============ ==============        ============ ===============


                                                                          TOTAL RETURN                        HORIZON 10+
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000            1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ 13,846         $   9,418         $     905         $     777
  Net realized gain (loss) ...................................        32,852            28,895             6,305               341
  Net unrealized gain (loss) .................................       (76,874)           38,675           (11,377)            4,467
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......       (30,176)           76,988            (4,167)            5,585
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................        75,592           190,966                 -            14,844
  Withdrawals ................................................        (8,934)           (3,652)                -            (3,011)
  Contract benefits ..........................................             -                 -           (30,135)                -
  Contract charges ...........................................        (1,206)           (1,074)              (75)              (15)
  Transfers between sub-accounts (including fixed account),
   net .......................................................       (18,761)          (44,960)              (19)              (99)
  Other transfers from (to) the General Account ..............        29,083            33,079             6,998             5,613
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        75,774           174,359           (23,231)           17,332
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        45,598           251,347           (27,398)           22,917

 NET ASSETS:
  Beginning of year ..........................................       681,243           429,896            87,345            64,428
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $726,841         $ 681,243         $  59,947         $  87,345
                                                                    ============ ==============        ============ ===============


                                                                           HORIZON 5
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       2000           1999
                                                                    ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $  2,908         $   1,203
  Net realized gain (loss) ...................................         4,843               124
  Net unrealized gain (loss) .................................        (9,281)            2,446
                                                                    ------------ --------------
  Net increase (decrease) in net assets from operations ......        (1,530)            3,773
                                                                    ------------ --------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................           240               200
  Withdrawals ................................................        (6,272)           (3,275)
  Contract benefits ..........................................             -                 -
  Contract charges ...........................................          (163)             (162)
  Transfers between sub-accounts (including fixed account),
   net .......................................................           907             5,671
  Other transfers from (to) the General Account ..............         8,609             2,140
  Net increase (decrease) in investment by Sponsor ...........             -                 -
                                                                    ------------ --------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................         3,321             4,574
                                                                    ------------ --------------
  Net increase (decrease) in net assets ......................         1,791             8,347

 NET ASSETS:
  Beginning of year ..........................................       108,561           100,214
                                                                    ------------ --------------
  End of year ................................................      $110,352         $ 108,561
                                                                    ============ ==============

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC



                                                                            HIGH YIELD                    INVESTMENT GRADE BOND
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000           1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ 30,340         $   6,729         $   3,116         $     336
  Net realized gain (loss) ...................................        (2,856)           (1,500)                8               281
  Net unrealized gain (loss) .................................       (55,341)           (7,433)            3,803            (1,545)
                                                                    ------------ --------------        ------------ ---------------
 Net increase (decrease) in net assets from operations .......       (27,857)           (2,204)            6,927              (928)
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................        15,974           191,041             9,569            14,522
  Withdrawals ................................................        (6,369)           (3,801)           (1,893)           (2,138)
  Contract benefits ..........................................             -                 -                 -                 -
  Contract charges ...........................................          (157)              (94)              (61)              (34)
  Transfers between sub-accounts (including fixed account),
   net .......................................................        14,474           (25,810)            9,878            17,746
  Other transfers from (to) the General Account ..............           118             2,712             4,088             4,819
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        24,040           164,048            21,581            34,915
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        (3,817)          161,844            28,508            33,987

 NET ASSETS:
  Beginning of year ..........................................       271,009           109,165            63,250            29,263
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $267,192         $ 271,009         $  91,758         $  63,250
                                                                    ============ ==============        ============ ===============


                                                                      GOVERNMENT SECURITIES                   MONEY MARKET
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000           1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $  3,093         $     999         $  10,505         $   6,012
  Net realized gain (loss) ...................................           (15)               (8)                -                 -
  Net unrealized gain (loss) .................................         3,075            (1,086)                -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......         6,153               (95)           10,505             6,012
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................         4,902               891           206,930           448,021
  Withdrawals ................................................        (2,086)                -           (14,118)                 -
  Contract benefits ..........................................             -                 -                 -                 -
  Contract charges ...........................................           (76)              (69)             (123)                 -
  Transfers between sub-accounts (including fixed account),
   net .......................................................        15,485            20,047          (267,555)         (264,670)
  Other transfers from (to) the General Account ..............         2,452                 -                25                 -
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        20,677            20,869           (74,841)          183,351
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        26,830            20,774           (64,336)          189,363

 NET ASSETS:
  Beginning of year ..........................................        48,441            27,667           263,178            73,815
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $ 75,271         $  48,441         $ 198,842         $ 263,178
                                                                    ============ ==============        ============ ===============


                                                                        STRATEGIC INCOME(a)
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       2000           1999
                                                                    ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $     41         $     (1)
  Net realized gain (loss) ...................................            (3)                -
  Net unrealized gain (loss) .................................           101               (5)
                                                                    ------------ --------------
  Net increase (decrease) in net assets from operations ......           139               (6)
                                                                    ------------ --------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................         2,000                 -
  Withdrawals ................................................             -                 -
  Contract benefits ..........................................             -                 -
  Contract charges ...........................................            (5)                -
  Transfers between sub-accounts (including fixed account),
   net .......................................................         3,597               600
  Other transfers from (to) the General Account ..............             -                 -
  Net increase (decrease) in investment by Sponsor ...........             -                 -
                                                                    ------------ --------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................         5,592               600
                                                                    ------------ --------------
  Net increase (decrease) in net assets ......................         5,731               594

 NET ASSETS:
  Beginning of year ..........................................           594                 -
                                                                    ------------ --------------
  End of year ................................................      $  6,325         $     594
                                                                    ============ ==============

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.
                                     SA-11

                              SEPARATE ACCOUNT KGC

                                                                                                            KVS DREMAN
                                                                           BLUE CHIP                    FINANCIAL SERVICES(a)
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000           1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $ (4,191)        $  (2,476)        $     282         $    (562)
  Net realized gain (loss) ...................................         5,058             2,936            (1,306)             (198)
  Net unrealized gain (loss) .................................       (59,171)           79,700            39,479            (9,458)
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......       (58,304)           80,160            38,455           (10,218)
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................       147,994           159,148            69,729             5,650
  Withdrawals ................................................       (15,570)          (24,204)           (7,257)          (15,742)
  Contract benefits ..........................................             -                 -                 -                 -
  Contract charges ...........................................          (377)             (162)             (103)               (5)
  Transfers between sub-accounts (including fixed account),
   net .......................................................        14,228            75,343             8,558            12,205
  Other transfers from (to) the General Account ..............         1,197            98,425             1,180           107,818
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................       147,472           308,550            72,107           109,926
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        89,168           388,710           110,562            99,708

 NET ASSETS:
  Beginning of year ..........................................       526,823           138,113           104,019             4,311
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $615,991         $ 526,823         $ 214,581         $ 104,019
                                                                    ============ ==============        ============ ===============


                                                                            KVS DREMAN
                                                                       HIGH RETURN EQUITY(a)                  NEW EUROPE(a)
                                                                      YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                    ---------------------------        ----------------------------
                                                                       2000           1999                 2000           1999
                                                                    ------------ --------------        ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $  3,663         $  (1,250)        $    (387)        $      (9)
  Net realized gain (loss) ...................................        15,857            (7,009)              (73)                -
  Net unrealized gain (loss) .................................        81,358           (43,763)           (2,666)              367
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from operations ......       100,878           (52,022)           (3,126)              358
                                                                    ------------ --------------        ------------ ---------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................         2,773            81,298            35,902             1,780
  Withdrawals ................................................       (12,627)          (45,870)                -                 -
  Contract benefits ..........................................             -                 -                 -                 -
  Contract charges ...........................................          (123)              (61)              (84)                -
  Transfers between sub-accounts (including fixed account),
   net .......................................................         3,358            14,149             1,150               400
  Other transfers from (to) the General Account ..............         4,723           336,190            16,802             2,827
  Net increase (decrease) in investment by Sponsor ...........             -                 -                 -                 -
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................        (1,896)          385,706            53,770             5,007
                                                                    ------------ --------------        ------------ ---------------
  Net increase (decrease) in net assets ......................        98,982           333,684            50,644             5,365

 NET ASSETS:
  Beginning of year ..........................................       354,770            21,086             5,365                 -
                                                                    ------------ --------------        ------------ ---------------
  End of year ................................................      $453,752         $ 354,770         $  56,009         $   5,365
                                                                    ============ ==============        ============ ===============


                                                                        GLOBAL BLUE CHIP
                                                                     YEAR ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       2000           1999
                                                                    ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ...............................      $   (727)        $       -
  Net realized gain (loss) ...................................            51                 -
  Net unrealized gain (loss) .................................        (3,447)               46
                                                                    ------------ --------------
  Net increase (decrease) in net assets from operations ......        (4,123)               46
                                                                    ------------ --------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ......................................       215,680                 -
  Withdrawals ................................................             -                 -
  Contract benefits ..........................................             -                 -
  Contract charges ...........................................           (55)                -
  Transfers between sub-accounts (including fixed account),
   net .......................................................         3,159               400
  Other transfers from (to) the General Account ..............             -                 -
  Net increase (decrease) in investment by Sponsor ...........             -                 -
                                                                    ------------ --------------
  Net increase (decrease) in net assets from contract
   transactions ..............................................       218,784               400
                                                                    ------------ --------------
  Net increase (decrease) in net assets ......................       214,661               446

 NET ASSETS:
  Beginning of year ..........................................           446                 -
                                                                    ------------ --------------
  End of year ................................................      $215,107         $     446
                                                                    ============ ==============

(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                                                                     AGRESSIVE                TECHNOLOGY
                                                                      GROWTH                    GROWTH
                                                                           PERIOD FROM              PERIOD FROM
                                                              YEAR ENDED   5/3/99* TO   YEAR ENDED  5/3/99* TO
                                                               12/31/00     12/31/99     12/31/00    12/31/99
                                                              ----------   -----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $    (829)   $     (47)   $  (4,008)   $    (439)
  Net realized gain (loss) ................................         545            2       24,636           65
  Net unrealized gain (loss) ..............................      (9,566)       3,201     (165,247)      49,256
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...      (9,850)       3,156     (144,619)      48,882
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      39,579            -      230,262            -
  Withdrawals .............................................      (2,111)           -      (24,331)           -
  Contract benefits .......................................           -            -            -            -
  Contract charges ........................................        (147)          (8)        (378)         (65)
  Transfers between sub-accounts (including fixed account),
   net ....................................................       1,197       41,295      150,031      115,056
  Other transfers from (to) the General Account ...........      14,733            -       23,185            -
  Net increase (decrease) in investment by Sponsor ........      (2,665)       2,000       (4,013)       2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      50,586       43,287      374,756      116,991
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................      40,736       46,443      230,137      165,873

 NET ASSETS:
  Beginning of year .......................................      46,443            -      165,873            -
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $  87,179    $  46,443    $ 396,010    $ 165,873
                                                              ==========   ===========  ==========  ============


                                                                                             KVS FOCUSED
                                                                                              LARGE CAP
                                                                 KVS INDEX 500 (a)             GROWTH
                                                                          PERIOD FROM              PERIOD FROM
                                                              YEAR ENDED   9/1/99* TO  YEAR ENDED  10/29/99* TO
                                                               12/31/00     12/31/99    12/31/00     12/31/99
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $    (569)   $     (24)   $    (100)   $      (4)
  Net realized gain (loss) ................................         (79)           1          984            -
  Net unrealized gain (loss) ..............................      (8,352)         968       (2,447)         567
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...      (9,000)         945       (1,563)         563
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      79,639            -        9,805            -
  Withdrawals .............................................      (1,051)           -         (277)           -
  Contract benefits .......................................           -            -          -              -
  Contract charges ........................................         (99)           -          -              -
  Transfers between sub-accounts (including fixed account),
   net ....................................................           -       10,000        4,835            -
  Other transfers from (to) the General Account ...........       6,085            -        4,902            -
  Net increase (decrease) in investment by Sponsor ........      (1,977)       2,000          -          2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      82,597       12,000       19,265        2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................      73,597       12,945       17,702        2,563

 NET ASSETS:
  Beginning of year .......................................      12,945            -        2,563            -
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $  86,542    $  12,945    $  20,265    $   2,563
                                                              ==========   ===========  ==========  ============

* Date of initial investment.
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                                                                        KVS                      KVS
                                                                       GROWTH                   GROWTH
                                                                    OPPORTUNITIES             AND INCOME
                                                                          PERIOD FROM               PERIOD FROM
                                                              YEAR ENDED  10/29/99* TO  YEAR ENDED  10/29/99* TO
                                                               12/31/00     12/31/99     12/31/00    12/31/99
                                                              ----------   -----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $    (778)   $      (4)   $    (444)   $      (4)
  Net realized gain (loss) ................................        (377)           -          894            -
  Net unrealized gain (loss) ..............................     (25,760)         328       (7,695)         298
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...     (26,915)         324       (7,245)         294
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................     130,630            -       94,125            -
  Withdrawals .............................................      (3,302)           -       (3,411)           -
  Contract benefits .......................................           -            -            -            -
  Contract charges ........................................         (46)           -          (53)           -
  Transfers between sub-accounts (including fixed account),
   net ....................................................      69,423            -       15,777            -
  Other transfers from (to) the General Account ...........      (4,917)           -        5,008            -
  Net increase (decrease) in investment by Sponsor ........      (2,159)       2,000          -          2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................     189,629        2,000      111,446        2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................     162,714        2,324      104,201        2,294

 NET ASSETS:
  Beginning of year .......................................       2,324            -        2,294            -
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $ 165,038    $   2,324    $ 106,495    $   2,294
                                                              ==========   ===========  ==========  ============


                                                                     SCUDDER                     SCUDDER
                                                                  INTERNATIONAL             GLOBAL DISCOVERY
                                                                    CLASS A(a)                 CLASS A(a)
                                                              YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                 2000          1999       2000         1999
                                                              ----------   -----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $  (1,103)   $    (618)   $  (1,638)   $  (2,458)
  Net realized gain (loss) ................................      20,021        4,594       35,353        9,549
  Net unrealized gain (loss) ..............................     (65,158)      37,619      (68,894)     129,172
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...     (46,240)      41,595      (35,179)     136,263
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      60,198       41,681      175,028      100,053
  Withdrawals .............................................      (2,215)     (11,831)     (15,090)      (2,000)
  Contract benefits .......................................           -            -            -            -
  Contract charges ........................................        (173)         (25)        (292)         (74)
  Transfers between sub-accounts (including fixed account),
   net ....................................................      19,585         (119)      36,013       42,623
  Other transfers from (to) the General Account ...........       6,647       86,035       11,599       (1,317)
  Net increase (decrease) in investment by Sponsor ........           -            -            -            -
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      84,042      115,741      207,258      139,285
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................      37,802      157,336      172,079      275,548

 NET ASSETS:
  Beginning of year .......................................     157,336            -      406,617      131,069
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $ 195,138    $ 157,336    $ 578,696    $ 406,617
                                                              ==========   ===========  ==========  ============

* Date of initial investment.
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                                                                      SCUDDER                     SCUDDER
                                                                  CAPITAL GROWTH             GROWTH AND INCOME
                                                                    CLASS A(a)                   CLASS A(a)
                                                              YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                 2000          1999       2000          1999
                                                              ----------   -----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $  (1,882)   $    (733)   $   1,303    $    (740)
  Net realized gain (loss) ................................      25,619        5,416        6,759       20,702
  Net unrealized gain (loss) ..............................     (51,730)      26,626      (23,648)      (6,902)
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...     (27,993)      31,309      (15,586)      13,060
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      74,648       10,985       46,972       97,561
  Withdrawals .............................................      (1,433)           -      (18,337)     (20,508)
  Contract benefits .......................................           -            -            -            -
  Contract charges ........................................        (280)        (152)        (152)         (74)
  Transfers between sub-accounts (including fixed account),
   net ....................................................      22,305       65,951       (8,559)       4,825
  Other transfers from (to) the General Account ...........       4,298       18,000       14,754      127,726
  Net increase (decrease) in investment by Sponsor ........           -            -            -            -
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      99,538       94,784       34,678      209,530
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................      71,545      126,093       19,092      222,590

 NET ASSETS:
  Beginning of year .......................................     175,757       49,664      442,135      219,545
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $ 247,302    $ 175,757    $ 461,227    $ 442,135
                                                              ==========   ===========  ==========  ============


                                                                     SCUDDER               ALGER AMERICAN
                                                                21ST CENTURY GROWTH       LEVERAGED ALLCAP
                                                                     CLASS A                        PERIOD FROM
                                                                   PERIOD FROM          YEAR ENDED 11/15/99* TO
                                                                5/1/00* TO 12/31/00      12/31/00    12/31/99
                                                              ------------------------  ------------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................       $        (28)       $    (255)   $      (3)
  Net realized gain (loss) ................................                 (3)           1,304            1
  Net unrealized gain (loss) ..............................             (1,219)         (12,426)         397
                                                                  --------------      ----------  ------------
  Net increase (decrease) in net assets from operations ...             (1,250)         (11,377)         395
                                                                  --------------      ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................              6,220           62,862            -
  Withdrawals .............................................                  -           (4,759)           -
  Contract benefits .......................................                  -                -            -
  Contract charges ........................................                  -               (3)           -
  Transfers between sub-accounts (including fixed account),
   net ....................................................                  -              149            -
  Other transfers from (to) the General Account ...........              2,497           14,686            -
  Net increase (decrease) in investment by Sponsor ........              2,000                -        2,000
                                                                  --------------      ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................             10,717           72,935        2,000
                                                                  --------------      ----------  ------------
  Net increase (decrease) in net assets ...................              9,467           61,558        2,395

 NET ASSETS:
  Beginning of year .......................................                  -            2,395            -
                                                                  --------------      ----------  ------------
  End of year .............................................       $      9,467        $  63,953    $   2,395
                                                                  ==============      ==========  ============


                                                                  ALGER AMERICAN
                                                                     BALANCED
                                                                          PERIOD FROM
                                                              YEAR ENDED  11/15/99* TO
                                                               12/31/00     12/31/99
                                                              ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $     (74)   $      (3)
  Net realized gain (loss) ................................         481           -
  Net unrealized gain (loss) ..............................      (1,826)         120
                                                              ----------   -----------
  Net increase (decrease) in net assets from operations ...      (1,419)         117
                                                              ----------   -----------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      11,648            -
  Withdrawals .............................................      (4,695)           -
  Contract benefits .......................................           -            -
  Contract charges ........................................          (1)           -
  Transfers between sub-accounts (including fixed account),
   net ....................................................           -            -
  Other transfers from (to) the General Account ...........      17,137            -
  Net increase (decrease) in investment by Sponsor ........           -        2,000
                                                              ----------   -----------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      24,089        2,000
                                                              ----------   -----------
  Net increase (decrease) in net assets ...................      22,670        2,117

 NET ASSETS:
  Beginning of year .......................................       2,117            -
                                                              ----------   -----------
  End of year .............................................   $  24,787    $   2,117
                                                              ==========   ===========

* Date of initial investment.
(a) Name changed.  See Note 1.


   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC

                                                                      DREYFUS             DREYFUS SOCIALLY
                                                                   MIDCAP STOCK          RESPONSIBLE GROWTH
                                                                          PERIOD FROM               PERIOD FROM
                                                              YEAR ENDED  11/15/99* TO  YEAR ENDED  11/15/99* TO
                                                               12/31/00     12/31/99    12/31/00     12/31/99
                                                              ----------   -----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $    (226)   $       2    $      89    $      (3)
  Net realized gain (loss) ................................       1,308            -          319           72
  Net unrealized gain (loss) ..............................      (3,337)          95       (1,051)         103
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from operations ...      (2,255)          97         (643)         172
                                                              ----------   -----------  ----------  ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................      84,653            -       18,577            -
  Withdrawals .............................................           -            -            -            -
  Contract benefits .......................................           -            -            -            -
  Contract charges ........................................         (26)           -            -            -
  Transfers between sub-accounts (including fixed account),
   net ....................................................      (1,268)           -            -            -
  Other transfers from (to) the General Account ...........      (1,978)           -       (1,403)           -
  Net increase (decrease) in investment by Sponsor ........           -        2,000            -        2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................      81,381        2,000       17,174        2,000
                                                              ----------   -----------  ----------  ------------
  Net increase (decrease) in net assets ...................      79,126        2,097       16,531        2,172

 NET ASSETS:
  Beginning of year .......................................       2,097            -        2,172            -
                                                              ----------   -----------  ----------  ------------
  End of year .............................................   $  81,223    $   2,097    $  18,703    $   2,172
                                                              ==========   ===========  ==========  ============


                                                                WARBURG     WARBURG
                                                                PINCUS   PINCUS GENERAL
                                                               EMERGING   POST-VENTURE
                                                               MARKETS      CAPITAL
                                                             PERIOD FROM   PERIOD FROM
                                                              5/1/00* TO   5/1/00* TO
                                                               12/31/00     12/31/00
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................   $     (34)   $     (20)
  Net realized gain (loss) ................................         162          513
  Net unrealized gain (loss) ..............................      (1,692)      (1,591)
                                                              ----------   -----------
  Net increase (decrease) in net assets from operations ...      (1,564)      (1,098)
                                                              ----------   -----------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................           -        3,000
  Withdrawals .............................................           -            -
  Contract benefits .......................................           -            -
  Contract charges ........................................           -           (2)
  Transfers between sub-accounts (including fixed account),
   net ....................................................       3,900          142
  Other transfers from (to) the General Account ...........           -            -
  Net increase (decrease) in investment by Sponsor ........       2,000        2,000
                                                              ----------   -----------
  Net increase (decrease) in net assets from contract
   transactions ...........................................       5,900        5,140
                                                              ----------   -----------
  Net increase (decrease) in net assets ...................       4,336        4,042

 NET ASSETS:
  Beginning of year .......................................           -           -
                                                              ----------   -----------
  End of year .............................................   $   4,336    $  4,042
                                                              ==========   ===========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KGC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account KGC is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on December 19, 1996 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account KGC are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account KGC cannot be charged with liabilities arising out of any other business of the Company.

     Separate Account KGC is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account KGC currently offers thirty-seven Sub-Accounts under the variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Kemper Variable Series (KVS) or Scudder Variable Life Investment Fund (Scudder VLIF) managed by Scudder Kemper Investments, Inc. (Scudder Kemper); or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Dreyfus Investment Portfolios or Dreyfus Socially Responsible Growth Fund, Inc. (Dreyfus) managed by The Dreyfus Corporation; or Warburg Pincus Trust (Warburg) managed by Credit Suisse Asset Management, LLC.. KVS, Scudder VLIF, Alger, Dreyfus and Warburg (the Funds) are open-end, management investment companies registered under the 1940 Act.

     Effective  May  1,  2000,  Global  Income  was  renamed  Strategic
Income, International Growth and Income was renamed New Europe, Dreman Financial Services was renamed KVS Dreman Financial Services, Dreman High Return Equity was renamed KVS Dreman High Return Equity, Index 500 was renamed KVS Index 500, Scudder International was renamed Scudder International Class A, Scudder Global Discovery was renamed Scudder Global Discovery Class A, Scudder Capital Growth was renamed Scudder Capital Growth Class A, Scudder Growth and Income was renamed Scudder Growth and Income Class A.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by Separate Account KGC in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

     FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account KGC. Therefore, no provision for income taxes has been charged against Separate Account KGC.

                              SEPARATE ACCOUNT KGC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - INVESTMENTS

     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:


                                                                                            PORTFOLIO INFORMATION
                                                                       -------------------------------------------------------------
                                                                                                                          NET ASSET
                                                                              NUMBER OF          AGGREGATE                  VALUE
INVESTMENT PORTFOLIO                                                           SHARES               COST                  PER SHARE
--------------------                                                   ------------------   -------------------   ------------------

Small Cap Value ......................................................        239,000          $   263,963             $     1.123
Small Cap Growth .....................................................        190,894              462,213                   2.164
Contrarian Value .....................................................        320,807              450,205                   1.340
International ........................................................        380,323              634,939                   1.473
Growth ...............................................................        153,511              538,909                   3.012
Value+Growth .........................................................        340,549              569,352                   1.656
Horizon 20+ ..........................................................         36,611               54,217                   1.297
Total Return .........................................................        280,499              755,870                   2.591
Horizon 10+ ..........................................................         47,093               62,621                   1.273
Horizon 5  ...........................................................         90,424              113,235                   1.220
High Yield ...........................................................        291,567              333,492                   0.916
Investment Grade Bond ................................................         80,111               88,007                   1.145
Government Securities ................................................         62,937               73,186                   1.196
Money Market .........................................................        198,302              198,302                   1.000
Strategic Income(a) ..................................................          6,416                6,229                   0.986
Blue Chip ............................................................        427,602              587,147                   1.441
KVS Dreman Financial Services(a)  ....................................        186,147              184,599                   1.153
KVS Dreman High Return Equity(a) .....................................        421,206              415,694                   1.077
New Europe(a) ........................................................         58,036               58,307                   0.965
Global Blue Chip .....................................................        182,079              218,507                   1.181
Aggressive Growth ....................................................         65,978               93,544                   1.321
Technology Growth ....................................................        285,478              512,001                   1.387
KVS Index 500(a)  ....................................................         88,498               93,926                   0.978
KVS Focused Large Cap Growth .........................................         17,773               22,145                   1.140
KVS Growth Opportunities .............................................        160,026              190,470                   1.031
KVS Growth And Income ................................................        102,432              113,892                   1.040
Scudder International Class A(a) .....................................         13,684              222,677                  14.260
Scudder Global Discovery Class A(a) ..................................         49,251              512,164                  11.750
Scudder Capital Growth Class A(a)  ...................................         10,720              269,316                  23.070
Scudder Growth and Income Class A(a) .................................         44,434              483,131                  10.380
Scudder 21st Century Growth Class A ..................................          1,169               10,686                   8.100
Alger American Leveraged AllCap ......................................          1,648               75,982                  38.800
Alger American Balanced ..............................................          1,800               26,493                  13.770
Dreyfus MidCap Stock .................................................          5,684               84,465                  14.290
Dreyfus Socially Responsible Growth ..................................            543               19,651                  34.470
Warburg Pincus Emerging Markets ......................................            465                6,028                   9.330
Warburg Pincus Global Post-Venture Capital ...........................            297                5,633                  13.620


(a) Name changed.  See Note 1.

                              SEPARATE ACCOUNT KGC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company makes a charge of 0.95% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily and monthly basis.

     A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is less than $50,000 on contracts issued on Form A3026-96. The fee is currently waived for contracts issued to and maintained by the trustee of a 401(k) plan.

     Allmerica Investments, Inc. (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account KGC, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

                              SEPARATE ACCOUNT KGC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

     Transactions from contractowners and sponsor were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2000                                      1999
                                                            -----------------------------------    --------------------------------
                                                              UNITS               AMOUNT                UNITS              AMOUNT
                                                            -----------------------------------------------------------------------
Small Cap Value
 Issuance of Units .............................             174,845            $ 158,992              119,045           $ 106,165
 Redemption of Units ...........................            (126,344)            (114,251)             (42,094)            (37,459)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................              48,501            $  44,741               76,951           $  68,706
                                                            ========            =========              =======           =========


Small Cap Growth
 Issuance of Units .............................             265,212            $ 459,354              100,903           $ 129,813
 Redemption of Units ...........................            (185,991)            (332,683)             (73,933)            (99,864)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................              79,221            $ 126,671               26,970           $  29,949
                                                            ========            =========              =======           =========

Contrarian Value
 Issuance of Units .............................             117,272            $ 124,454              109,276           $ 140,691
 Redemption of Units ...........................            (129,420)            (134,843)            (122,986)           (149,630)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................             (12,148)           $ (10,389)             (13,710)          $  (8,939)
                                                            ========            =========              =======           =========

International
 Issuance of Units .............................              94,243            $ 120,945               85,574           $ 108,273
 Redemption of Units ...........................             (16,551)             (21,705)             (58,133)            (79,092)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................              77,692            $  99,240               27,441           $  29,181
                                                            ========            =========              =======           =========

Growth
 Issuance of Units .............................             222,816            $ 343,392              141,702           $ 180,378
 Redemption of Units ...........................             (56,531)             (81,321)              (9,991)            (13,810)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................             166,285            $ 262,071              131,711           $ 166,568
                                                            ========            =========              =======           =========

Value+Growth
 Issuance of Units .............................             136,548            $ 171,886              224,359           $ 267,027
 Redemption of Units ...........................             (87,051)            (103,067)             (72,081)            (87,844)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................              49,497            $  68,819              152,278           $ 179,183
                                                            ========            =========              =======           =========

Horizon 20+
 Issuance of Units .............................              12,617            $  15,057               30,441           $  35,518
 Redemption of Units ...........................             (25,963)             (30,246)             (13,333)            (15,722)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................             (13,346)           $ (15,189)              17,108           $  19,796
                                                            ========            =========              =======           =========

Total Return
 Issuance of Units .............................             106,847            $ 140,792              217,560           $ 260,417
 Redemption of Units ...........................             (50,424)             (65,018)             (69,363)            (86,058)
                                                            --------            ---------              -------           ---------
   Net increase (decrease) .....................              56,423            $  75,774              148,197           $ 174,359
                                                            ========            =========              =======           =========

                              SEPARATE ACCOUNT KGC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2000                                      1999
                                                            -----------------------------------    --------------------------------
                                                              UNITS               AMOUNT                UNITS              AMOUNT
                                                            -------------    ------------------    ---------------    -------------
Horizon 10+
 Issuance of Units ............................                6,278            $   7,178               19,794           $  22,719
 Redemption of Units ..........................              (25,901)             (30,409)              (4,621)             (5,387)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................              (19,623)           $ (23,231)              15,173           $  17,332
                                                            =============    ==================    ===============    =============

Horizon 5
 Issuance of Units ............................               12,550            $  13,268                7,586           $   8,046
 Redemption of Units ..........................               (9,399)              (9,947)              (3,198)             (3,472)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                3,151            $   3,321                4,388           $   4,574
                                                            =============    ==================    ===============    =============

High Yield
 Issuance of Units ............................                43,543           $  44,454              192,253           $ 204,643
 Redemption of Units ..........................               (19,811)            (20,414)             (38,643)            (40,595)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                23,732           $  24,040              153,610           $ 164,048
                                                            =============    ==================    ===============    =============

Investment Grade Bond
 Issuance of Units ............................                23,721           $  25,733               34,416           $  37,097
 Redemption of Units ..........................                (4,041)             (4,152)              (1,968)             (2,182)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                19,680           $  21,581               32,448           $  34,915
                                                            =============    ==================    ===============    =============

Government Securities
 Issuance of Units ............................                24,970           $  25,557               21,084           $  20,869
 Redemption of Units ..........................                (4,615)             (4,880)                   -                   -
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                20,355           $  20,677               21,084           $  20,869
                                                            =============    ==================    ===============    =============

Money Market
 Issuance of Units ............................               245,386           $ 263,349              434,142           $ 448,021
 Redemption of Units ..........................              (315,542)           (338,190)            (256,468)           (264,670)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................               (70,156)          $ (74,841)             177,674           $ 183,351
                                                            =============    ==================    ===============    =============

Strategic Income(a)
 Issuance of Units ............................                 5,826           $   5,707                  602           $     600
 Redemption of Units ..........................                  (115)               (115)                   -                   -
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                 5,711           $   5,592                  602           $     600
                                                            =============    ==================    ===============    =============

Blue Chip
 Issuance of Units ............................               129,014           $ 193,205              255,704           $ 338,128
 Redemption of Units ..........................               (31,171)            (45,733)             (22,111)            (29,578)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                97,843           $ 147,472              233,593           $ 308,550
                                                            =============    ==================    ===============    =============

KVS Dreman Financial Services(a)
 Issuance of Units ............................                80,693           $  79,603              145,027           $ 146,072
 Redemption of Units ..........................                (8,943)             (7,496)             (37,591)            (36,146)
                                                            -------------    ------------------    ---------------    -------------
   Net increase (decrease) ....................                71,750           $  72,107              107,436           $ 109,926
                                                            =============    ==================    ===============    =============

                              SEPARATE ACCOUNT KGC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)


                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2000                                      1999
                                                            ------------------------------    --------------------------------
                                                              UNITS           AMOUNT             UNITS            AMOUNT
                                                            -------------  ---------------    -------------  -----------------
KVS Dreman High Return Equity(a)
 Issuance of Units ............................                11,869       $   11,176           412,130       $  444,179
 Redemption of Units ..........................               (15,293)         (13,072)          (58,087)         (58,473)
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                (3,424)      $   (1,896)          354,043       $  385,706
                                                            =============  ===============    =============  =================

New Europe(a)
 Issuance of Units ............................                53,785        $  57,875             4,859           $5,007
 Redemption of Units ..........................                (3,978)          (4,105)                -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                49,807           $53,770            4,859            $5,007
                                                            =============  ===============    =============  =================

Global Blue Chip
 Issuance of Units ............................               194,684         $ 219,018              386              $400
 Redemption of Units ..........................                  (159)             (234)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................               194,525         $ 218,784              386              $400
                                                            =============  ===============    =============  =================

Aggressive Growth
 Issuance of Units ............................                36,977           $55,821           33,443           $43,287
 Redemption of Units ..........................                (3,630)           (5,235)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                33,347           $50,586           33,443           $43,287
                                                            =============  ===============    =============  =================

Technology Growth
 Issuance of Units ............................               238,286         $ 467,156           94,029          $116,991
 Redemption of Units ..........................               (42,904)          (92,400)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................               195,382         $ 374,756           94,029          $116,991
                                                            =============  ===============    =============  =================

KVS Index 500(a)
 Issuance of Units ............................                80,129           $85,863           11,860           $12,000
 Redemption of Units ..........................                (2,982)           (3,266)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                77,147           $82,597           11,860           $12,000
                                                            =============  ===============    =============  =================

KVS Focused Large Cap Growth
 Issuance of Units ............................                19,734           $25,133            2,000            $2,000
 Redemption of Units ..........................                (4,159)           (5,868)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                15,575           $19,265            2,000            $2,000
                                                            =============  ===============    =============  =================

KVS Growth Opportunities
 Issuance of Units ............................               192,391         $ 227,871            2,000            $2,000
 Redemption of Units ..........................               (32,284)          (38,242)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................               160,107         $ 189,629            2,000            $2,000
                                                            =============  ===============    =============  =================

KVS Growth And Income
 Issuance of Units ............................               122,588         $ 137,002            2,000            $2,000
 Redemption of Units ..........................               (21,243)          (25,556)                -                 -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................               101,345         $ 111,446            2,000            $2,000
                                                            =============  ===============    =============  =================

                            SEPARATE ACCOUNT KGC
                 NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                                   YEAR ENDED DECEMBER 31,
                                                                         2000                                      1999
                                                            ------------------------------    --------------------------------
                                                              UNITS            AMOUNT             UNITS            AMOUNT
                                                            -------------  ---------------    -------------  -----------------
Scudder International Class A(a)
 Issuance of Units ............................                73,306          $97,256           116,382         $128,740
 Redemption of Units ..........................                (9,576)         (13,214)          (10,467)         (12,999)
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                63,730          $84,042           105,915         $115,741
                                                            =============  ===============    =============  =================

Scudder Global Discovery Class A(a)
 Issuance of Units ............................               156,794        $ 254,442           165,501         $210,612
 Redemption of Units ..........................               (32,133)         (47,184)          (52,411)         (71,327)
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................               124,661        $ 207,258           113,090         $139,285
                                                            =============  ===============    =============  =================

Scudder Capital Growth Class A(a)
 Issuance of Units ............................                79,515        $ 111,478            77,029          $95,203
 Redemption of Units ..........................                (8,120)         (11,940)             (336)            (419)
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                71,395          $99,538            76,693          $94,784
                                                            =============  ===============    =============  =================

Scudder Growth and Income Class A(a)
 Issuance of Units ............................               123,722        $ 128,705           278,198         $286,188
 Redemption of Units ..........................               (90,791)         (94,027)          (74,483)         (76,658)
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                32,931          $34,678           203,715         $209,530
                                                            =============  ===============    =============  =================

Scudder 21st Century Growth Class A
 Issuance of Units ............................                12,047          $10,717                 -              $ -
 Redemption of Units ..........................                     -                -                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                12,047          $10,717                 -              $ -
                                                            =============  ===============    =============  =================

Alger American Leveraged AllCap
 Issuance of Units ............................                73,778          $77,696             2,000           $2,000
 Redemption of Units ..........................                (3,932)          (4,761)                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                69,846          $72,935             2,000           $2,000
                                                            =============  ===============    =============  =================

Alger American Balanced
 Issuance of Units ............................                26,660          $28,784             2,000           $2,000
 Redemption of Units ..........................                (4,308)          (4,695)                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                22,352          $24,089             2,000           $2,000
                                                            =============  ===============    =============  =================

Dreyfus MidCap Stock
 Issuance of Units ............................                79,065          $91,745             2,000           $2,000
 Redemption of Units ..........................                (8,743)         (10,364)                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                70,322          $81,381             2,000           $2,000
                                                            =============  ===============    =============  =================

Dreyfus Socially Responsible Growth
 Issuance of Units ............................                24,209          $24,627             2,000           $2,000
 Redemption of Units ..........................                (6,635)          (7,453)                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                17,574          $17,174             2,000           $2,000
                                                            =============  ===============    =============  =================

Warburg Pincus Emerging Markets
 Issuance of Units ............................                 5,784           $5,900                 -              $ -
 Redemption of Units ..........................                     -                -                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                 5,784           $5,900                 -              $ -
                                                            =============  ===============    =============  =================

Warburg Pincus Global Post-Venture Capital
 Issuance of Units ............................                 5,350           $5,140                 -              $ -
 Redemption of Units ..........................                     -                -                 -                -
                                                            -------------  ---------------    -------------  -----------------
   Net increase (decrease) ....................                 5,350           $5,140                 -              $ -
                                                            =============  ===============    =============  =================

(a) Name changed.  See Note 1.

                             SEPARATE ACCOUNT KGC
                  NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 - DIVERSIFICATION REQUIREMENTS

      Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account KGC satisfies the current requirements of the regulations, and it intends that Separate Account KGC will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of shares of the Funds by Separate Account KGC during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                            PURCHASES               SALES
--------------------                           ------------           ---------
Small Cap Value.............................     $159,318             $ 115,929
Small Cap Growth ...........................      491,393               335,413
Contrarian Value............................      194,282               137,449
International ..............................      200,680                23,779
Growth .....................................      366,683                80,247
Value+Growth................................      222,340               105,717
Horizon 20+ ................................       21,970                30,579
Total Return ...............................      189,021                66,993
Horizon 10+ ................................       16,781                33,147
Horizon 5...................................       23,929                11,762
High Yield..................................       75,187                20,807
Investment Grade Bond ......................       37,230                 7,714
Government Securities.......................       28,121                 4,351
Money Market................................      270,619               334,825
Strategic Income(a).........................        5,794                   161
Blue Chip...................................      187,124                43,843
KVS Dreman Financial Services(a)............       81,524                 8,889
KVS Dreman High Return Equity(a)............       37,666                16,374
New Europe(a) ..............................       57,267                 3,746
Global Blue Chip............................      219,031                   903
Aggressive Growth...........................       56,136                 5,998
Technology Growth...........................      460,603                88,445
KVS Index 500(a)............................       85,803                 3,716
KVS Focused Large Cap Growth................       25,197                 5,962
KVS Growth Opportunities....................      227,392                38,541
KVS Growth And Income.......................      136,650                25,638
Scudder International Class A(a) ...........      115,631                14,536
Scudder Global Discovery Class A(a).........      276,091                47,474
Scudder Capital Growth Class A(a)...........      133,958                11,565
Scudder Growth and Income Class A(a)........      138,637                94,282
Scudder 21st Century Growth Class A.........       10,717                    28
Alger American Leveraged AllCap.............       78,811                 4,985
Alger American Balanced.....................       29,207                 4,809
Dreyfus MidCap Stock........................       92,936                10,572
Dreyfus Socially Responsible Growth.........       24,788                 7,525
Warburg Pincus Emerging Markets.............        6,068                    34
Warburg Pincus Global Post-Venture Capital..        5,657                    21
                                              ------------           ----------
Totals......................................   $4,790,242            $1,746,759
                                              ============           ===========

(a) Name changed.  See Note 1.

                            SEPARATE ACCOUNT KGC
                 NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 - ACCOUNTING PRONOUNCEMENTS

      In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

NOTE 9 - SUBSEQUENT EVENTS

      At a Special Meeting of Shareholders of the Kemper Variable Series Trust on March 14, 2001, shareholders approved a reorganization whereby the Kemper Horizon 5, 10+ and 20+ Funds will be combined with the Kemper Total Return Fund. Additionally, all funds advised by Zurich Scudder Investments ("ZSI") will be offered under the Scudder name. Both subsequent events are effective May 1, 2001.

                            PART C. OTHER INFORMATION


ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS

         Financial Statements Included in Part A
         None

         Financial Statements Included in Part B
         Financial Statements for First Allmerica Financial Life Insurance
         Company
         Financial Statements for Separate Account KGC of First Allmerica Financial Life Insurance Company.

         Financial Statements Included in Part C
         None

     (b) EXHIBITS

              EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and is incorporated by reference herein.

              EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

              EXHIBIT 3    (a) Underwriting and Administrative Services
                               Agreement was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                           (b) Wholesaling Agreement was previously filed on
                               December 19, 1996 in Pre-Effective
                               Amendment No. 1, and is incorporated by reference herein.

                           (c) Sales Agreements with Commission Schedule were
                               previously  filed on April 30, 1998 in
                               Post-Effective Amendment No. 2, and are
                               incorporated by reference herein.

                           (d) Sales Agreement with Chase was previously filed
                               on April 30, 1998 in  Post-Effective
                               Amendment No. 2, and is incorporated by reference herein.

                           (e) General Agent's Agreement was previously filed on
                               April 30, 1998 in  Post-Effective
                               Amendment No. 2, and is incorporated by reference herein.

                           (f) Career Agent Agreement was previously filed on
                               April  30,  1998 in  Post-Effective
                               Amendment No. 2, and is incorporated by reference herein.

                           (g) Registered Representative's Agreement was
                               previously filed on April 30, 1998 in
                               Post-Effective Amendment No. 2, and is
                               incorporated by reference herein.

                           (h) Form of Indemnification Agreement with Scudder
                               Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

              EXHIBIT 4 Policy Form was previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and is incorporated by reference herein.

              EXHIBIT 5 Application Form was previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and is incorporated by reference herein.

              EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and are incorporated by reference herein.

              EXHIBIT 7        Not Applicable.

              EXHIBIT 8    (a) BFDS Agreements for lockbox and mailroom
                               services were previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and are incorporated by reference herein.

                           (b) Form of Scudder Services Agreement was previously
                               filed on April 30, 1998 in Post-Effective
                               Amendment No. 2, and is incorporated by reference herein.

                           (c) Directors' Power of Attorney is filed herewith.

              EXHIBIT 9        Opinion of Counsel is filed herewith.

              EXHIBIT 10 Consent of Independent Accountants is filed herewith.

              EXHIBIT 11       None.

              EXHIBIT 12       None.

              EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10395/811-7771, and is incorporated by reference herein.

              EXHIBIT 14       Not Applicable.

              EXHIBIT 15   (a) Amendment to Kemper Participation Agreement was
                               previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement
                               No. 333-10285/811-7769, and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                           (b) Amendment dated October 1, 2000 with Scudder
                               Kemper was previously filed in April 2001 in Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is
                               incorporated by reference herein. Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                           (c) Amendment dated December 19, 2000 with Dreyfus
                               was previously filed in April 2001 in
                               Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is
                               incorporated by reference herein. Participation Agreement with Dreyfus was previously filed on June 23, 1999 in Post-Effective Amendment No. 2 (Registration Statement Nos. 333-63089/811-7769) and is incorporated by reference herein.

                           (d) Amendment dated May 30, 2000 with Alger was
                               previously filed in April 2001 in Post-Effective Amendment No. 14 of Registration Statement
                               No. 33-71054/811-8114, and is incorporated by reference herein. Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is
                               incorporated by reference herein.

                           (e) Amendment dated August 25, 2000 with Warburg
                               Pincus was previously filed in April 2001 in Post-Effective Amendment No. 7 of Registration Statement No. 333-10285/811-7769, and is
                               incorporated by reference herein. Participation Agreement with Warburg Pincus was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement
                               No. 333-10285/811-7769, and is incorporated by reference herein.

                           (f) Form of Amendment dated May 1, 2001 to the
                               Participation Agreement with INVESCO was previously filed in April 2001 in Post-Effective Amendment No. 13 of Registration Statement
                               No. 33-71052/811-8114, and is incorporated by reference herein.

ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The principal business address of all the following Directors and Officers is:
         440 Lincoln Street
         Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
    Director and Vice President             First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate            1998) of First Allmerica
    Controller

Mark R. Colborn                             Director (since 2000) and Vice President (since 1992) of First
    Director and Vice President             Allmerica

Charles F. Cronin                           Secretary and Counsel (since 2000) of First Allmerica;
    Secretary and Counsel                   Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                            of Nutter, McClennen & Fish

J. Kendall Huber                            Director, Vice President and General Counsel (since 2000)
    Director, Vice President and            of First Allmerica; Vice President (1999) of Promos Hotel
    General Counsel                         Corporation; Vice President and Deputy General Counsel


NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------

                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica; Director (since 1996)
    Chief Investment Officer                and President (since 1995) of Allmerica Asset Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President and Treasurer            Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

John F. O'Brien                             Director, President and Chief Executive Officer (since 1989) of
    Director, President and                 First Allmerica
    Chief Executive Officer

Edward J. Parry, III                        Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President and            President (since 1993) and Treasurer (1993-2000) of First
    Chief Financial Officer                 Allmerica

Richard M. Reilly                           Director (since 1996) and Vice President (since 1990) of First
    Director and Vice President             Allmerica; Director (since 1990), President and Chief
                                            Executive Officer (since 1995) of Allmerica Financial Life Insurance and Annuity Company; Director and President (since 1998) of Allmerica
                                            Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.                     Director and Vice President (since 1998) of First Allmerica;
    Director and Vice President             Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Eric A. Simonsen                            Director (since 1996) and Vice President (since 1990) of
    Director and Vice President             First Allmerica

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President             Vice President (1996-1998) of Travelers Property & Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                   Allmerica Financial Corporation

                                                              Delaware

       |               |               |               |               |               |               |               |
________________________________________________________________________________________________________________________________
      100%           100%             100%            100%            100%            100%            100%            100%
   Allmerica       Financial       Allmerica,       Allmerica   First Allmerica   AFC Capital     Allmerica      First Sterling
     Asset        Profiles, Inc.      Inc.          Funding     Financial Life      Trust I       Services          Limited
Management, Inc.                                     Corp.         Insurance                     Corporation
                                                                   Company

 Massachusetts    California     Massachusetts   Massachusetts   Massachusetts      Delaware     Massachusetts      Bermuda
      |                                                               |                                               |
      |                                  ___________________________________________________________          ________________
      |                                          |                    |                  |                            |
      |                                         100%                99.2%               100%                         100%
      |                                      Advantage            Allmerica           Allmerica                First Sterling
      |                                      Insurance              Trust           Financial Life               Reinsurance
      |                                     Network, Inc.       Company, N.A.       Insurance and                  Company
      |                                                                            Annuity Company                 Limited
      |
      |                                       Delaware       Federally Chartered      Delaware                     Bermuda
      |                                                                                   |
      |_________________________________________________________________________________________________________________________
      |      |            |             |              |             |            |            |            |            |
      |     100%         100%          100%           100%          100%         100%         100%         100%         100%
      |   Allmerica    Allmerica     Allmerica      Allmerica     Allmerica    Allmerica    Allmerica    Allmerica    Allmerica
      | Investments,   Investment    Financial      Financial    Investments  Investments  Investments  Investments  Investments
      |     Inc.       Management    Investment     Services      Insurance    Insurance   Insurance    Insurance     Insurance
      |               Company, Inc.  Management     Insurance    Agency Inc.  Agency of    Agency Inc.  Agency Inc.   Agency Inc.
      |                             Services, Inc. Agency, Inc.  of Alabama   Florida Inc. of Georgia  of Kentucky  of Mississippi
      |
      |Massachusetts  Massachusetts Massachusetts  Massachusetts   Alabama      Florida      Georgia    Kentucky      Mississippi
      |
________________________________________________________________
      |              |                |               |
     100%           100%             100%            100%
  Allmerica    Sterling Risk       Allmerica       Allmerica
   Property      Management      Benefits, Inc.      Asset
 & Casualty    Services, Inc.                      Management,
Companies, Inc.                                     Limited

    Delaware       Delaware          Florida         Bermuda
       |
________________________________________________
       |              |                |
      100%           100%             100%
  The Hanover      Allmerica        Citizens
   Insurance       Financial       Insurance
    Company        Insurance        Company
                 Brokers, Inc.    of Illinois

 New Hampshire  Massachusetts       Illinois
       |
________________________________________________________________________________________________________________________________
       |               |               |               |               |               |               |               |
      100%           100%             100%            100%            100%            100%            100%            100%
    Allmerica      Allmerica      The Hanover    Hanover Texas      Citizens     Massachusetts      Allmerica        AMGRO
    Financial        Plus           American        Insurance     Corporation    Bay Insurance      Financial         Inc.
     Benefit       Insurance       Insurance       Management                       Company         Alliance
    Insurance     Agency, Inc.      Company       Company, Inc.                                    Insurance
    Company                                                                                         Company

  Pennsylvania  Massachusetts    New Hampshire       Texas          Delaware     New Hampshire   New Hampshire   Massachusetts
                                                                       |                                               |
                                                ________________________________________________                ________________
                                                       |               |               |                               |
                                                      100%            100%            100%                            100%
                                                    Citizens        Citizens        Citizens                      Lloyds Credit
                                                    Insurance       Insurance       Insurance                      Corporation
                                                     Company         Company         Company
                                                    of Ohio        of America        of the
                                                                                     Midwest

                                                      Ohio          Michigan        Indiana                      Massachusetts
                                                                       |
                                                               _________________
                                                                       |
                                                                      100%
                                                                    Citizens
                                                                   Management
                                                                      Inc.

                                                                    Michigan



-----------------  -----------------  -----------------
   Allmerica          Greendale             AAM
    Equity             Special          Equity Fund
  Index Pool          Placements
                        Fund

 Massachusetts      Massachusetts      Massachusetts


-------- Grantor Trusts established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens


          ---------------   ----------------
             Allmerica         Allmerica
          Investment Trust     Securities
                                 Trust

           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                  ...............
                  Hanover Lloyd's
                    Insurance
                     Company

                      Texas


-------- Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


         -----------------  -----------------
            AAM Growth       AAM High Yield
             & Income         Fund, L.L.C.
            Fund L.P.

            Delaware         Massachusetts

________ L.P. or L.L.C. established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                    NAME                                      ADDRESS                        TYPE OF BUSINESS
                    ----                                      -------                        ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM Growth & Income Fund, L.P.                    440 Lincoln Street              Limited Partnership
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Inc.                  440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Asset Management Limited                440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                   Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company (formerly known               Worcester MA 01653              insurance, annuities, variable
as SMA Life Assurance Company)                                                    annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653


Allmerica Funding Corp.                           440 Lincoln Street              Special purpose funding vehicle for
                                                  Worcester MA 01653              commercial paper

Allmerica, Inc.                                   440 Lincoln Street              Common employer for Allmerica
                                                  Worcester MA 01653              Financial Corporation entities

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc. (formerly               Worcester MA 01653
Known as Allmerica Institutional Services, Inc.
and 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Management                   440 Lincoln Street              Investment advisory services
Company, Inc.                                     Worcester MA 01653

Allmerica Investments, Inc.                       440 Lincoln Street              Securities, retail broker-dealer
                                                  Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance


Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46240

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         645 West Grand River            Services management company
                                                  Howell MI 48843

Financial Profiles, Inc.                          5421 Avenida Encinas            Computer software company
                                                  Suite A
                                                  Carlsbad, CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company (formerly State Mutual Life               Worcester MA 01653              and health insurance company
Assurance Company of America)

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Parkway            Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 NationsBank Tower               Multi-line property and casualty
                                                  15301 Dallas Parkway            insurance
                                                  Dallas TX 75248

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Sterling Risk Management Services, Inc.           440 Lincoln Street              Risk management services
                                                  Worcester MA 01653


VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653


ITEM 27.       NUMBER OF CONTRACT OWNERS

     As of February 28, 2001, there were 74 Contract holders of qualified Contracts and 87 Contract holders of non-qualified Contracts.

ITEM 28.      INDEMNIFICATION

     Article VIII of the Bylaws of the Depositor state: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.      PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

         - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

         - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

         -    Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
         440 Lincoln Street
         Worcester, Massachusetts 01653

         NAME                   POSITION OR OFFICE WITH UNDERWRITER
         ----                   -----------------------------------

Margaret L. Abbott              Vice President

Emil J. Aberizk, Jr.            Vice President

Edward T. Berger                Vice President and Chief Compliance Officer

Michael J. Brodeur              Vice President Operations

Mark R. Colborn                 Vice President

Charles F. Cronin               Secretary/Clerk

Claudia J. Eckels               Vice President

Philip L. Heffernan             Vice President

J. Kendall Huber                Director

Mark C. McGivney                Treasurer

William F. Monroe, Jr.          President, Director and Chief Executive Officer

K. David Nunley                 Vice President

Stephen Parker                  Vice President and Director

Richard M. Reilly               Director and Chairman of the Board

Eric A. Simonsen                Director


     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 1999. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.      MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.      UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby undertakes that the aggregate fees and charges under the contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                             SEPARATE ACCOUNT KGC OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                            By: /s/ Charles F. Cronin
                                ---------------------
                                Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                               TITLE                                                         DATE
---------                                -----                                                         -----
/s/ Warren E. Barnes                     Vice President and Corporate Controller                       April 2, 2001
------------------------------------
Warren E. Barnes

Edward J. Parry*                         Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                       Director and Vice President
------------------------------------

John F. O'Brien*                         Director, President  and Chief Executive Officer
------------------------------------

Bruce C. Anderson*                       Director and Vice President
------------------------------------

Mark R. Colborn*                         Director and Vice President
------------------------------------

John P. Kavanaugh*                       Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                        Director, Vice President and General Counsel
------------------------------------

Robert P. Restrepo, Jr.*                 Director and Vice President
------------------------------------

Eric A. Simonsen*                        Director and Vice President
------------------------------------

Gregory D. Tranter*                      Director and Vice President
------------------------------------


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-10395)

                                  EXHIBIT TABLE

Exhibit 8(c)               Directors' Power of Attorney

Exhibit 9                  Opinion of Counsel

Exhibit 10                 Consent of Independent Accountants